UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21579

Nuveen Floating Rate Income Opportunity Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   July 31

Date of reporting period:   January 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

31 January 2019

Nuveen

Closed-End Funds

NSL	Nuveen Senior Income Fund
JFR	Nuveen Floating Rate Income Fund
JRO	Nuveen Floating Rate Income Opportunity Fund
JSD	Nuveen Short Duration Credit Opportunities Fund
JQC	Nuveen Credit Strategies Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on “Communication Preferences.” Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Chairman’s Letter to Shareholders

Dear Shareholders,

The global economy seemed to reach a turning point in 2018. Deregulation and tax law changes, which lowered corporate and individual tax rates and encouraged companies to repatriate overseas profits, helped boost U.S. economic growth and amplify corporate earnings during 2018. However, economic growth in Europe, China and Japan slowed, with trade tensions, unpredictable politics and tightening financial conditions weighing on consumer and business spending. Corporate earnings provided more positive than negative surprises, although expectations were lower by the fourth quarter of 2018 and markets were more concerned about weaker profits in the future, leading to elevated market volatility.

Although downside risks appear to be rising, we believe the likelihood of a near-term recession remains low. Global growth is indeed slowing, but it’s still positive. The U.S. economy remains strong, even in the face of late-cycle pressures. Low unemployment and firming wages should continue to support consumer spending, and the November mid-term elections resulted in change, but no major surprises. In China, the government remains committed to using fiscal stimulus to offset softening exports. Europe also remains vulnerable to trade policy as well as Brexit uncertainty, but underlying strengths in European economies, including low unemployment that drives domestic demand, remain supportive of a mild expansion. In a slower growth environment, there are opportunities for investors who seek them more selectively.

We expect volatility and challenging conditions to persist in 2019 but also think there is potential for upside. You can prepare your investment portfolio by working with your financial advisor to review your goals, timeline and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

March 25, 2019

Portfolio Managers’ Comments

Nuveen Senior Income Fund (NSL)

Nuveen Floating Rate Income Fund (JFR)

Nuveen Floating Rate Income Opportunity Fund (JRO)

Nuveen Short Duration Credit Opportunities Fund (JSD)

Nuveen Credit Strategies Income Fund (JQC)

The Funds’ investment portfolios are managed by Symphony Asset Management, LLC (Symphony), an affiliate of Nuveen, LLC. During the reporting period, Gunther Stein and Scott Caraher managed NSL, JFR and JRO, Gunther, Scott and Jenny Rhee managed JSD, and Gunther and Sutanto Widjaja managed JQC.

On October 1, 2018, Gunther Stein ceased serving as a portfolio manager for each of the Funds.

Here the team discusses their management strategies and the performance of the Funds for the six-month reporting period ended January 31, 2019.

What strategies were used to manage the Funds during the six-month reporting period ended January 31, 2019?

NSL seeks to achieve a high level of current income, consistent with capital preservation by investing primarily in adjustable rate U.S dollar-denominated secured senior loans. The Fund invests at least 80% of its managed assets in adjustable rate senior secured loans. Up to 20% may include U.S. dollar denominated senior loans of non-U.S. borrowers, senior loans that are not secured, other debt securities and equity securities and warrants. The Fund uses leverage.

JFR seeks to achieve a high level of current income by investing in adjustable rate secured and unsecured senior loans and other debt instruments. The Fund invests at least 80% of its managed assets in adjustable rate loans, primarily senior loans, though the loans may include unsecured senior loans and secured and unsecured subordinated loans. At least 65% the Fund’s managed assets must include adjustable rate senior loans that are secured by specific collateral. The Fund uses leverage.

JRO seeks to achieve a high level of current income. The Fund invests at least 80% of its managed assets in adjustable rate loans, primarily senior loans, though the loans may include unsecured senior loans and secured and unsecured subordinated loans. At least 65% of the Fund’s managed assets must include adjustable rate senior loans that are secured by specific collateral. The Fund uses leverage.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

JSD seeks to provide current income and the potential for capital appreciation. The Fund invests at least 70% of its managed assets in adjustable rate corporate debt instruments, including senior secured loans, second lien loans and other adjustable rate corporate debt instruments, at least 80% of “assets,” at time of purchase, in loans or securities in the issuing company’s capital structure that are senior to its common equity, including but not limited to debt securities, preferred securities and up to 30% of the Fund’s assets may include other types of debt instruments or short positions consisting primarily of high yield debt. The Fund maintains a portfolio with an average duration that does not exceed two years. The Fund uses leverage.

JQC’s primary investment objective is high current income and its secondary objective is total return. The Fund invests at least 70% of its managed assets in adjustable rate senior secured and second lien loans, at least 80% of “assets,” at time of purchase, in loans or securities in the issuing company’s capital structure that are senior to its common equity, including but not limited to debt securities, preferred securities and up to 30% opportunistically in other types of securities across a company’s capital structure, primarily income-oriented securities such as high yield debt, convertible securities and other forms of corporate debt. The Fund uses leverage.

What were the market conditions under which the Funds generated their performance during the six-month reporting period ended January 31, 2019?

For the six-month reporting period ended January 31, 2019, the credit markets were fairly volatile. This was most pronounced during the fourth quarter of 2018. In the quarter, outflows from floating rate loan mutual funds and exchange-traded funds (ETFs) as well as open-end high yield funds caused a technically-driven performance drawdown across the levered credit market. Within loans, forced selling by these vehicles put acute downward pressure on prices.

The general “risk off” sentiment that caused the sell-off was sparked by, among other things, concerns over 1) increasingly negative U.S.-China trade rhetoric, 2) the strength, or lack thereof, of Chinese economic growth, and 3) the potential near term slowing of the U.S. economy. These three key factors shifted consensus views toward a more benign U.S. interest rate outlook, countering the initial premise for fear of rising U.S. interest rates.

Entering into 2019, negative investor sentiment reversed sharply. The January 2019 reversal in investor perspective and risk appetite was due to Fed Chair Jerome Powell communicating a more cautious (i.e., dovish) posture in regard to potential interest rates hikes that was more in-line with investor expectations; the appearance of positive progress in U.S.-China trade negotiations; and renewed conviction in the consensus view that the U.S. was not sliding toward recession in 2019. Due to these circumstances, capital markets broadly, including loans and high yield bonds, began to recover in price, although retail demand for loans remained muted.

How did the Funds perform during this six-month reporting period ended January 31, 2019?

The tables in the Performance Overview and Holding Summaries section of this report provide total return performance for each Fund for the six-month, one-year, five-year, ten-year and/or since inception periods ended January 31, 2019. The Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index.

During the reporting period, four of the Funds declined by comparable amounts. JQC was an exception given its more differentiated mandate relative to the other Funds, which is covered in more detail in the section below. The Funds’ total returns at NAV for the reporting period are as follows: NSL -2.62%; JFR -2.47%; JRO -2.46%; JSD -2.79%; JQC -1.41%. By comparison, the Credit Suisse Leveraged Loan Index returned 0.24%. However, the loan market underperformed the high yield bond market (as measured by the ICE BofAML U.S. High Yield Index) as it rose 1.02% over the same time period. Although it also declined meaningfully in the fourth quarter of 2018, the high yield bond market’s performance was supported by relatively stronger returns in the first two months of the reporting period and in January 2019.

Despite the sell-off that occurred during the reporting period, we believed corporate defaults would and will continue to remain low (below the historical average of approximately 3%), as credit conditions remain benign and U.S. economic activity remains supportive of corporate financial results. While this is a positive fundamental backdrop for corporate credit, the recovery rally in January has led to a tempering of total return opportunities, most notably for loans, as prices of previously dislocated issues have generally moved back toward par.

What other Fund factors impacted the Funds’ Performance?

The major allocation and security selection performance factors were similar in NSL, JFR, JRO, and JSD.

In addition to the above market factors negatively impacting absolute and relative performance, security selection within these four Funds was disappointing, particularly within media, banks, and software & services where the Funds had exposure to higher beta issues. Within media, the loans of Catalina Marketing Corporation, which is engaged in the print coupon business, struggled amid secular changes that threaten the company’s business model (i.e., shift to online distribution versus print), while the loans and bonds of iHeartCommunications, which is undergoing a restructuring, also hurt return comparisons. The loan of Ditech, a residential mortgage servicer, that emerged from restructuring in 2018 also detracted, as did the loans of Skillsoft Corporation. Skillsoft is an educational technology company that was downgraded during the reporting period and later announced earnings that were below expectations. We continue to hold the positions. Lastly, the Funds’ energy sector exposures also contributed to underperformance, as company issues within the sector came under intense pressure as oil prices declined reflecting investor fears of lower consumption/demand due to weakening global economic growth.

Somewhat offsetting negative results were positive performance in the loans and bonds of Intelsat Jackson Holdings, S.A., which operates the world’s largest satellite services operation. Intelsat has benefitted from strong market positioning with regard to the rollout of 5G wireless technology. In addition, the loans of Petco Animal Supplies, Inc., which recently announced a partnership with an independent pet food manufacturer, also aided return comparisons. Lastly, the loan of Albertson’s LLC were additive to performance as this higher quality loan recovered swiftly following the market sell-off in the fourth quarter 2018.

JQC has a differentiated mandate (i.e., higher quality loans and larger high yield bond exposure) relative to the other Funds. Due to these circumstances, it had a different performance result during the reporting period. While the Fund still produced a negative return during the reporting period, its larger exposure to high yield bonds aided performance, particularly within the relatively stronger Health Care sector. In terms of key issuer/issue contributors, while Catalina Marketing Corporation and iHeartCommunications detracted from JQC’s absolute return, it was to a lesser degree than the other Funds. Specifically, JQC did not have exposure to the lower quality second lien loan of Catalina Marketing and had less exposure to a non-rated lower quality loan of Clear Channel Communications, which falls under the iHeartCommunications corporate structure. However, tempering JQC’s relative outperformance versus the other Funds at the issuer level was a modestly higher exposure to the equity of Cengage Learning. This reorganization equity was obtained through the company’s formal restructuring process. Cengage Learning offers an online learning platform for higher education professionals. The company announced disappointing quarterly results during the reporting period. Due to these circumstances, Cengage was a top five detractor in JQC while this was not the case for the other Funds. We continue to hold the Cengage position.

On the positive side, as with the other Funds, the loans and bonds of Intelsat Jackson Holdings, S.A. were additive to JQC’s performance. In addition, and different from the other Funds given position sizing, the loans of Serta Simmons Holdings LLC and Centene Corporation were particularly additive. Serta Simmons recently announced a partnership with a bedding manufacturer and has been the subject of potential acquisition rumors surrounding the bankruptcy of a major distributor, while managed care operator Centene Corporation quarterly revenue and earnings increased and exceeded investor expectations.

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through bank borrowings, Term Preferred Shares (Term Preferred) for NSL, JFR, JRO and JSD and reverse repurchase agreements for JQC. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments in recent years have been much lower than the interest the Fund has been earning on its portfolio securities that it has bought with the proceeds of that leverage.

However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Over the last few quarters, short-term interest rates have indeed increased from their extended lows after the 2007-09 financial crisis. This increase has reduced common share net income, and also reduced potential for long-term total returns. Nevertheless, the ability to effectively borrow at current short-term rates is still resulting in enhanced common share income, and management believes that the advantages of continuation of leverage outweigh the associated increase in risk and volatility described above.

NSL, JFR, JRO and JSD’s use of leverage had a negative impact on total return performance during this reporting period, while JQCs’ use of leverage had a negligible impact on total return performance.

During the current fiscal period, NSL, JFR, JRO and JSD used cancellable interest rate swaps in which each Fund received payments based upon pre-determined fixed rates and paid one-month LIBOR plus a fixed spread. After a non-callable period, the swap counterparty owns the right on future monthly dates to terminate the swap at par. The purpose of the cancellable interest rate swap is to convert a fixed rate Term Preferred Share issuance to floating rate, and the cancellation dates of the swap correspond to dates on which the Funds can call the Term Preferred Share issue. Collectively, these interest rate swap contracts had a negligible impact for NSL and JSD and a positive impact on JFR’s and JRO’s total return performance during the period.

As of January 31, 2019, the Funds’ percentages of leverage are as shown in the accompanying table.

	NSL	JFR	JRO	JSD	JQC
Effective Leverage*	38.42%	37.93%	37.43%	38.67%	37.02%
Regulatory Leverage*	38.42%	37.93%	37.43%	38.67%	29.57%
*

Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of reverse repurchase agreements, certain derivatives and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ LEVERAGE

Bank Borrowings

As noted above, the Funds employ leverage through the use of bank borrowings. The Funds’ bank borrowing activities are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	August 1, 2018	Draws	Paydowns	January 31, 2019	Average Balance Outstanding	Draws	Paydowns	March 27, 2019
NSL	$114,000,000	$—	$—	$114,000,000	$114,000,000	$—	$—	$114,000,000
JFR	$254,300,000	$10,200,000	$—	$264,500,000	$258,568,478	$—	$—	$264,500,000
JRO	$178,800,000	$—	$—	$178,800,000	$178,800,000	$—	$—	$178,800,000
JSD	$72,000,000	$—	$—	$72,000,000	$72,000,000	$—	$—	$72,000,000
JQC	$561,000,000	$—	$(66,000,000)	$495,000,000	$517,717,391	$—	$(40,000,000)	$455,000,000

Refer to Notes to Financial Statements, Note 9 – Fund Leverage, Borrowings for further details.

Reverse Repurchase Agreements

As noted previously, in addition to bank borrowings, JQC also utilized reverse repurchase agreements. The Fund’s transactions in reverse repurchase agreements are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
August 1, 2018	Purchases	Sales	January 31, 2019	Average Balance Outstanding	Purchases	Sales	March 27, 2019
$145,000,000	$55,000,000	$(2,000,000)	$198,000,000	$187,347,826	$ —	$ —	$198,000,000

Refer to Notes to Financial Statements, Note 9 – Fund Leverage, Reverse Repurchase Agreements for further details.

Term Preferred Shares

As noted previously, in addition to bank borrowings, the following Funds also issued Term Preferred. The Funds' transactions in Term Preferred are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	August 1, 2018	Issuance	Redemptions	January 31, 2019	Average Balance Outstanding	Issuance	Redemptions	March 27, 2019
NSL	$43,000,000	$—	$—	$43,000,000	$43,000,000	$—	$—	$43,000,000
JFR	$125,200,000	$—	$(10,200,000)	$115,000,000	$121,208,696	$—	$—	$115,000,000
JRO	$84,000,000	$—	$—	$84,000,000	$84,000,000	$—	$—	$84,000,000
JSD	$35,000,000	$—	$—	$35,000,000	$35,000,000	$—	$—	$35,000,000

Refer to Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details on Term Preferred.

Common Share Information

NSL, JFR, JRO and JSD COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding NSL’s, JFR’s, JRO’s and JSD’s distributions is current as of January 31, 2019. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distribution (Ex-Dividend Date)	NSL	JFR	JRO	JSD
August 2018	$0.0335	$0.0575	$0.0580	$0.1005
September	0.0355	0.0600	0.0605	0.1035
October	0.0355	0.0600	0.0605	0.1035
November	0.0355	0.0600	0.0605	0.1035
December	0.0355	0.0600	0.0605	0.1035
January 2019	0.0355	0.0600	0.0605	0.1035
Total Distributions from Net Investment Income	$0.2110	$0.3575	$0.3605	$0.6180

Current Distribution Rate*	7.42%	7.42%	7.56%	7.97%
*

Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

NSL, JFR, JRO and JSD seek to pay regular monthly dividends out of its net investment income at a rate that reflects their past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by NSL, JFR, JRO and JSD during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

JQC DISTRIBUTION INFORMATION

The following information regarding JQC’s distributions is current as of January 31, 2019.

Effective with JQC’s January 2019 distribution, the Fund has implemented a capital return plan where a supplemental amount is expected to be included in the Fund’s regular monthly distribution. Under this program, the Fund’s regular monthly distribution is expected to include net investment income, return of capital and potentially capital gains for tax purposes.

The figures in the table below provide an estimate as of January 31, 2019 of the sources (for tax purposes) of the Fund’s distributions. These source estimates include amounts currently estimated to be attributable to realized gains and/or returns of capital. The Fund attributes these non-income sources equally to each regular distribution throughout the fiscal year. The estimated information shown below is for the distributions paid on common shares for all prior months in the current fiscal year. These estimates should not be used for tax reporting purposes, and the distribution sources may differ for financial reporting than for tax reporting. The final determination of the tax characteristics of all distributions paid in 2019 will be made in early 2020 and reported to you on Form 1099-DIV. More details about the tax characteristics of the Fund’s distributions are available on www.nuveen.com/CEFdistributions.

Data as of January 31, 2019

Current Month Estimated Percentage of Distributions			Calendar YTD Estimated Per Share Amounts
Net Investment Income	Realized Gains	Return of Capital	Total Distributions	Net Investment Income	Realized Gains	Return of Capital
43.1%	0.0%	56.9%	$0.1015	$0.0438	$0.0000	$0.0577

The following table provides information regarding Fund distributions and total return performance over various time periods. This information is intended to help you better understand whether Fund returns for the specified time periods were sufficient to meet Fund distributions.

Data as of January 31, 2019

		Annualized			Cumulative
Inception Date	Latest Monthly Per Share Distribution	Current Distribution on NAV	1-Year Return on NAV	5-Year Return on NAV	Calendar YTD Distributions on NAV	Calendar YTD Return on NAV
6/25/2003	$0.1015	14.02%	1.17%	2.92%	1.20%	4.16%

COMMON SHARE EQUITY SHELF PROGRAMS

During the current reporting period, the following Funds were authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (“Shelf Offering”). Under these programs, the Funds, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s NAV per common share. The total amount of common shares authorized under these Shelf Offerings are as shown in the accompanying table.

	JFR		JRO
Additional authorized common shares	12,900,000	*	8,500,000	*
*	Represents additional authorized common shares for the period August 1, 2018 through November 30, 2018.

Refer to Notes to Financial Statements, Note 4 – Fund Shares, Common Shares Equity Shelf Programs and Offering Costs for further details of Shelf Offerings and each Fund’s respective transactions.

COMMON SHARE REPURCHASES

During August 2018, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

Common Share Information (continued)

As of January 31, 2019, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NSL	JFR	JRO	JSD	JQC
Common shares cumulatively repurchased and retired	15,400	147,593	39,400	—	5,473,400
Common shares authorized for repurchase	3,860,000	5,690,000	4,055,000	1,010,000	13,575,000

During the current reporting period, the following Funds repurchased and retired their common shares at a weighted average price per share and a weighted average discount per share as shown in the following table.

	NSL	JRO	JQC
Common shares repurchased and retired	10,400	20,000	157,700
Weighted average price per common share repurchased and retired	$5.41	$8.82	$7.43
Weighted average discount per common share repurchased and retired	15.29%	16.68%	16.16%

OTHER COMMON SHARE INFORMATION

As of January 31, 2019, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NSL	JFR	JRO	JSD	JQC
Common share NAV	$6.52	$10.91	$10.84	$16.81	$8.69
Common share price	$5.74	$9.71	$9.60	$15.59	$7.72
Premium/(Discount) to NAV	(11.96)%	(11.00)%	(11.44)%	(7.26)%	(11.16)%
6-month average premium/(discount) to NAV	(11.75)%	(11.47)%	(11.32)%	(8.39)%	(13.31)%

Risk Considerations

(Unaudited)

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Senior Income Fund (NSL)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as interest rate risk are described in more detail on the Fund’s web page at www.nuveen.com/NSL.

Nuveen Floating Rate Income Fund (JFR)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as interest rate risk are described in more detail on the Fund’s web page at www.nuveen.com/JFR.

Nuveen Floating Rate Income Opportunity Fund (JRO)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as interest rate risk are described in more detail on the Fund’s web page at www.nuveen.com/JRO.

Nuveen Short Duration Credit Opportunities Fund (JSD)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as interest rate risk are described in more detail on the Fund’s web page at www.nuveen.com/JSD.

Risk Considerations (continued)

(Unaudited)

Nuveen Credit Strategies Income Fund (JQC)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Common stock prices have often experienced significant volatility. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as interest rate risk are described in more detail on the Fund’s web page at www.nuveen.com/JQC.

THIS PAGE INTENTIONALLY LEFT BLANK

NSL	Nuveen Senior Income Fund Performance Overview and Holding Summaries as of January 31, 2019

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NSL at Common Share NAV	(2.62)%	1.39%	3.36%	13.29%
NSL at Common Share Price	(2.95)%	(4.31)%	2.38%	12.73%
Credit Suisse Leveraged Loan Index	0.24%	2.37%	3.65%	7.94%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	142.9%
Corporate Bonds	15.0%
Common Stocks	2.2%
Common Stock Rights	0.1%
Warrants	0.0%
Short-Term Investment Companies	3.2%
Other Assets Less Liabilities	(1.2)%
Net Assets Plus Borrowings and Term Preferred Shares, net of deferred offering costs	162.2%
Borrowings	(45.3)%
Term Preferred Shares, net of deferred offering costs	(16.9)%
Net Assets	100%

Top Five Issuers

(% of total long-term
investments)

Intelsat Jackson Holdings, S.A.	4.2%
Albertson’s LLC	2.7%
Dell International LLC	2.4%
Sprint Corporation	2.1%
Scientific Games Corp.	1.9%

Portfolio Composition

(% of total investments)

Media	10.9%
Software	9.2%
Hotels, Restaurants & Leisure	8.5%
Diversified Telecommunication Services	6.0%
Health Care Providers & Services	4.6%
Technology Hardware, Storage & Peripherals	4.5%
Food & Staples Retailing	4.0%
Communications Equipment	3.9%
Commercial Services & Supplies	3.6%
IT Services	3.4%
Oil, Gas & Consumable Fuels	2.7%
Wireless Telecommunication Services	2.3%
Diversified Consumer Services	1.9%
Diversified Financial Services	1.9%
Road & Rail	1.9%
Aerospace & Defense	1.8%
Pharmaceuticals	1.7%
Energy Equipment & Services	1.5%
Health Care Equipment & Supplies	1.5%
Airlines	1.3%
Equity Real Estate Investment Trusts	1.3%
Other	19.7%
Short-Term Investment Companies	1.9%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed income investments)

BBB	13.7%
BB or Lower	85.7%
N/R (not rated)	0.6%
Total	100%

JFR	Nuveen Floating Rate Income Fund Performance Overview and Holding Summaries as of January 31, 2019

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JFR at Common Share NAV	(2.47)%	0.70%	3.38%	12.25%
JFR at Common Share Price	(2.27)%	(6.08)%	2.52%	11.12%
Credit Suisse Leveraged Loan Index	0.24%	2.37%	3.65%	7.94%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	138.0%
Corporate Bonds	15.8%
Common Stocks	2.1%
Long-Term Investment Companies	1.7%
Asset-Backed Securities	1.4%
Common Stock Rights	0.1%
Warrants	0.0%
Short-Term Investment Companies	2.6%
Other Assets Less Liabilities	(0.7)%
Net Assets Plus Borrowings and Term Preferred Shares, net of deferred offering costs	161.0%
Borrowings	(42.6)%
Term Preferred Shares, net of deferred offering costs	(18.4)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Intelsat Jackson Holdings, S.A.	3.4%
Albertson’s LLC	2.6%
Dell International LLC	2.5%
Sprint Corporation	2.3%
Burger King Corporation	2.2%

Portfolio Composition

(% of total investments)

Media	10.8%
Hotels, Restaurants & Leisure	8.5%
Software	8.1%
Diversified Telecommunication Services	5.9%
Health Care Providers & Services	5.0%
Technology Hardware, Storage & Peripherals	4.3%
Food & Staples Retailing	4.1%
Communications Equipment	4.0%
Diversified Consumer Services	3.9%
IT Services	3.6%
Commercial Services & Supplies	3.3%
Wireless Telecommunication Services	2.7%
Oil, Gas & Consumable Fuels	2.1%
Road & Rail	1.7%
Pharmaceuticals	1.6%
Real Estate Management & Development	1.5%
Insurance	1.4%
Aerospace & Defense	1.4%
Airlines	1.3%
Health Care Equipment & Supplies	1.3%
Other	19.9%
Asset-Backed Securities	0.9%
Long-Term Investment Companies	1.1%
Short-Term Investment Companies	1.6%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed income investments)

BBB	15.1%
BB or Lower	83.4%
N/R (not rated)	1.5%
Total	100%

JRO	Nuveen Floating Rate Income Opportunity Fund Performance Overview and Holding Summaries as of January 31, 2019

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JRO at Common Share NAV	(2.46)%	0.94%	3.43%	13.52%
JRO at Common Share Price	(2.65)%	(6.70)%	2.48%	12.84%
Credit Suisse Leveraged Loan Index	0.24%	2.37%	3.65%	7.94%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	137.9%
Corporate Bonds	16.1%
Common Stocks	2.3%
Asset-Backed Securities	0.9%
Common Stock Rights	0.1%
Warrants	0.0%
Short-Term Investment Companies	2.8%
Other Assets Less Liabilities	(0.5)%
Net Assets Plus Borrowings and Term Preferred Shares, net of deferred offering costs	159.6%
Borrowings	(40.7)%
Term Preferred Shares, net of deferred offering costs	(18.9)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Intelsat Jackson Holdings, S.A.	3.8%
Dell International LLC	2.6%
Burger King Corporation	2.5%
Albertson’s LLC	2.2%
Sprint Corporation	2.1%

Portfolio Composition

(% of total investments)

Media	11.3%
Software	9.0%
Hotels, Restaurants & Leisure	9.0%
Diversified Telecommunication Services	5.8%
Health Care Providers & Services	5.0%
Technology Hardware, Storage & Peripherals	4.3%
IT Services	4.2%
Communications Equipment	3.9%
Food & Staples Retailing	3.6%
Commercial Services & Supplies	3.5%
Wireless Telecommunication Services	2.5%
Oil, Gas & Consumable Fuels	2.4%
Diversified Financial Services	2.2%
Road & Rail	1.7%
Diversified Consumer Services	1.6%
Capital Markets	1.6%
Aerospace & Defense	1.5%
Pharmaceuticals	1.5%
Health Care Equipment & Supplies	1.3%
Energy Equipment & Services	1.2%
Building Products	1.2%
Other	19.4%
Asset-Backed Securities	0.5%
Short-Term Investment Companies	1.8%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed income investments)

BBB	14.6%
BB or Lower	84.3%
N/R (not rated)	1.1%
Total	100%

JSD	Nuveen Short Duration Credit Opportunities Fund Performance Overview and Holding Summaries as of January 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
JSD at Common Share NAV	(2.79)%	1.76%	3.72%	5.78%
JSD at Common Share Price	(2.73)%	1.33%	3.87%	4.56%
Credit Suisse Leveraged Loan Index	0.24%	2.37%	3.65%	4.28%

Since inception returns are from May 25, 2011. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	142.5%
Corporate Bonds	16.3%
Common Stocks	1.9%
Common Stock Rights	0.2%
Warrants	0.0%
Short-Term Investment Companies	2.2%
Other Assets Less Liabilities	(0.3)%
Net Assets Plus Borrowings and Term Preferred Shares, net of deferred offering costs	162.8%
Borrowings	(42.4)%
Term Preferred Shares, net of deferred offering costs	(20.4)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Intelsat Jackson Holdings, S.A.	4.5%
Albertson’s LLC	3.0%
Sprint Corporation	2.4%
Scientific Games Corp.	2.2%
Dell International LLC	1.9%

Portfolio Composition

(% of total investments)

Media	10.0%
Software	9.4%
Hotels, Restaurants & Leisure	8.0%
Diversified Telecommunication Services	5.9%
Health Care Providers & Services	5.4%
IT Services	4.7%
Technology Hardware, Storage & Peripherals	4.4%
Food & Staples Retailing	4.1%
Commercial Services & Supplies	4.0%
Oil, Gas & Consumable Fuels	3.3%
Communications Equipment	3.1%
Wireless Telecommunication Services	2.4%
Health Care Equipment & Supplies	1.9%
Aerospace & Defense	1.7%
Capital Markets	1.6%
Diversified Financial Services	1.5%
Airlines	1.5%
Road & Rail	1.4%
Pharmaceuticals	1.4%
Energy Equipment & Services	1.4%
Diversified Consumer Services	1.4%
Equity Real Estate Investment Trusts	1.2%
Other	19.0%
Short-Term Investment Companies	1.3%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed income investments)

BBB	11.0%
BB or Lower	87.8%
N/R (not rated)	1.2%
Total	100%

JQC	Nuveen Credit Strategies Income Fund Performance Overview and Holding Summaries as of January 31, 2019

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JQC at Common Share NAV	(1.41)%	1.17%	2.92%	11.89%
JQC at Common Share Price	1.60%	2.01%	2.80%	13.77%
Credit Suisse Leveraged Loan Index	0.24%	2.37%	3.65%	7.94%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	121.7%
Corporate Bonds	29.4%
Exchange-Traded Funds	3.9%
Common Stocks	1.1%
Convertible Bonds	0.9%
Common Stock Rights	0.1%
Warrants	0.0%
Short-Term Investment Companies	4.0%
Other Assets Less Liabilities	(2.3)%
Net Assets Plus Borrowings and Reverse Repurchase Agreements	158.8%
Borrowings	(42.0)%
Reverse Repurchase Agreements	(16.8)%
Net Assets	100%

Top Five Issuers

(% of total long-term
investments)

Invesco Senior Loan ETF	2.5%
American Airlines Group Inc.	1.7%
First Data Corporation	1.5%
Tribune Media Company	1.4%
Dell International LLC	1.4%

Portfolio Composition

(% of total investments)

Health Care Providers & Services	10.2%
Media	9.6%
Hotels, Restaurants & Leisure	8.3%
Software	7.7%
Diversified Financial Services	2.1%
IT Services	3.8%
Diversified Telecommunication Services	3.4%
Health Care Equipment & Supplies	3.4%
Airlines	2.5%
Pharmaceuticals	2.4%
Commercial Services & Supplies	2.3%
Technology Hardware, Storage & Peripherals	2.3%
Wireless Telecommunication Services	2.2%
Food & Staples Retailing	2.2%
Communications Equipment	2.0%
Capital Markets	1.8%
Semiconductors & Semiconductor Equipment	1.6%
Interactive Media & Services	1.6%
Trading Companies & Distributors	1.6%
Household Products	1.5%
Food Products	1.5%
Professional Services	1.4%
Other	19.7%
Exchange-Traded Funds	2.4%
Short-Term Investment Companies	2.5%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed income investments)

AA	0.2%
BBB	16.1%
BB or Lower	83.4%
N/R (not rated)	0.3%
Total	100%

NSL	Nuveen Senior Income Fund Portfolio of Investments January 31, 2019
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	LONG-TERM INVESTMENTS – 160.2% (98.1% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 142.9% (87.6% of Total Investments) (2)

	Aerospace & Defense – 2.8% (1.8% of Total Investments)

$188	Rexnord LLC/ RBS Global, Inc., Term Loan, First Lien	4.499%	1-Month LIBOR	2.000%	8/21/24	BB+	$187,258
3,218	Sequa Corporation, Term Loan B	7.516%	3-Month LIBOR	5.000%	11/28/21	B	3,169,263
1,152	Sequa Corporation, Term Loan, Second Lien	11.751%	3-Month LIBOR	9.000%	4/28/22	CCC	1,101,553
1,928	Transdigm, Inc., Term Loan E	4.999%	1-Month LIBOR	2.500%	5/30/25	BB	1,884,150
488	Transdigm, Inc., Term Loan F	4.999%	1-Month LIBOR	2.500%	6/09/23	BB	478,149
318	Transdigm, Inc., Term Loan G, First Lien	4.999%	1-Month LIBOR	2.500%	8/22/24	BB–	311,458
7,292	Total Aerospace & Defense						7,131,831

	Air Freight & Logistics – 0.7% (0.5% of Total Investments)

814	PAE Holding Corporation, Term Loan B	8.119%	2-Month LIBOR	5.500%	10/20/22	B+	810,161
1,083	XPO Logistics, Inc., Term Loan B	4.500%	1-Month LIBOR	2.000%	2/24/25	BBB–	1,068,524
1,897	Total Air Freight & Logistics						1,878,685

	Airlines – 2.4% (1.3% of Total Investments)

1,920	American Airlines, Inc., Replacement Term Loan	4.516%	1-Month LIBOR	2.000%	10/10/21	BB+	1,898,102
933	American Airlines, Inc., Term Loan 2025	4.252%	1-Month LIBOR	1.750%	6/27/25	BB+	896,499
3,260	American Airlines, Inc., Term Loan B	4.509%	1-Month LIBOR	2.000%	12/14/23	BB+	3,166,847
6,113	Total Airlines						5,961,448

	Auto Components – 0.7% (0.4% of Total Investments)

845	DexKo Global, Inc., Term Loan B	5.999%	1-Month LIBOR	3.500%	7/24/24	B+	833,936
985	Superior Industries International, Inc., Term Loan B	6.499%	1-Month LIBOR	4.000%	5/22/24	B+	973,491
1,830	Total Auto Components						1,807,427

	Automobiles – 0.5% (0.3% of Total Investments)

500	Caliber Collision, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B+	499,895
743	Navistar, Inc., Tranche B, Term Loan	6.020%	1-Month LIBOR	3.500%	11/06/24	BB–	732,758
1,243	Total Automobiles						1,232,653

	Beverages – 0.9% (0.5% of Total Investments)

2,219	Jacobs Douwe Egberts, Term Loan B	4.563%	3-Month LIBOR	2.000%	11/01/25	BB	2,198,376

	Biotechnology – 1.1% (0.7% of Total Investments)

2,948	Grifols, Inc., Term Loan B	4.664%	1-Week LIBOR	2.250%	1/31/25	BB+	2,914,960

	Building Products – 1.6% (1.0% of Total Investments)

537	Fairmount, Initial Term Loan	6.553%	3-Month LIBOR	3.750%	6/01/25	BB	428,744
487	Ply Gem Industries, Inc., Term Loan B	6.547%	3-Month LIBOR	3.750%	4/12/25	B+	465,088
3,181	Quikrete Holdings, Inc., Term Loan B	5.249%	1-Month LIBOR	2.750%	11/15/23	BB–	3,090,837
4,205	Total Building Products						3,984,669

	Capital Markets – 1.5% (0.9% of Total Investments)

1,741	Capital Automotive LP, Term Loan, Second Lien	8.499%	1-Month LIBOR	6.000%	3/24/25	CCC+	1,739,201
2,038	RPI Finance Trust, Term Loan B6	4.499%	1-Month LIBOR	2.000%	3/27/23	BBB–	2,021,336
3,779	Total Capital Markets						3,760,537

	Chemicals – 0.7% (0.4% of Total Investments)

676	Ineos US Finance LLC, Term Loan	4.499%	1-Month LIBOR	2.000%	4/01/24	BBB–	658,343
898	Mineral Technologies, Inc., Term Loan B2	4.750%	N/A	N/A	5/07/21	BB+	891,519
300	SI Group, Term Loan B	7.537%	3-Month LIBOR	4.750%	10/15/25	BB–	297,750
1,874	Total Chemicals						1,847,612

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Commercial Services & Supplies – 5.9% (3.6% of Total Investments)

$1,894	Brand Energy & Infrastructure Services, Inc., Term Loan B, First Lien	6.957%	3-Month LIBOR	4.250%	6/16/24	B	$1,819,091
110	Education Management LLC, Tranche A, Term Loan, (5)	0.000%	N/A	N/A	7/02/20	N/R	4,128
248	Education Management LLC, Tranche B, Term Loan, (5)	0.000%	N/A	N/A	7/02/20	N/R	311
3,618	Formula One Group, Term Loan B	4.999%	1-Month LIBOR	2.500%	2/01/24	B+	3,494,532
415	Fort Dearborn Holding Company, Inc., Term Loan, First Lien	6.784%	1-Month LIBOR	4.000%	10/19/23	B–	396,996
1,463	Getty Images, Inc., Term Loan B, First Lien	5.999%	1-Month LIBOR	3.500%	10/18/19	B–	1,457,084
1,247	GFL Environmental, Term Loan	5.499%	1-Month LIBOR	3.000%	5/31/25	B+	1,205,995
2,250	iQor US, Inc., Term Loan, First Lien, (DD1)	7.797%	3-Month LIBOR	5.000%	4/01/21	CCC+	2,028,798
250	iQor US, Inc., Term Loan, Second Lien	11.547%	3-Month LIBOR	8.750%	4/01/22	CCC–	187,187
764	KAR Auction Services, Inc., Term Loan B5	5.313%	3-Month LIBOR	2.500%	3/09/23	BB	759,323
705	LSC Communications, Refinancing Term Loan	7.999%	1-Month LIBOR	5.500%	9/30/22	B+	702,356
481	Monitronics International, Inc., Term Loan B2, First Lien	8.303%	3-Month LIBOR	5.500%	9/30/22	CCC+	423,801
1,298	Protection One, Inc., Term Loan	5.249%	1-Month LIBOR	2.750%	5/02/22	BB–	1,283,005
973	Universal Services of America, Initial Term Loan, First Lien	6.249%	1-Month LIBOR	3.750%	7/28/22	BB	931,412
170	West Corporation, Incremental Term Loan B1	5.999%	1-Month LIBOR	3.500%	10/10/24	BB+	155,025
15,886	Total Commercial Services & Supplies						14,849,044

	Communications Equipment – 3.2% (2.0% of Total Investments)

2,574	Avaya, Inc., Tranche B Term Loan	6.759%	1-Month LIBOR	4.250%	12/15/24	BB–	2,538,144
900	Mitel US Holdings, Inc., Term Loan, First Lien	6.999%	1-Month LIBOR	4.500%	11/30/25	B	888,975
329	MultiPlan, Inc., Term Loan B	5.553%	3-Month LIBOR	2.750%	6/07/23	B+	318,877
1,083	Plantronics, Term Loan B	4.999%	1-Month LIBOR	2.500%	7/02/25	BB+	1,057,095
3,461	Univision Communications, Inc., Term Loan C5	5.249%	1-Month LIBOR	2.750%	3/15/24	B	3,235,584
8,347	Total Communications Equipment						8,038,675

	Construction & Engineering – 0.9% (0.6% of Total Investments)

995	KBR, Inc., Term Loan B	6.249%	1-Month LIBOR	3.750%	4/25/25	BB–	993,761
1,326	Traverse Midstream Partners, Term Loan B	6.600%	6-Month LIBOR	4.000%	9/27/24	B+	1,323,974
2,321	Total Construction & Engineering						2,317,735

	Consumer Finance – 0.6% (0.4% of Total Investments)

495	Vantiv LLC, Repriced Term Loan B4	4.222%	1-Month LIBOR	1.750%	8/09/24	BBB–	492,880
1,132	Verscend Technologies, Tern Loan B	6.999%	1-Month LIBOR	4.500%	8/27/25	B+	1,125,391
1,627	Total Consumer Finance						1,618,271

	Containers & Packaging – 0.3% (0.2% of Total Investments)

699	Berry Global, Inc., Term Loan Q	4.516%	1-Month LIBOR	2.000%	10/01/22	BBB–	693,206

	Distributors – 0.4% (0.2% of Total Investments)

995	SRS Distribution, Inc., Term Loan B	5.749%	1-Month LIBOR	3.250%	5/23/25	B	948,205

	Diversified Consumer Services – 3.0% (1.9% of Total Investments)

3,532	Cengage Learning Acquisitions, Inc., Term Loan B	6.769%	1-Month LIBOR	4.250%	6/07/23	B	3,009,506
2,377	Houghton Mifflin, Term Loan B, First Lien	5.499%	1-Month LIBOR	3.000%	5/28/21	B	2,249,708
967	Laureate Education, Inc., Term Loan B	6.549%	1-Month LIBOR	3.500%	4/26/24	B+	964,368
1,500	Refinitiv, Term Loan B	6.249%	1-Month LIBOR	3.750%	10/01/25	BB+	1,443,165
8,376	Total Diversified Consumer Services						7,666,747

	Diversified Financial Services – 3.1% (1.9% of Total Investments)

419	Altisource Solutions S.A R.L., Term Loan B	6.803%	3-Month LIBOR	4.000%	4/03/24	B+	409,476
565	Freedom Mortgage Corporation, Initial Term Loan	7.249%	1-Month LIBOR	4.750%	2/23/22	BB	567,140
2,975	Hilton Hotels, Term Loan B	4.260%	1-Month LIBOR	1.750%	10/25/23	BBB–	2,949,429
421	Lions Gate Entertainment Corp., Term Loan B	4.749%	1-Month LIBOR	2.250%	3/24/25	BB	414,644
528	Travelport LLC, Term Loan B	5.116%	3-Month LIBOR	2.500%	3/17/25	B+	527,144
1,143	Veritas US, Inc., Term Loan B1	7.074%	1-Month LIBOR	4.500%	1/27/23	B	1,002,420

NSL	Nuveen Senior Income Fund (continued)
Portfolio of Investments January 31, 2019
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Diversified Financial Services (continued)

$2,716	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien, (5)	8.499%	N/A	N/A	6/30/22	CCC	$1,846,536
8,767	Total Diversified Financial Services						7,716,789

	Diversified Telecommunication Services – 8.0% (4.9% of Total Investments)

1,045	CenturyLink, Inc., Initial Term Loan A	5.249%	1-Month LIBOR	2.750%	11/01/22	BBB–	1,026,712
5,556	CenturyLink, Inc., Term Loan B, (DD1)	5.249%	1-Month LIBOR	2.750%	1/31/25	BBB–	5,323,249
2,909	Frontier Communications Corporation, Term Loan B	6.250%	1-Month LIBOR	3.750%	1/14/22	BB	2,789,866
236	Intelsat Jackson Holdings, S.A., Term Loan B4	7.002%	1-Month LIBOR	4.500%	1/02/24	B+	240,318
378	Intelsat Jackson Holdings, S.A., Term Loan B5	6.625%	N/A	N/A	1/02/24	B+	379,858
1,802	Level 3 Financing, Inc., Tranche B, Term Loan	4.756%	1-Month LIBOR	2.250%	2/22/24	BBB–	1,773,936
3,491	Numericable Group S.A., Term Loan B13	6.509%	1-Month LIBOR	4.000%	8/14/26	B	3,303,595
433	Windstream Corporation, Term Loan B6, (5)	6.510%	1-Month LIBOR	4.000%	3/29/21	BB	403,811
5,000	Ziggo B.V., Term Loan E	5.009%	1-Month LIBOR	2.500%	4/15/25	BB	4,845,900
20,850	Total Diversified Telecommunication Services						20,087,245

	Electric Utilities – 1.1% (0.7% of Total Investments)

424	EFS Cogen Holdings LLC, Term Loan B	5.980%	3-Month LIBOR	3.250%	6/28/23	BB	418,258
1,596	Texas Competitive Electric Holdings LLC, Exit Term Loan B	4.499%	1-Month LIBOR	2.000%	8/01/23	BBB–	1,574,055
821	Vistra Operations Co., Term Loan B3	4.505%	1-Month LIBOR	2.000%	12/31/25	BBB–	807,240
2,841	Total Electric Utilities						2,799,553

	Electrical Equipment – 0.4% (0.3% of Total Investments)

1,184	TTM Technologies, Term Loan B, (DD1)	5.020%	1-Month LIBOR	2.500%	9/28/24	BB+	1,154,104

	Energy Equipment & Services – 2.0% (1.2% of Total Investments)

702	Cypress Semiconductor Corp, Term Loan B	4.500%	1-Month LIBOR	2.000%	7/05/21	BB+	696,882
2,481	McDermott International, Term Loan	7.499%	1-Month LIBOR	5.000%	5/12/25	BB–	2,386,479
2,355	Seadrill Partners LLC, Initial Term Loan	8.803%	3-Month LIBOR	6.000%	2/21/21	CCC+	1,904,566
5,538	Total Energy Equipment & Services						4,987,927

	Equity Real Estate Investment Trusts – 2.2% (1.3% of Total Investments)

3,985	Communications Sales & Leasing, Inc., Shortfall Term Loan	5.499%	1-Month LIBOR	3.000%	10/24/22	B–	3,747,194
736	Realogy Group LLC, Term Loan A	4.758%	1-Month LIBOR	2.250%	2/08/23	BB+	724,898
986	Realogy Group LLC, Term Loan B	4.758%	1-Month LIBOR	2.250%	2/08/25	BB+	963,671
5,707	Total Equity Real Estate Investment Trusts						5,435,763

	Food & Staples Retailing – 6.5% (4.0% of Total Investments)

941	Albertson’s LLC, Term Loan B6	5.691%	3-Month LIBOR	3.000%	6/22/23	BB	928,428
10,137	Albertson’s LLC, Term Loan B7	5.499%	1-Month LIBOR	3.000%	11/17/25	BB	9,943,871
831	Hearthside Group Holdings LLC, Term Loan B	6.186%	1-Month LIBOR	3.688%	5/23/25	B	802,357
367	Save-A-Lot, Term Loan B	8.803%	3-Month LIBOR	6.000%	12/05/23	CCC+	204,643
4,495	US Foods, Inc., Term Loan B	4.499%	1-Month LIBOR	2.000%	6/27/23	BBB–	4,429,724
16,771	Total Food & Staples Retailing						16,309,023

	Food Products – 0.2% (0.1% of Total Investments)

598	American Seafoods Group LLC, Term Loan B	5.250%	1-Month LIBOR	2.750%	8/21/23	BB–	592,518

	Health Care Equipment & Supplies – 2.4% (1.5% of Total Investments)

1,441	Acelity, Term Loan B	6.053%	3-Month LIBOR	3.250%	2/02/24	B+	1,434,041
350	Air Methods Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	B	287,389
617	Greatbatch, New Term Loan B	5.510%	1-Month LIBOR	3.000%	10/27/22	B+	612,623
500	LifeScan, Term Loan B	8.797%	3-Month LIBOR	6.000%	10/01/24	B+	481,253
1,856	Onex Carestream Finance LP, Term Loan, First Lien	8.249%	1-Month LIBOR	5.750%	2/28/21	B+	1,814,306
938	Onex Carestream Finance LP, Term Loan, Second Lien	11.999%	1-Month LIBOR	9.500%	6/07/21	B–	923,741
498	Vyaire Medical, Inc., Term Loan B	7.547%	3-Month LIBOR	4.750%	4/16/25	B	470,138
6,200	Total Health Care Equipment & Supplies						6,023,491

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Health Care Providers & Services – 7.2% (4.4% of Total Investments)

$603	Air Medical Group Holdings, Inc., Term Loan B	6.769%	1-Month LIBOR	4.250%	3/14/25	B+	$567,792
1,086	Air Medical Group Holdings, Inc., Term Loan B	5.764%	1-Month LIBOR	3.250%	4/28/22	B+	1,024,217
747	Ardent Health, Term Loan, First Lien	6.999%	1-Month LIBOR	4.500%	6/30/25	B+	743,916
707	Catalent Pharma Solutions, Inc., Term Loan B	4.749%	1-Month LIBOR	2.250%	5/20/24	BB	704,064
458	Community Health Systems, Inc., Term Loan H	5.957%	3-Month LIBOR	3.250%	1/27/21	BB	451,077
949	Concentra, Inc., Term Loan B	5.270%	1-Month LIBOR	2.750%	6/01/22	B+	943,480
430	ConvaTec Healthcare, Term Loan B	5.053%	3-Month LIBOR	2.250%	10/25/23	BB	426,709
350	HCA, Inc., Term Loan B11, (WI/DD)	TBD	TBD	TBD	TBD	BBB–	348,835
752	Healogics, Inc., Term Loan, First Lien	7.010%	3-Month LIBOR	4.250%	7/01/21	B–	679,711
40	Heartland Dental Care, Inc., Delay Draw Facility, (6)	3.750%	N/A	N/A	4/30/25	B	38,473
432	Heartland Dental Care, Inc., Term Loan, First Lien	6.249%	1-Month LIBOR	3.750%	4/30/25	B	420,347
1,706	Kindred at Home Hospice, Term Loan B	6.250%	1-Month LIBOR	3.750%	7/02/25	B+	1,697,601
500	Kindred at Home Hospice, Term Loan, Second Lien	9.500%	1-Month LIBOR	7.000%	6/21/26	CCC+	507,813
1,500	Lifepoint Health, Inc., Term Loan	7.129%	3-Month LIBOR	4.500%	11/16/25	B+	1,467,000
1,391	Millennium Laboratories, Inc., Term Loan B, First Lien	8.999%	1-Month LIBOR	6.500%	12/21/20	CCC+	783,895
3,351	Pharmaceutical Product Development, Inc., Term Loan B, (DD1)	4.999%	1-Month LIBOR	2.500%	8/18/22	BB–	3,290,609
744	PharMerica, Term Loan, First Lien	6.008%	1-Month LIBOR	3.500%	12/06/24	B+	743,329
744	Prospect Medical Holdings, Term Loan B1	8.063%	1-Month LIBOR	5.500%	2/22/24	B+	740,653
119	Quorum Health Corp., Term Loan B	9.249%	1-Month LIBOR	6.750%	4/29/22	B+	118,447
1,669	Select Medical Corporation, Term Loan B	5.012%	1-Month LIBOR	2.500%	3/06/25	BB	1,654,672
612	Team Health, Initial Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B+	552,014
148	Vizient, Inc., Term Loan B	5.249%	1-Month LIBOR	2.750%	2/13/23	BB–	147,739
19,038	Total Health Care Providers & Services						18,052,393

	Health Care Technology – 1.1% (0.7% of Total Investments)

2,888	Emdeon, Inc., Term Loan	5.249%	1-Month LIBOR	2.750%	3/01/24	B+	2,830,111

	Hotels, Restaurants & Leisure – 12.7% (7.8% of Total Investments)

1,021	24 Hour Fitness Worldwide, Inc., Term Loan B	5.999%	1-Month LIBOR	3.500%	5/30/25	BB–	1,012,349
700	Aramark Corporation, Term Loan	4.249%	1-Month LIBOR	1.750%	3/11/25	BBB–	695,999
5,938	Burger King Corporation, Term Loan B3	4.749%	1-Month LIBOR	2.250%	2/16/24	BB–	5,851,041
2,346	Caesars Entertainment Operating Company, Inc., Term Loan B	4.499%	1-Month LIBOR	2.000%	10/06/24	BB	2,305,026
1,980	Caesars Resort Collection, Term Loan, First Lien	5.249%	1-Month LIBOR	2.750%	12/23/24	BB	1,956,002
1,146	CCM Merger, Inc., Term Loan B	4.749%	1-Month LIBOR	2.250%	8/09/21	BB–	1,137,631
2,168	CityCenter Holdings LLC, Term Loan B	4.749%	1-Month LIBOR	2.250%	4/18/24	BB–	2,133,225
991	Equinox Holdings, Inc., Term Loan B1	5.499%	1-Month LIBOR	3.000%	3/08/24	B+	979,587
490	Four Seasons Holdings, Inc., Term Loan B	4.499%	1-Month LIBOR	2.000%	11/30/23	BB+	483,008
2,298	Intrawest Resorts Holdings, Inc., Term Loan B	5.499%	1-Month LIBOR	3.000%	7/31/24	B	2,271,957
1,667	Life Time Fitness, Inc., Term Loan B	5.457%	3-Month LIBOR	2.750%	6/10/22	BB–	1,646,873
500	MGM Growth Properties, Term Loan A, (WI/DD)	TBD	TBD	TBD	TBD	BB+	495,000
1,070	MGM Growth Properties, Term Loan B	4.414%	1-Month LIBOR	2.000%	3/21/25	BBB–	1,054,458
4,893	Scientific Games Corp., Initial Term Loan B5	5.249%	1-Month LIBOR	2.750%	8/14/24	BB–	4,750,498
882	Seaworld Parks and Entertainment, Inc., Term Loan B5	5.499%	1-Month LIBOR	3.000%	4/01/24	B	867,394
1,692	Stars Group Holdings, Term Loan B	6.303%	3-Month LIBOR	3.500%	7/10/25	B+	1,679,392
1,722	Station Casino LLC, Term Loan B	5.000%	1-Month LIBOR	2.500%	6/08/23	BB–	1,704,797
998	Wyndham International, Inc., Term Loan B	4.249%	1-Month LIBOR	1.750%	5/30/25	BBB–	982,892
32,502	Total Hotels, Restaurants & Leisure						32,007,129

	Household Durables – 0.5% (0.3% of Total Investments)

1,355	Serta Simmons Holdings LLC, Term Loan, First Lien	6.013%	1-Month LIBOR	3.500%	11/08/23	B–	1,161,563

	Household Products – 0.3% (0.2% of Total Investments)

737	Reynolds Group Holdings, Inc., Term Loan, First Lien	5.249%	1-Month LIBOR	2.750%	2/05/23	B+	727,797

	Industrial Conglomerates – 0.3% (0.2% of Total Investments)

744	Education Advisory Board, Term Loan, First Lien	6.408%	2-Month LIBOR	3.750%	11/15/24	B	723,905

NSL	Nuveen Senior Income Fund (continued)
Portfolio of Investments January 31, 2019
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Insurance – 2.1% (1.3% of Total Investments)

$491	Acrisure LLC, Term Loan B	6.749%	1-Month LIBOR	4.250%	11/22/23	B	$483,146
2,681	Alliant Holdings I LLC, Term Loan B	5.258%	1-Month LIBOR	2.750%	5/09/25	B	2,586,318
727	Asurion LLC, Term Loan B6	5.499%	1-Month LIBOR	3.000%	11/03/23	BB–	716,663
1,650	Hub International Holdings, Inc., Term Loan B	5.514%	3-Month LIBOR	2.750%	4/25/25	B	1,594,685
5,549	Total Insurance						5,380,812

	Interactive Media & Services – 0.7% (0.4% of Total Investments)

883	Rackspace Hosting, Inc., Refinancing Term B Loan, First Lien	5.582%	3-Month LIBOR	3.000%	11/03/23	BB+	820,904
1,000	WeddingWire, Inc., Term Loan	7.290%	3-Month LIBOR	4.500%	12/19/25	B+	998,440
1,883	Total Interactive Media & Services						1,819,344

	Internet and Direct Marketing Retail – 1.0% (0.6% of Total Investments)

2,491	Uber Technologies, Inc., Term Loan	6.516%	1-Month LIBOR	4.000%	4/04/25	N/R	2,479,569

	Internet Software & Services – 0.8% (0.5% of Total Investments)

973	Ancestry.com, Inc., Term Loan, First Lien	5.750%	1-Month LIBOR	3.250%	10/19/23	B	957,913
556	Dynatrace, Term Loan, First Lien	5.749%	1-Month LIBOR	3.250%	8/22/25	B+	550,761
56	Dynatrace, Term Loan, Second Lien	9.499%	1-Month LIBOR	7.000%	8/21/26	CCC+	56,183
1,109	SkillSoft Corporation, Term Loan, Second Lien	10.749%	1-Month LIBOR	8.250%	4/28/22	CCC–	587,714
2,694	Total Internet Software & Services						2,152,571

	IT Services – 5.6% (3.4% of Total Investments)

563	DTI Holdings, Inc., Replacement Term Loan B1	7.494%	3-Month LIBOR	4.750%	9/29/23	B	529,994
1,442	First Data Corporation, Term Loan, First Lien, (DD1)	4.519%	1-Month LIBOR	2.000%	7/10/22	BB+	1,438,145
3,212	First Data Corporation, Term Loan, First Lien	4.519%	1-Month LIBOR	2.000%	4/26/24	BB+	3,203,886
649	Gartner, Inc., Term Loan A	3.999%	1-Month LIBOR	1.500%	3/21/22	BB+	644,409
627	GTT Communications, Inc., Term Loan, First Lien	5.250%	1-Month LIBOR	2.750%	6/02/25	BB–	590,110
1,098	Sabre, Inc., Term Loan B	4.499%	1-Month LIBOR	2.000%	2/22/24	BB	1,084,740
429	Science Applications International Corporation, Term Loan B	4.249%	1-Month LIBOR	1.750%	10/31/25	BB+	423,469
2,000	Syniverse Holdings, Inc., Initial Term Loan, Second Lien	11.509%	1-Month LIBOR	9.000%	3/11/24	CCC+	1,720,000
1,569	Syniverse Holdings, Inc., Tranche Term Loan C	7.509%	1-Month LIBOR	5.000%	3/09/23	B	1,427,363
1,231	Tempo Acquisition LLC, Term Loan B	5.499%	1-Month LIBOR	3.000%	5/01/24	B+	1,211,464
1,237	West Corporation, Term Loan B	6.499%	1-Month LIBOR	4.000%	10/10/24	BB+	1,139,416
731	WEX, Inc., Term Loan B	4.749%	1-Month LIBOR	2.250%	7/01/23	BB–	721,978
14,788	Total IT Services						14,134,974

	Life Sciences Tools & Services – 0.3% (0.2% of Total Investments)

297	Inventiv Health, Inc., Term Loan B	4.499%	1-Month LIBOR	2.000%	8/01/24	BB	293,227
399	Parexel International Corp., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B+	379,090
696	Total Life Sciences Tools & Services						672,317

	Machinery – 1.3% (0.8% of Total Investments)

734	BJ’s Wholesale Club, Inc., Term Loan B	5.514%	1-Month LIBOR	3.000%	2/01/24	B+	729,016
1,001	Gardner Denver, Inc., Term Loan B	5.249%	1-Month LIBOR	2.750%	7/30/24	BB+	997,055
834	Gates Global LLC, Term Loan B	5.249%	1-Month LIBOR	2.750%	4/01/24	B+	818,125
496	TNT Crane and Rigging Inc., Initial Term Loan, First Lien	7.303%	3-Month LIBOR	4.500%	11/27/20	CCC+	455,420
500	TNT Crane and Rigging, Inc., Term Loan, Second Lien	11.803%	3-Month LIBOR	9.000%	11/26/21	CCC–	417,500
3,565	Total Machinery						3,417,116

	Marine – 0.6% (0.4% of Total Investments)

647	American Commercial Lines LLC, Term Loan B, First Lien	11.249%	1-Month LIBOR	8.750%	11/12/20	CCC+	462,516
1,024	Harvey Gulf International Marine, Inc., Exit Term Loan	8.508%	6-Month LIBOR	6.000%	7/02/23	B	1,020,596
1,671	Total Marine						1,483,112

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Media – 13.9% (8.5% of Total Investments)

$1,245	Advantage Sales & Marketing, Inc., Term Loan, First Lien	5.749%	1-Month LIBOR	3.250%	7/23/21	B+	$1,100,359
381	Affinion Group Holdings, Inc., Term Loan, First Lien	10.390%	3-Month LIBOR	7.750%	5/10/22	CCC+	373,258
70	Catalina Marketing Corporation, Delayed Draw Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	B3	70,346
263	Catalina Marketing Corporation, DIP Term Loan, First Lien	8.008%	3-Month LIBOR	5.500%	6/14/19	Caa2	226,959
105	Catalina Marketing Corporation, Term Loan A	12.514%	1-Month LIBOR	10.000%	6/14/19	B3	105,519
114	Catalina Marketing Corporation, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B3	114,313
1,592	Catalina Marketing Corporation, Term Loan, First Lien, (5)	0.000%	N/A	N/A	4/09/21	D	143,320
1,000	Catalina Marketing Corporation, Term Loan, Second Lien, (5)	9.457%	N/A	N/A	4/11/22	D	18,500
350	CBS Radio, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB–	340,813
2,894	Cequel Communications LLC, Term Loan B	4.759%	1-Month LIBOR	2.250%	1/10/26	BB	2,795,844
3,025	Charter Communications Operating Holdings LLC, Term Loan B	4.500%	1-Month LIBOR	2.000%	4/30/25	BBB–	2,989,457
1,488	Cineworld Group PLC, Term Loan B	4.999%	1-Month LIBOR	2.500%	2/28/25	BB–	1,455,525
3,064	Clear Channel Communications, Inc., Tranche D, Term Loan, (5)	0.000%	N/A	N/A	1/30/19	CCC	2,078,907
4,961	Clear Channel Communications, Inc., Term Loan E, (5)	0.000%	N/A	N/A	7/30/19	CCC	3,366,640
993	CSC Holdings LLC, Term Loan B	5.009%	1-Month LIBOR	2.500%	1/25/26	BB+	972,650
3,969	Cumulus Media, Inc., Exit Term Loan	7.000%	1-Month LIBOR	4.500%	5/13/22	B	3,841,995
415	Gray Television, Inc., Term Loan B2	4.770%	1-Month LIBOR	2.250%	2/07/24	BB+	408,431
919	IMG Worldwide, Inc., Term Loan B	5.250%	1-Month LIBOR	2.750%	5/18/25	B	868,816
2,042	Intelsat Jackson Holdings, S.A., Term Loan B	6.252%	1-Month LIBOR	3.750%	11/30/23	B+	2,030,158
2,377	McGraw-Hill Education Holdings LLC, Term Loan B	6.499%	1-Month LIBOR	4.000%	5/02/22	BB+	2,171,150
1,137	Meredith Corporation, Tranche Term Loan B1	5.249%	1-Month LIBOR	2.750%	1/31/25	BB	1,131,607
998	Metro-Goldwyn-Mayer, Inc., Term Loan, First Lien	5.000%	1-Month LIBOR	2.500%	7/03/25	BB	985,660
750	Metro-Goldwyn-Mayer, Inc., Term Loan, Second Lien	7.000%	1-Month LIBOR	4.500%	7/03/26	B	725,629
257	Nexstar Broadcasting, Inc., Term Loan B3	4.756%	1-Month LIBOR	2.250%	1/17/24	BB+	249,491
1,487	Nexstar Broadcasting, Inc., Term Loan B3	4.752%	1-Month LIBOR	2.250%	1/17/24	BB+	1,443,146
846	Sinclair Television Group, Term Loan B2, (DD1)	4.750%	1-Month LIBOR	2.250%	1/31/24	BB+	841,616
1,083	Springer Science & Business Media, Inc., Term Loan B13, First Lien	5.999%	1-Month LIBOR	3.500%	8/15/22	B	1,079,981
767	UPC Financing Partnership, Term Loan AR1, First Lien	5.009%	1-Month LIBOR	2.500%	1/15/26	BB+	756,759
2,364	WideOpenWest Finance LLC, Term Loan B	5.753%	1-Month LIBOR	3.250%	8/18/23	B	2,264,738
40,956	Total Media						34,951,587

	Multiline Retail – 1.2% (0.7% of Total Investments)

1,152	Belk, Inc., Term Loan B, First Lien, (DD1)	7.365%	2-Month LIBOR	4.750%	12/12/22	B	920,940
868	EG America LLC, Term Loan, First Lien	6.813%	3-Month LIBOR	4.000%	2/07/25	B	841,083
449	Hudson’s Bay Company, Term Loan B, First Lien	5.752%	1-Month LIBOR	3.250%	9/30/22	BB–	440,464
827	Neiman Marcus Group, Inc., Term Loan	5.763%	1-Month LIBOR	3.250%	10/25/20	CCC	735,969
3,296	Total Multiline Retail						2,938,456

	Oil, Gas & Consumable Fuels – 2.7% (1.6% of Total Investments)

1,085	BCP Renaissance Parent, Term Loan B	6.244%	3-Month LIBOR	3.500%	10/31/24	BB–	1,076,972
750	California Resources Corporation, Term Loan	12.874%	1-Month LIBOR	10.375%	12/31/21	B	786,563
2,130	California Resources Corporation, Term Loan B	7.252%	1-Month LIBOR	4.750%	12/31/22	B	2,093,609
1,546	Fieldwood Energy LLC, Exit Term Loan	7.749%	1-Month LIBOR	5.250%	4/11/22	BB–	1,423,642
610	Fieldwood Energy LLC, Exit Term Loan, second Lien	9.749%	1-Month LIBOR	7.250%	4/11/23	B+	527,581
824	Peabody Energy Corporation, Term Loan B	5.249%	1-Month LIBOR	2.750%	3/31/25	BB	809,916
6,945	Total Oil, Gas & Consumable Fuels						6,718,283

	Personal Products – 1.4% (0.8% of Total Investments)

975	Coty, Inc., Term Loan A	4.271%	1-Month LIBOR	1.750%	4/05/23	BB	948,188
995	Coty, Inc., Term Loan B	4.771%	1-Month LIBOR	2.250%	4/07/25	BB	947,116

NSL	Nuveen Senior Income Fund (continued)
Portfolio of Investments January 31, 2019
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Personal Products (continued)

$2,185	Revlon Consumer Products Corporation, Term Loan B, First Lien	6.207%	3-Month LIBOR	3.500%	11/16/20	B–	$1,566,871
4,155	Total Personal Products						3,462,175

	Pharmaceuticals – 2.1% (1.3% of Total Investments)

586	Alphabet Holding Company, Inc., Initial Term Loan, First Lien	5.999%	1-Month LIBOR	3.500%	9/26/24	B–	533,954
2,115	Concordia Healthcare Corp, Exit Term Loan	8.016%	1-Month LIBOR	5.500%	9/06/24	B–	2,017,431
662	Valeant Pharmaceuticals International, Inc., Term Loan B, (DD1)	5.263%	1-Month LIBOR	2.750%	11/15/25	BB	653,853
1,992	Valeant Pharmaceuticals International, Inc., Term Loan, First Lien	5.513%	1-Month LIBOR	3.000%	6/02/25	BB	1,973,914
5,355	Total Pharmaceuticals						5,179,152

	Professional Services – 2.0% (1.2% of Total Investments)

1,190	Ceridian HCM Holding, Inc., Term Loan B	5.749%	1-Month LIBOR	3.250%	4/30/25	B	1,178,658
1,256	Nielsen Finance LLC, Term Loan B4	4.511%	1-Month LIBOR	2.000%	10/04/23	BBB–	1,238,074
718	On Assignment, Inc., Term Loan B	4.499%	1-Month LIBOR	2.000%	4/02/25	BB	710,325
2,218	Skillsoft Corporation, Initial Term Loan, First Lien	7.249%	1-Month LIBOR	4.750%	4/28/21	B–	1,821,721
5,382	Total Professional Services						4,948,778

	Real Estate Management & Development – 0.9% (0.6% of Total Investments)

1,421	GGP, Term Loan B	4.999%	1-Month LIBOR	2.500%	8/27/25	BB+	1,363,564
981	Trico Group LLC, Term Loan, First Lien	9.207%	3-Month LIBOR	6.500%	2/02/24	B	961,625
2,402	Total Real Estate Management & Development						2,325,189

	Road & Rail – 3.0% (1.9% of Total Investments)

5,750	Avolon LLC, Term Loan B	4.503%	1-Month LIBOR	2.000%	1/15/25	BBB–	5,700,666
970	Quality Distribution, Incremental Term Loan, First Lien	8.303%	3-Month LIBOR	5.500%	8/18/22	B	955,450
960	Savage Enterprises LLC, Term Loan B	7.020%	1-Month LIBOR	4.500%	8/01/25	B+	960,832
7,680	Total Road & Rail						7,616,948

	Semiconductors & Semiconductor Equipment – 1.5% (0.9% of Total Investments)

500	Cabot Microelectronics, Term Loan B	4.750%	1-Month LIBOR	2.250%	11/14/25	BB+	496,875
453	Lumileds, Term Loan B	6.205%	3-Month LIBOR	3.500%	6/30/24	B+	344,199
1,130	Microchip Technology., Inc., Term Loan B	4.500%	1-Month LIBOR	2.000%	5/29/25	BBB–	1,114,873
775	Micron Technology, Inc., Term Loan B	4.250%	1-Month LIBOR	1.750%	4/10/22	BBB	769,029
1,070	ON Semiconductor Corporation, Term Loan B3	4.249%	1-Month LIBOR	1.750%	3/31/23	BBB–	1,059,012
3,928	Total Semiconductors & Semiconductor Equipment						3,783,988

	Software – 13.7% (8.4% of Total Investments)

1,597	Blackboard, Inc., Term Loan B4	7.780%	3-Month LIBOR	5.000%	6/30/21	B–	1,503,267
351	Compuware Corporation, Term Loan, First Lien	6.002%	1-Month LIBOR	3.500%	8/25/25	B+	351,496
900	DiscoverOrg LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B	895,500
1,580	Ellucian, Term Loan B, First Lien	6.053%	3-Month LIBOR	3.250%	9/30/22	B	1,549,564
2,450	Greeneden U.S. Holdings II LLC, Term Loan B	5.749%	1-Month LIBOR	3.250%	12/01/23	B	2,399,774
5,267	Infor (US), Inc., Term Loan B	5.249%	1-Month LIBOR	2.750%	2/01/22	B+	5,245,075
1,548	Informatica, Term Loan B	5.749%	1-Month LIBOR	3.250%	8/05/22	B+	1,546,252
973	Kronos Incorporated, Term Loan B	5.541%	3-Month LIBOR	3.000%	11/20/23	B	955,673
458	McAfee Holdings International, Inc., Term Loan, Second Lien	11.000%	1-Month LIBOR	8.500%	9/29/25	B–	466,354
1,992	McAfee LLC, Term Loan B	6.250%	1-Month LIBOR	3.750%	9/30/24	B+	1,984,088
638	Micro Focus International PLC, New Term Loan	4.999%	1-Month LIBOR	2.500%	6/21/24	BB–	619,021
4,312	Micro Focus International PLC, Term Loan B	4.999%	1-Month LIBOR	2.500%	6/21/24	BB–	4,180,400
1,873	Micro Focus International PLC, Term Loan B2	4.749%	1-Month LIBOR	2.250%	11/19/21	BB–	1,846,279
429	Misys, New Term Loan, Second Lien	10.053%	3-Month LIBOR	7.250%	6/13/25	BB–	406,927
253	Mitchell International, Inc., Initial Term Loan, First Lien	5.749%	1-Month LIBOR	3.250%	11/29/24	B	243,436
300	Mitchell International, Inc., Initial Term Loan, Second Lien	9.749%	1-Month LIBOR	7.250%	12/01/25	CCC	294,600

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Software (continued)

$980	RP Crown Parent LLC, Term Loan B	5.249%	1-Month LIBOR	2.750%	10/15/23	B+	$965,300
3,913	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B3, (DD1)	4.749%	1-Month LIBOR	2.250%	4/16/25	BB	3,839,794
1,505	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B4, (DD1)	4.749%	1-Month LIBOR	2.250%	4/16/25	BB	1,476,911
3,635	TIBCO Software, Inc., Term Loan, First Lien	6.010%	1-Month LIBOR	3.500%	12/04/20	B+	3,614,633
34,954	Total Software						34,384,344

	Specialty Retail – 1.8% (1.1% of Total Investments)

1,009	Academy, Ltd., Term Loan B	6.514%	1-Month LIBOR	4.000%	7/01/22	CCC+	701,241
2,676	Petco Animal Supplies, Inc., Term Loan B1	5.994%	3-Month LIBOR	3.250%	1/26/23	B	2,063,230
1,780	Petsmart Inc., Term Loan B, First Lien	5.520%	1-Month LIBOR	3.000%	3/11/22	B–	1,496,803
470	Serta Simmons Holdings LLC, Term Loan, Second Lien, (DD1)	10.514%	1-Month LIBOR	8.000%	11/08/24	CCC	337,936
5,935	Total Specialty Retail						4,599,210

	Technology Hardware, Storage & Peripherals – 7.3% (4.5% of Total Investments)

3,066	BMC Software, Inc., Term Loan B	7.053%	3-Month LIBOR	4.250%	10/02/25	B	2,999,320
7,731	Dell International LLC, Refinancing Term Loan B	4.500%	1-Month LIBOR	2.000%	9/07/23	BBB–	7,636,543
2,138	Dell International LLC, Replacement Term Loan A2	4.250%	1-Month LIBOR	1.750%	9/07/21	BBB–	2,116,791
5,698	Western Digital, Term Loan B	4.260%	1-Month LIBOR	1.750%	4/29/23	BBB–	5,569,886
18,633	Total Technology Hardware, Storage & Peripherals						18,322,540

	Trading Companies & Distributors – 0.5% (0.3% of Total Investments)

1,254	Univar, Inc., Term Loan B	4.749%	1-Month LIBOR	2.250%	7/01/24	BB	1,231,088

	Transportation Infrastructure – 0.9% (0.5% of Total Investments)

500	Atlantic Aviation FBO Inc., Term Loan	6.270%	1-Month LIBOR	3.750%	12/06/25	BB	503,125
998	Ceva Group PLC, Term Loan, First Lien	6.553%	3-Month LIBOR	3.750%	8/04/25	BB–	988,772
262	Standard Aero, Canadien Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B	261,535
488	Standard Aero, USD Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB	486,455
2,248	Total Transportation Infrastructure						2,239,887

	Wireless Telecommunication Services – 2.4% (1.5% of Total Investments)

729	Asurion LLC, Term Loan B4	5.499%	1-Month LIBOR	3.000%	8/04/22	BB–	719,277
5,404	Sprint Corporation, Term Loan, First Lien	5.000%	1-Month LIBOR	2.500%	2/02/24	BB+	5,288,920
6,133	Total Wireless Telecommunication Services						6,008,197
$379,964	Total Variable Rate Senior Loan Interests (cost $376,033,564)						359,709,029

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 15.0% (9.2% of Total Investments)

	Communications Equipment – 3.1% (1.9% of Total Investments)

$115	Avaya Holdings Corporation, 144A, (5), (7)			7.000%	4/01/19	N/R	$—
2,895	Avaya Holdings Corporation, 144A, (5), (7)			10.500%	3/01/21	N/R	—
3,995	Intelsat Jackson Holdings SA			5.500%	8/01/23	CCC+	3,630,456
4,050	Intelsat Jackson Holdings SA, 144A			9.750%	7/15/25	CCC+	4,217,062
11,055	Total Communications Equipment						7,847,518

	Containers & Packaging – 0.9% (0.5% of Total Investments)

2,277	Reynolds Group Issuer Inc.			5.750%	10/15/20	B+	2,286,057

	Diversified Telecommunication Services – 1.8% (1.1% of Total Investments)

295	CSC Holdings LLC, 144A			10.125%	1/15/23	B+	317,494
4,309	Intelsat Luxembourg SA			7.750%	6/01/21	CC	4,136,640
4,604	Total Diversified Telecommunication Services						4,454,134

NSL	Nuveen Senior Income Fund (continued)
Portfolio of Investments January 31, 2019
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Health Care Providers & Services – 0.3% (0.2% of Total Investments)

$510	Tenet Healthcare Corporation	4.750%	6/01/20	BB–	$513,825
350	Tenet Healthcare Corporation	6.000%	10/01/20	BB	361,480
860	Total Health Care Providers & Services				875,305

	Hotels, Restaurants & Leisure – 1.1% (0.7% of Total Investments)

2,650	Scientific Games International Inc.	10.000%	12/01/22	B–	2,785,813

	Media – 3.5% (2.1% of Total Investments)

100	Charter Communications Operating LLC	3.579%	7/23/20	BBB–	100,258
347	DISH DBS Corporation	5.125%	5/01/20	BB–	347,867
1,000	DISH DBS Corporation	5.875%	11/15/24	BB–	828,750
2,122	iHeartCommunications Inc., (5)	9.000%	12/15/19	CCC	1,421,740
9,172	iHeartCommunications Inc., (5)	5.340%	2/01/21	CC	1,109,797
2,430	iHeartCommunications Inc., (5)	9.000%	3/01/21	CCC	1,622,025
1,524	iHeartCommunications Inc., 144A, (5)	11.250%	3/01/21	C	960,120
2,830	Intelsat Luxembourg SA	8.125%	6/01/23	CCC–	2,354,206
19,525	Total Media				8,744,763

	Oil, Gas & Consumable Fuels – 1.6% (1.0% of Total Investments)

2,735	California Resources Corporation, 144A	8.000%	12/15/22	B–	2,194,838
400	Denbury Resources Inc.	6.375%	8/15/21	CCC+	330,000
1,404	Denbury Resources Inc., 144A	9.250%	3/31/22	B+	1,379,430
115	EP Energy LLC, 144A	9.375%	5/01/24	CCC	61,238
4,654	Total Oil, Gas & Consumable Fuels				3,965,506

	Pharmaceuticals – 0.6% (0.4% of Total Investments)

1,000	Bausch Health Companies Inc., 144A	6.500%	3/15/22	BB	1,033,750
437	Concordia International Corporation	8.000%	9/06/24	B–	415,150
1,437	Total Pharmaceuticals				1,448,900

	Semiconductors & Semiconductor Equipment – 0.3% (0.2% of Total Investments)

761	Advanced Micro Devices Inc.	7.500%	8/15/22	B+	825,685

	Software – 0.5% (0.3% of Total Investments)

1,275	Infor US Inc., 144A	5.750%	8/15/20	B+	1,293,870

	Wireless Telecommunication Services – 1.3% (0.8% of Total Investments)

500	Sprint Capital Corporation	7.875%	9/15/23	B+	531,250
2,000	Sprint Capital Corporation	7.125%	6/15/24	B+	2,055,000
550	Sprint Communications Inc.	7.000%	8/15/20	B+	570,625
3,050	Total Wireless Telecommunication Services				3,156,875
$52,148	Total Corporate Bonds (cost $42,974,563)				37,684,426

Shares	Description (1)				Value

	COMMON STOCKS – 2.2% (1.2% of Total Investments)

	Diversified Consumer Services – 0.1% (0.0% of Total Investments)

37,172	Cengage Learning Holdings II Inc., (8), (9)				$144,042

	Energy Equipment & Services – 0.4% (0.3% of Total Investments)

19,407	C&J Energy Services Inc., (8)				311,870
40,007	Transocean Ltd				342,860
1,961	Vantage Drilling International, (8), (9)				454,952
	Total Energy Equipment & Services				1,109,682

	Health Care Providers & Services – 0.1% (0.0% of Total Investments)

35,750	Millennium Health LLC, (7), (8)				69,285
33,563	Millennium Health LLC, (7), (8)				65,018

Shares	Description (1)		Value

	Health Care Providers & Services (continued)

38,382	Millennium Health LLC, (8), (9)		$2,111
	Total Health Care Providers & Services		136,414

	Marine – 0.2% (0.1% of Total Investments)

10,768	HGIM Corporation, (9)		409,184
2,409	HGIM Corporation, (8), (9)		91,542
	Total Marine		500,726

	Media – 0.5% (0.3% of Total Investments)

50,775	Cumulus Media Inc., (8)		611,839
775,233	Hibu PLC, (8), (9)		202,336
6,268	Metro-Goldwyn-Mayer Inc., (8), (9)		489,531
14,825	Tribune Media Company, (9)		9,636
	Total Media		1,313,342

	Pharmaceuticals – 0.1% (0.0% of Total Investments)

11,982	Advanz Pharma Corporation, (8)		226,699

	Software – 0.8% (0.5% of Total Investments)

118,613	Avaya Holdings Corporation, (8)		2,005,746

	Specialty Retail – 0.0% (0.0% of Total Investments)

14,849	Gymboree Holding Corporation, (8), (9)		29,698
5,454	Gymboree Holding Corporation, (8), (9)		10,908
	Total Specialty Retail		40,606
	Total Common Stocks (cost $10,452,719)		5,477,257

Shares	Description (1)		Value

	COMMON STOCK RIGHTS – 0.1% (0.1% of Total Investments)

	Oil, Gas & Consumable Fuels – 0.1% (0.1% of Total Investments)

7,052	Fieldwood Energy LLC, (7), (8)		$221,558
1,425	Fieldwood Energy LLC, (8), (9)		47,025
	Total Common Stock Rights (cost $201,310)		268,583

Shares	Description (1)		Value

	WARRANTS – 0.0% (0.0% of Total Investments)

11,806	Avaya Holdings Corporation, (9)		$14,758
	Total Warrants (cost $1,103,821)		14,758
	Total Long-Term Investments (cost $430,765,977)		403,154,053

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 3.2% (1.9% of Total Investments)

	INVESTMENT COMPANIES – 3.2% (1.9% of Total Investments)

8,014,761	BlackRock Liquidity Funds T-Fund Portfolio, (10)	2.290% (11)	$8,014,761
	Total Short-Term Investments (cost $8,014,761)		8,014,761
	Total Investments (cost $438,780,738) – 163.4%		411,168,814
	Borrowings – (45.3)% (12), (13)		(114,000,000)
	Term Preferred Shares, net of deferred offering costs – (16.9)% (14)		(42,494,344)
	Other Assets Less Liabilities – (1.2)% (15)		(2,982,953)
	Net Assets Applicable to Common Shares – 100%		$251,691,517

NSL	Nuveen Senior Income Fund (continued)
Portfolio of Investments January 31, 2019
(Unaudited)

Investments in Derivatives

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)		Fixed Rate Payment Frequency	Maturity Date		Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	$43,000,000	Pay	1-Month LIBOR	2.000	%(16)	Monthly	11/01/21	(17)	$(665,341)	$(665,341)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(3)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(4)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)

As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(6)	Investment, or portion of investment, represents an outstanding unfunded senior loan commitment. See Notes to Financial Statements, Note 8 – Senior Loan Commitments for more information.

(7)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(9)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(10)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at the http://www.sec.gov.

(11)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(12)	Borrowings as a percentage of Total Investments is 27.7%.

(13)

The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(14)	Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 10.3%.

(15)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(16)

Effective November 1, 2019, the fixed rate paid by the Fund increased according to a predetermined schedule as specified in the swap contract. Additionally, this fixed rate increase will continue to occur every twelve months on specific dates through the swap contract’s termination date.

(17)	This interest rate swap has an optional early termination date beginning on November 1, 2018 and monthly thereafter through the termination date as specified in the swap contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

DD1	Portion of investment purchased on a delayed delivery basis.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

JFR	Nuveen Floating Rate Income Fund Portfolio of Investments January 31, 2019
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	LONG-TERM INVESTMENTS – 159.1% (98.4% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 138.0% (85.3% of Total Investments) (2)

	Aerospace & Defense – 2.2% (1.4% of Total Investments)

$693	Rexnord LLC/ RBS Global, Inc., Term Loan, First Lien	4.499%	1-Month LIBOR	2.000%	8/21/24	BB+	$688,942
5,963	Sequa Corporation, Term Loan B	7.516%	3-Month LIBOR	5.000%	11/28/21	B	5,872,410
2,134	Sequa Corporation, Term Loan, Second Lien	11.751%	3-Month LIBOR	9.000%	4/28/22	CCC	2,041,095
2,892	Transdigm, Inc., Term Loan E	4.999%	1-Month LIBOR	2.500%	5/30/25	BB	2,826,226
975	Transdigm, Inc., Term Loan F	4.999%	1-Month LIBOR	2.500%	6/09/23	BB	956,299
1,303	Transdigm, Inc., Term Loan G, First Lien	4.999%	1-Month LIBOR	2.500%	8/22/24	BB–	1,274,555
13,960	Total Aerospace & Defense						13,659,527

	Air Freight & Logistics – 0.6% (0.4% of Total Investments)

1,628	PAE Holding Corporation, Term Loan B	8.119%	2-Month LIBOR	5.500%	10/20/22	B+	1,620,322
2,167	XPO Logistics, Inc., Term Loan B	4.500%	1-Month LIBOR	2.000%	2/24/25	BBB–	2,137,047
3,795	Total Air Freight & Logistics						3,757,369

	Airlines – 2.2% (1.3% of Total Investments)

4,056	American Airlines, Inc., Replacement Term Loan	4.516%	1-Month LIBOR	2.000%	10/10/21	BB+	4,009,257
2,131	American Airlines, Inc., Term Loan 2025	4.252%	1-Month LIBOR	1.750%	6/27/25	BB+	2,046,972
7,534	American Airlines, Inc., Term Loan B	4.509%	1-Month LIBOR	2.000%	12/14/23	BB+	7,319,208
13,721	Total Airlines						13,375,437

	Auto Components – 0.5% (0.3% of Total Investments)

1,408	DexKo Global, Inc., Term Loan B	5.999%	1-Month LIBOR	3.500%	7/24/24	B+	1,389,893
1,970	Superior Industries International, Inc., Term Loan B	6.499%	1-Month LIBOR	4.000%	5/22/24	B+	1,946,983
3,378	Total Auto Components						3,336,876

	Automobiles – 0.4% (0.2% of Total Investments)

1,000	Caliber Collision, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B+	999,790
1,485	Navistar, Inc., Tranche B, Term Loan	6.020%	1-Month LIBOR	3.500%	11/06/24	BB–	1,465,517
2,485	Total Automobiles						2,465,307

	Beverages – 0.7% (0.4% of Total Investments)

4,108	Jacobs Douwe Egberts, Term Loan B	4.563%	3-Month LIBOR	2.000%	11/01/25	BB	4,070,096

	Biotechnology – 0.9% (0.5% of Total Investments)

5,404	Grifols, Inc., Term Loan B	4.664%	1-Week LIBOR	2.250%	1/31/25	BB+	5,344,093

	Building Products – 1.5% (0.9% of Total Investments)

767	Fairmount, Initial Term Loan	6.553%	3-Month LIBOR	3.750%	6/01/25	BB	612,492
649	Ply Gem Industries, Inc., Term Loan B	6.547%	3-Month LIBOR	3.750%	4/12/25	B+	620,118
8,260	Quikrete Holdings, Inc., Term Loan B	5.249%	1-Month LIBOR	2.750%	11/15/23	BB–	8,026,310
9,676	Total Building Products						9,258,920

	Capital Markets – 1.8% (1.1% of Total Investments)

3,482	Capital Automotive LP, Term Loan, Second Lien	8.499%	1-Month LIBOR	6.000%	3/24/25	CCC+	3,478,402
7,844	RPI Finance Trust, Term Loan B6	4.499%	1-Month LIBOR	2.000%	3/27/23	BBB–	7,781,278
11,326	Total Capital Markets						11,259,680

	Chemicals – 0.4% (0.3% of Total Investments)

1,206	Ineos US Finance LLC, Term Loan	4.499%	1-Month LIBOR	2.000%	4/01/24	BBB–	1,173,395
782	Mineral Technologies, Inc., Term Loan B2	4.750%	N/A	N/A	5/07/21	BB+	776,561
600	SI Group, Term Loan B	7.537%	3-Month LIBOR	4.750%	10/15/25	BB–	595,500
2,588	Total Chemicals						2,545,456

JFR	Nuveen Floating Rate Income Fund (continued)
Portfolio of Investments January 31, 2019
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Commercial Services & Supplies – 5.3% (3.3% of Total Investments)

$697	ADS Waste Holdings, Inc., Term Loan B	4.664%	1-Week LIBOR	2.250%	11/10/23	BB+	$690,887
3,453	Brand Energy & Infrastructure Services, Inc., Term Loan B, First Lien	6.957%	3-Month LIBOR	4.250%	6/16/24	B	3,316,385
696	Education Management LLC, Tranche A, Term Loan, (6)	0.000%	N/A	N/A	7/02/20	N/R	26,101
1,567	Education Management LLC, Tranche B, Term Loan, (6)	0.000%	N/A	N/A	7/02/20	N/R	1,967
8,273	Formula One Group, Term Loan B	4.999%	1-Month LIBOR	2.500%	2/01/24	B+	7,990,666
829	Fort Dearborn Holding Company, Inc., Term Loan, First Lien	6.784%	1-Month LIBOR	4.000%	10/19/23	B–	793,993
2,769	Getty Images, Inc., Term Loan B, First Lien	5.999%	1-Month LIBOR	3.500%	10/18/19	B–	2,756,925
2,494	GFL Environmental, Term Loan	5.499%	1-Month LIBOR	3.000%	5/31/25	B+	2,411,990
4,500	iQor US, Inc., Term Loan, First Lien, (DD1)	7.797%	3-Month LIBOR	5.000%	4/01/21	CCC+	4,057,596
500	iQor US, Inc., Term Loan, Second Lien	11.547%	3-Month LIBOR	8.750%	4/01/22	CCC–	374,375
1,146	KAR Auction Services, Inc., Term Loan B5	5.313%	3-Month LIBOR	2.500%	3/09/23	BB	1,138,985
1,234	LSC Communications, Refinancing Term Loan	7.999%	1-Month LIBOR	5.500%	9/30/22	B+	1,229,123
963	Monitronics International, Inc., Term Loan B2, First Lien	8.303%	3-Month LIBOR	5.500%	9/30/22	CCC+	847,601
3,281	Protection One, Inc., Term Loan	5.249%	1-Month LIBOR	2.750%	5/02/22	BB–	3,242,952
1,945	Universal Services of America, Initial Term Loan, First Lien	6.249%	1-Month LIBOR	3.750%	7/28/22	BB	1,862,824
1,750	Universal Services of America, Term Loan, Second Lien	10.999%	1-Month LIBOR	8.500%	7/28/23	CCC	1,677,078
340	West Corporation, Incremental Term Loan B1	5.999%	1-Month LIBOR	3.500%	10/10/24	BB+	310,051
36,437	Total Commercial Services & Supplies						32,729,499

	Communications Equipment – 4.1% (2.5% of Total Investments)

6,292	Avaya, Inc., Tranche B Term Loan	6.759%	1-Month LIBOR	4.250%	12/15/24	BB–	6,204,462
1,600	Mitel US Holdings, Inc., Term Loan, First Lien	6.999%	1-Month LIBOR	4.500%	11/30/25	B	1,580,400
734	MultiPlan, Inc., Term Loan B	5.553%	3-Month LIBOR	2.750%	6/07/23	B+	711,754
2,167	Plantronics, Term Loan B	4.999%	1-Month LIBOR	2.500%	7/02/25	BB+	2,114,190
15,920	Univision Communications, Inc., Term Loan C5	5.249%	1-Month LIBOR	2.750%	3/15/24	B	14,883,686
26,713	Total Communications Equipment						25,494,492

	Construction & Engineering – 0.6% (0.4% of Total Investments)

1,990	KBR, Inc., Term Loan B	6.249%	1-Month LIBOR	3.750%	4/25/25	BB–	1,987,522
1,756	Traverse Midstream Partners, Term Loan B	6.600%	6-Month LIBOR	4.000%	9/27/24	B+	1,752,472
3,746	Total Construction & Engineering						3,739,994

	Consumer Finance – 0.8% (0.4% of Total Investments)

2,486	Vantiv LLC, Repriced Term Loan B4	4.222%	1-Month LIBOR	1.750%	8/09/24	BBB–	2,475,572
2,265	Verscend Technologies, Tern Loan B	6.999%	1-Month LIBOR	4.500%	8/27/25	B+	2,250,783
4,751	Total Consumer Finance						4,726,355

	Containers & Packaging – 0.2% (0.1% of Total Investments)

1,397	Berry Global, Inc., Term Loan Q	4.516%	1-Month LIBOR	2.000%	10/01/22	BBB–	1,386,412

	Distributors – 0.3% (0.2% of Total Investments)

1,990	SRS Distribution, Inc., Term Loan B	5.749%	1-Month LIBOR	3.250%	5/23/25	B	1,896,410

	Diversified Consumer Services – 6.4% (3.9% of Total Investments)

5,805	Cengage Learning Acquisitions, Inc., Term Loan B	6.769%	1-Month LIBOR	4.250%	6/07/23	B	4,946,380
4,853	Houghton Mifflin, Term Loan B, First Lien	5.499%	1-Month LIBOR	3.000%	5/28/21	B	4,594,079
2,321	Laureate Education, Inc., Term Loan B	6.549%	1-Month LIBOR	3.500%	4/26/24	B+	2,314,484
3,000	Refinitiv, Term Loan B	6.249%	1-Month LIBOR	3.750%	10/01/25	BB+	2,886,330
839	Altisource Solutions S.A R.L., Term Loan B	6.803%	3-Month LIBOR	4.000%	4/03/24	B+	818,952
1,695	Freedom Mortgage Corporation, Initial Term Loan	7.249%	1-Month LIBOR	4.750%	2/23/22	BB	1,701,420
13,942	Hilton Hotels, Term Loan B, (DD1)	4.260%	1-Month LIBOR	1.750%	10/25/23	BBB–	13,820,666
842	Lions Gate Entertainment Corp., Term Loan B	4.749%	1-Month LIBOR	2.250%	3/24/25	BB	829,287
1,408	Travelport LLC, Term Loan B	5.116%	3-Month LIBOR	2.500%	3/17/25	B+	1,404,746
2,287	Veritas US, Inc., Term Loan B1	7.074%	1-Month LIBOR	4.500%	1/27/23	B	2,004,841

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Diversified Consumer Services (continued)

$6,093	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien, (6)	8.499%	N/A	N/A	6/30/22	CCC	$4,143,346
43,085	Total Diversified Consumer Services						39,464,531

	Diversified Telecommunication Services – 7.2% (4.5% of Total Investments)

2,138	CenturyLink, Inc., Initial Term Loan A	5.249%	1-Month LIBOR	2.750%	11/01/22	BBB–	2,100,094
11,450	CenturyLink, Inc., Term Loan B, (DD1)	5.249%	1-Month LIBOR	2.750%	1/31/25	BBB–	10,971,701
5,782	Frontier Communications Corporation, Term Loan B	6.250%	1-Month LIBOR	3.750%	1/14/22	BB	5,544,933
465	Intelsat Jackson Holdings, S.A., Term Loan B4	7.002%	1-Month LIBOR	4.500%	1/02/24	B+	472,649
744	Intelsat Jackson Holdings, S.A., Term Loan B5	6.625%	N/A	N/A	1/02/24	B+	747,093
6,283	Level 3 Financing, Inc., Tranche B, Term Loan	4.756%	1-Month LIBOR	2.250%	2/22/24	BBB–	6,183,653
6,983	Numericable Group S.A., Term Loan B13	6.509%	1-Month LIBOR	4.000%	8/14/26	B	6,607,191
722	Windstream Corporation, Term Loan B6, (6)	6.510%	1-Month LIBOR	4.000%	3/29/21	BB	673,019
12,000	Ziggo B.V., Term Loan E	5.009%	1-Month LIBOR	2.500%	4/15/25	BB	11,630,160
46,567	Total Diversified Telecommunication Services						44,930,493

	Electric Utilities – 0.9% (0.6% of Total Investments)

849	EFS Cogen Holdings LLC, Term Loan B	5.980%	3-Month LIBOR	3.250%	6/28/23	BB–	836,515
3,192	Texas Competitive Electric Holdings LLC, Exit Term Loan B	4.499%	1-Month LIBOR	2.000%	8/01/23	BBB–	3,148,110
1,709	Vistra Operations Co., Term Loan B3	4.505%	1-Month LIBOR	2.000%	12/31/25	BBB–	1,680,447
5,750	Total Electric Utilities						5,665,072

	Electrical Equipment – 0.4% (0.2% of Total Investments)

2,329	TTM Technologies, Term Loan B, (DD1)	5.020%	1-Month LIBOR	2.500%	9/28/24	BB+	2,271,122

	Energy Equipment & Services – 1.4% (0.9% of Total Investments)

4,963	McDermott International, Term Loan	7.499%	1-Month LIBOR	5.000%	5/12/25	BB–	4,772,957
4,693	Seadrill Partners LLC, Initial Term Loan	8.803%	3-Month LIBOR	6.000%	2/21/21	CCC+	3,795,086
9,656	Total Energy Equipment & Services						8,568,043

	Equity Real Estate Investment Trusts – 1.8% (1.1% of Total Investments)

8,223	Communications Sales & Leasing, Inc., Shortfall Term Loan	5.499%	1-Month LIBOR	3.000%	10/24/22	B–	7,733,433
1,472	Realogy Group LLC, Term Loan A	4.758%	1-Month LIBOR	2.250%	2/08/23	BB+	1,449,797
1,844	Realogy Group LLC, Term Loan B	4.758%	1-Month LIBOR	2.250%	2/08/25	BB+	1,801,583
11,539	Total Equity Real Estate Investment Trusts						10,984,813

	Food & Staples Retailing – 6.6% (4.1% of Total Investments)

2,933	Albertson’s LLC, Term Loan B5	5.822%	3-Month LIBOR	3.000%	12/21/22	BB	2,899,165
1,882	Albertson’s LLC, Term Loan B6	5.691%	3-Month LIBOR	3.000%	6/22/23	BB	1,856,855
21,519	Albertson’s LLC, Term Loan B7	5.499%	1-Month LIBOR	3.000%	11/17/25	BB	21,109,063
713	Del Monte Foods Company, Term Loan, First Lien	5.903%	3-Month LIBOR	3.250%	2/18/21	CCC+	591,599
1,663	Hearthside Group Holdings LLC, Term Loan B	6.186%	1-Month LIBOR	3.688%	5/23/25	B	1,604,714
733	Save-A-Lot, Term Loan B	8.803%	3-Month LIBOR	6.000%	12/05/23	CCC+	409,287
12,568	US Foods, Inc., Term Loan B	4.499%	1-Month LIBOR	2.000%	6/27/23	BBB–	12,385,951
42,011	Total Food & Staples Retailing						40,856,634

	Food Products – 0.2% (0.1% of Total Investments)

1,315	American Seafoods Group LLC, Term Loan B	5.250%	1-Month LIBOR	2.750%	8/21/23	BB–	1,303,539

	Health Care Equipment & Supplies – 2.1% (1.3% of Total Investments)

3,296	Acelity, Term Loan B	6.053%	3-Month LIBOR	3.250%	2/02/24	B+	3,280,498
800	Air Methods Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	B	656,888
1,234	Greatbatch, New Term Loan B	5.510%	1-Month LIBOR	3.000%	10/27/22	B+	1,225,247
1,000	LifeScan, Term Loan B	8.797%	3-Month LIBOR	6.000%	10/01/24	B+	962,505
3,483	Onex Carestream Finance LP, Term Loan, First Lien	8.249%	N/A	N/A	2/28/21	B+	3,405,545
2,351	Onex Carestream Finance LP, Term Loan, Second Lien	11.999%	1-Month LIBOR	9.500%	6/07/21	B–	2,315,696

JFR	Nuveen Floating Rate Income Fund (continued)
Portfolio of Investments January 31, 2019
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Health Care Equipment & Supplies (continued)

$995	Vyaire Medical, Inc., Term Loan B	7.547%	3-Month LIBOR	4.750%	4/16/25	B	$940,275
13,159	Total Health Care Equipment & Supplies						12,786,654

	Health Care Providers & Services – 7.7% (4.7% of Total Investments)

1,874	Acadia Healthcare, Inc., Term Loan B3	4.999%	1-Month LIBOR	2.500%	2/11/22	BB	1,850,169
2,316	Air Medical Group Holdings, Inc., Term Loan B	5.764%	1-Month LIBOR	3.250%	4/28/22	B+	2,184,996
1,206	Air Medical Group Holdings, Inc., Term Loan B	6.769%	1-Month LIBOR	4.250%	3/14/25	B+	1,135,583
1,494	Ardent Health, Term Loan, First Lien	6.999%	1-Month LIBOR	4.500%	6/30/25	B+	1,487,832
2,735	Catalent Pharma Solutions, Inc., Term Loan B	4.749%	1-Month LIBOR	2.250%	5/20/24	BB	2,723,253
1,510	Community Health Systems, Inc., Term Loan H	5.957%	3-Month LIBOR	3.250%	1/27/21	BB	1,488,370
1,424	Concentra, Inc., Term Loan B	5.270%	1-Month LIBOR	2.750%	6/01/22	B+	1,415,219
1,074	ConvaTec Healthcare, Term Loan B	5.053%	3-Month LIBOR	2.250%	10/25/23	BB	1,066,771
672	DaVita HealthCare Partners, Inc., Tranche B, Term Loan	5.249%	1-Month LIBOR	2.750%	6/24/21	BBB–	670,659
1,247	HCA, Inc., Term Loan B10	4.499%	1-Month LIBOR	2.000%	3/13/25	BBB–	1,244,852
4,085	HCA, Inc., Term Loan B11, (DD1)	4.249%	1-Month LIBOR	1.750%	3/17/23	BBB–	4,070,498
1,881	Healogics, Inc., Term Loan, First Lien	7.010%	3-Month LIBOR	4.250%	7/01/21	B–	1,699,277
84	Heartland Dental Care Inc., Delay Draw Facility, (5)	3.750%	N/A	N/A	4/30/25	B	82,062
922	Heartland Dental Care, Inc., Term Loan, First Lien	6.249%	1-Month LIBOR	3.750%	4/30/25	B	896,584
3,412	Kindred at Home Hospice, Term Loan B	6.250%	1-Month LIBOR	3.750%	7/02/25	B+	3,395,201
1,000	Kindred at Home Hospice, Term Loan, Second Lien	9.500%	1-Month LIBOR	7.000%	6/21/26	CCC+	1,015,625
3,000	Lifepoint Health, Inc., Term Loan	7.129%	3-Month LIBOR	4.500%	11/16/25	B+	2,934,000
3,147	Millennium Laboratories, Inc., Term Loan B, First Lien	8.999%	1-Month LIBOR	6.500%	12/21/20	CCC+	1,773,781
9,194	Pharmaceutical Product Development, Inc., Term Loan B, (DD1)	4.999%	1-Month LIBOR	2.500%	8/18/22	BB–	9,027,685
1,489	PharMerica, Term Loan, First Lien	6.008%	1-Month LIBOR	3.500%	12/06/24	B+	1,486,658
1,489	Prospect Medical Holdings, Term Loan B1	8.063%	1-Month LIBOR	5.500%	2/22/24	B+	1,481,306
269	Quorum Health Corp., Term Loan B	9.249%	1-Month LIBOR	6.750%	4/29/22	B+	269,114
2,867	Select Medical Corporation, Term Loan B	5.012%	1-Month LIBOR	2.500%	3/06/25	BB	2,842,289
1,223	Team Health, Initial Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B+	1,104,027
371	Vizient, Inc., Term Loan B	5.249%	1-Month LIBOR	2.750%	2/13/23	Ba3	369,348
49,985	Total Health Care Providers & Services						47,715,159

	Health Care Technology – 1.1% (0.7% of Total Investments)

6,738	Emdeon, Inc., Term Loan	5.249%	1-Month LIBOR	2.750%	3/01/24	B+	6,603,592

	Hotels, Restaurants & Leisure – 12.8% (7.9% of Total Investments)

2,552	24 Hour Fitness Worldwide, Inc., Term Loan B	5.999%	1-Month LIBOR	3.500%	5/30/25	BB–	2,530,873
1,166	Aramark Corporation, Term Loan	4.249%	1-Month LIBOR	1.750%	3/11/25	BBB–	1,159,999
993	Arby’s Restaurant Group, Inc., Term Loan B	5.764%	1-Month LIBOR	3.250%	2/05/25	B	968,511
22,291	Burger King Corporation, Term Loan B3	4.749%	1-Month LIBOR	2.250%	2/16/24	BB–	21,964,683
4,412	Caesars Entertainment Operating Company, Inc., Term Loan B	4.499%	1-Month LIBOR	2.000%	10/06/24	BB	4,335,252
4,950	Caesars Resort Collection, Term Loan, First Lien	5.249%	1-Month LIBOR	2.750%	12/23/24	BB	4,890,006
989	CCM Merger, Inc., Term Loan B	4.749%	1-Month LIBOR	2.250%	8/09/21	BB	981,556
4,583	CityCenter Holdings LLC, Term Loan B	4.749%	1-Month LIBOR	2.250%	4/18/24	BB–	4,508,534
2,684	Equinox Holdings, Inc., Term Loan B1	5.499%	1-Month LIBOR	3.000%	3/08/24	B+	2,653,049
980	Four Seasons Holdings, Inc., Term Loan B	4.499%	1-Month LIBOR	2.000%	11/30/23	BB+	966,015
3,830	Intrawest Resorts Holdings, Inc., Term Loan B	5.499%	1-Month LIBOR	3.000%	7/31/24	B	3,786,595
2,501	Life Time Fitness, Inc., Term Loan B	5.457%	3-Month LIBOR	2.750%	6/10/22	BB–	2,470,309
1,250	MGM Growth Properties, Term Loan A, (WI/DD)	TBD	TBD	TBD	TBD	BB+	1,237,500
3,321	MGM Growth Properties, Term Loan B	4.414%	1-Month LIBOR	2.000%	3/21/25	BBB–	3,273,795
12,440	Scientific Games Corp., Initial Term Loan B5	5.249%	1-Month LIBOR	2.750%	8/14/24	BB–	12,078,147
3,174	Seaworld Parks and Entertainment, Inc., Term Loan B5	5.499%	1-Month LIBOR	3.000%	4/01/24	B	3,123,188
3,385	Stars Group Holdings, Term Loan B	6.303%	3-Month LIBOR	3.500%	7/10/25	B+	3,358,785
3,444	Station Casino LLC, Term Loan B	5.000%	1-Month LIBOR	2.500%	6/08/23	BB–	3,409,594
1,995	Wyndham International, Inc., Term Loan B	4.249%	1-Month LIBOR	1.750%	5/30/25	BBB–	1,965,783
80,940	Total Hotels, Restaurants & Leisure						79,662,174

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Household Durables – 1.3% (0.8% of Total Investments)

$3,583	Serta Simmons Holdings LLC, Term Loan, First Lien	6.013%	1-Month LIBOR	3.500%	11/08/23	B–	$3,072,578
1,000	Energizer Holdings, Term Loan B	4.758%	1-Month LIBOR	2.250%	12/17/25	BB+	994,375
3,784	Reynolds Group Holdings, Inc., Term Loan, First Lien	5.249%	1-Month LIBOR	2.750%	2/05/23	B+	3,737,191
8,367	Total Household Durables						7,804,144

	Independent Power & Renewable Electricity Producers – 0.8% (0.5% of Total Investments)

5,019	NRG Energy, Inc., Term Loan B	4.249%	1-Month LIBOR	1.750%	6/30/23	BBB–	4,947,225

	Industrial Conglomerates – 0.2% (0.1% of Total Investments)

1,489	Education Advisory Board, Term Loan, First Lien	6.408%	2-Month LIBOR	3.750%	11/15/24	B	1,447,809

	Insurance – 2.3% (1.4% of Total Investments)

983	Acrisure LLC, Term Loan B	6.749%	1-Month LIBOR	4.250%	11/22/23	B	966,291
6,119	Alliant Holdings I LLC, Term Loan B	5.258%	1-Month LIBOR	2.750%	5/09/25	B	5,902,681
3,996	Asurion LLC, Term Loan B6	5.499%	1-Month LIBOR	3.000%	11/03/23	BB–	3,941,648
3,352	Hub International Holdings, Inc., Term Loan B	5.514%	3-Month LIBOR	2.750%	4/25/25	B	3,238,577
14,450	Total Insurance						14,049,197

	Interactive Media & Services – 0.5% (0.3% of Total Investments)

1,412	Rackspace Hosting, Inc., Refinancing Term B Loan, First Lien	5.582%	3-Month LIBOR	3.000%	11/03/23	BB+	1,313,447
2,000	WeddingWire, Inc., Term Loan	7.290%	3-Month LIBOR	4.500%	12/19/25	B+	1,996,880
3,412	Total Interactive Media & Services						3,310,327

	Internet and Direct Marketing Retail – 0.9% (0.6% of Total Investments)

4,983	Uber Technologies, Inc., Term Loan	6.516%	1-Month LIBOR	4.000%	4/04/25	N/R	4,959,138
744	Uber Technologies, Inc., Term Loan	6.008%	1-Month LIBOR	3.500%	7/13/23	N/R	736,474
5,727	Total Internet and Direct Marketing Retail						5,695,612

	Internet Software & Services – 0.7% (0.4% of Total Investments)

1,945	Ancestry.com, Inc., Term Loan, First Lien	5.750%	1-Month LIBOR	3.250%	10/19/23	B	1,915,825
1,083	Dynatrace, Term Loan, First Lien	5.749%	1-Month LIBOR	3.250%	8/22/25	B+	1,073,520
110	Dynatrace, Term Loan, Second Lien	9.499%	1-Month LIBOR	7.000%	8/21/26	CCC+	109,510
2,448	SkillSoft Corporation, Term Loan, Second Lien	10.749%	1-Month LIBOR	8.250%	4/28/22	CCC–	1,297,413
5,586	Total Internet Software & Services						4,396,268

	IT Services – 5.8% (3.6% of Total Investments)

1,127	DTI Holdings, Inc., Replacement Term Loan B1	7.494%	3-Month LIBOR	4.750%	9/29/23	B	1,059,987
8,276	First Data Corporation, Term Loan, First Lien	4.519%	1-Month LIBOR	2.000%	4/26/24	BB+	8,256,549
4,194	First Data Corporation, Term Loan, First Lien, (DD1)	4.519%	1-Month LIBOR	2.000%	7/10/22	BB+	4,182,265
1,667	Gartner, Inc., Term Loan A	3.999%	1-Month LIBOR	1.500%	3/21/22	Ba1	1,654,564
2,506	GTT Communications, Inc., Term Loan, First Lien	5.250%	1-Month LIBOR	2.750%	6/02/25	BB–	2,360,441
679	Presidio, Inc., Term Loan B	5.543%	3-Month LIBOR	2.750%	2/02/24	B+	671,491
3,623	Sabre, Inc., Term Loan B	4.499%	1-Month LIBOR	2.000%	2/22/24	BB	3,581,232
858	Science Applications International Corporation, Term Loan B	4.249%	1-Month LIBOR	1.750%	10/31/25	BB+	846,938
3,500	Syniverse Holdings, Inc., Initial Term Loan, Second Lien	11.509%	1-Month LIBOR	9.000%	3/11/24	CCC+	3,010,000
4,337	Syniverse Holdings, Inc., Tranche Term Loan C	7.509%	1-Month LIBOR	5.000%	3/09/23	B	3,946,239
2,463	Tempo Acquisition LLC, Term Loan B	5.499%	1-Month LIBOR	3.000%	5/01/24	B+	2,422,928
2,724	West Corporation, Term Loan B	6.499%	1-Month LIBOR	4.000%	10/10/24	BB+	2,509,088
1,463	WEX, Inc., Term Loan B	4.749%	1-Month LIBOR	2.250%	7/01/23	BB–	1,443,956
37,417	Total IT Services						35,945,678

	Life Sciences Tools & Services – 0.5% (0.3% of Total Investments)

595	Inventiv Health, Inc., Term Loan B	4.499%	1-Month LIBOR	2.000%	8/01/24	BB	586,454
2,479	Parexel International Corp., Term Loan B	5.249%	1-Month LIBOR	2.750%	9/27/24	B+	2,355,098
3,074	Total Life Sciences Tools & Services						2,941,552

JFR	Nuveen Floating Rate Income Fund (continued)
Portfolio of Investments January 31, 2019
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Machinery – 1.0% (0.6% of Total Investments)

$1,008	BJ’s Wholesale Club, Inc., Term Loan B	5.514%	1-Month LIBOR	3.000%	2/01/24	B+	$1,001,069
2,412	Gardner Denver, Inc., Term Loan B	5.249%	1-Month LIBOR	2.750%	7/30/24	BB+	2,402,834
1,459	Gates Global LLC, Term Loan B	5.249%	1-Month LIBOR	2.750%	4/01/24	B+	1,431,718
893	TNT Crane and Rigging Inc., Initial Term Loan, First Lien	7.303%	3-Month LIBOR	4.500%	11/27/20	CCC+	819,754
850	TNT Crane and Rigging, Inc., Term Loan, Second Lien	11.803%	3-Month LIBOR	9.000%	11/26/21	CCC–	709,750
6,622	Total Machinery						6,365,125

	Marine – 0.6% (0.4% of Total Investments)

1,294	American Commercial Lines LLC, Term Loan B, First Lien	11.249%	1-Month LIBOR	8.750%	11/12/20	CCC+	925,031
3,119	Harvey Gulf International Marine, Inc., Exit Term Loan	8.508%	6-Month LIBOR	6.000%	7/02/23	B	3,107,735
4,413	Total Marine						4,032,766

	Media – 13.3% (8.2% of Total Investments)

2,051	Advantage Sales & Marketing, Inc., Term Loan, First Lien	5.749%	1-Month LIBOR	3.250%	7/23/21	B+	1,813,428
763	Affinion Group Holdings, Inc., Term Loan, First Lien	10.390%	3-Month LIBOR	7.750%	5/10/22	CCC+	746,516
241	Catalina Marketing Corporation, Delayed Draw Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	N/R	241,117
902	Catalina Marketing Corporation, DIP Term Loan, First Lien	8.008%	3-Month LIBOR	5.500%	6/14/19	N/R	777,919
361	Catalina Marketing Corporation, Term Loan A	12.514%	1-Month LIBOR	10.000%	6/14/19	N/R	361,676
391	Catalina Marketing Corporation, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	N/R	391,815
5,458	Catalina Marketing Corporation, Term Loan, First Lien, (6)	0.000%	N/A	N/A	4/09/21	D	491,239
2,000	Catalina Marketing Corporation, Term Loan, Second Lien, (6)	9.457%	N/A	N/A	4/11/22	D	37,000
850	CBS Radio, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB–	827,688
6,159	Cequel Communications LLC, Term Loan B	4.759%	1-Month LIBOR	2.250%	1/10/26	BB	5,950,798
5,473	Charter Communications Operating Holdings LLC, Term Loan B	4.500%	1-Month LIBOR	2.000%	4/30/25	BBB–	5,409,468
2,975	Cineworld Group PLC, Term Loan B	4.999%	1-Month LIBOR	2.500%	2/28/25	BB–	2,911,050
6,896	Clear Channel Communications, Inc., Tranche D, Term Loan, (6)	0.000%	N/A	N/A	1/30/19	N/R	4,679,887
9,866	Clear Channel Communications, Inc., Term Loan E, (6)	0.000%	N/A	N/A	7/30/19	CCC	6,696,027
2,233	CSC Holdings LLC, Term Loan B	5.009%	1-Month LIBOR	2.500%	1/25/26	BB+	2,188,463
9,314	Cumulus Media, Inc., Exit Term Loan	7.000%	1-Month LIBOR	4.500%	5/13/22	B	9,016,065
830	Gray Television, Inc., Term Loan B2	4.770%	1-Month LIBOR	2.250%	2/07/24	BB+	816,861
1,000	Gray Television, Inc., Term Loan C	5.020%	1-Month LIBOR	2.500%	1/02/26	BB+	988,335
2,757	IMG Worldwide, Inc., Term Loan B	5.250%	1-Month LIBOR	2.750%	5/18/25	B	2,606,449
4,033	Intelsat Jackson Holdings, S.A., Term Loan B	6.252%	1-Month LIBOR	3.750%	11/30/23	B+	4,009,367
4,904	McGraw-Hill Education Holdings LLC, Term Loan B	6.499%	1-Month LIBOR	4.000%	5/02/22	BB+	4,479,307
2,728	Meredith Corporation, Tranche Term Loan B1	5.249%	1-Month LIBOR	2.750%	1/31/25	BB	2,715,857
1,995	Metro-Goldwyn-Mayer, Inc., Term Loan, First Lien	5.000%	1-Month LIBOR	2.500%	7/03/25	BB	1,971,319
1,250	Metro-Goldwyn-Mayer, Inc., Term Loan, Second Lien	7.000%	1-Month LIBOR	4.500%	7/03/26	B	1,209,381
3,694	Nexstar Broadcasting, Inc., Term Loan B3	4.752%	1-Month LIBOR	2.250%	1/17/24	BB+	3,586,132
639	Nexstar Broadcasting, Inc., Term Loan B3	4.756%	1-Month LIBOR	2.250%	1/17/24	BB+	619,970
532	Red Ventures, Term Loan B	5.499%	1-Month LIBOR	3.000%	11/08/24	BB	527,665
3,529	Sinclair Television Group, Term Loan B2, (DD1)	4.750%	1-Month LIBOR	2.250%	1/31/24	BB+	3,509,986
2,166	Springer Science & Business Media, Inc., Term Loan B13, First Lien	5.999%	1-Month LIBOR	3.500%	8/15/22	B	2,159,963
3,066	UPC Financing Partnership, Term Loan AR1, First Lien	5.009%	1-Month LIBOR	2.500%	1/15/26	BB+	3,027,035
8,229	WideOpenWest Finance LLC, Term Loan B	5.753%	1-Month LIBOR	3.250%	8/18/23	B	7,883,355
97,285	Total Media						82,651,138

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Multiline Retail – 1.4% (0.9% of Total Investments)

$3,101	99 Cents Only Stores, Tranche B2, Term Loan, Second Lien, (cash 8.853%, PIK 1.500%)	8.432%	3-Month LIBOR	6.500%	1/13/22	CCC+	$2,790,965
2,310	Belk, Inc., Term Loan B, First Lien, (DD1)	7.365%	2-Month LIBOR	4.750%	12/12/22	B	1,847,307
1,985	EG America LLC, Term Loan, First Lien	6.813%	3-Month LIBOR	4.000%	2/07/25	B	1,922,475
899	Hudson’s Bay Company, Term Loan B, First Lien	5.752%	1-Month LIBOR	3.250%	9/30/22	BB–	880,928
1,748	Neiman Marcus Group, Inc., Term Loan	5.763%	1-Month LIBOR	3.250%	10/25/20	CCC	1,554,987
10,043	Total Multiline Retail						8,996,662

	Oil, Gas & Consumable Fuels – 2.2% (1.4% of Total Investments)

1,447	BCP Renaissance Parent, Term Loan B	6.244%	3-Month LIBOR	3.500%	10/31/24	BB–	1,435,962
1,750	California Resources Corporation, Term Loan	12.874%	1-Month LIBOR	10.375%	12/31/21	B	1,835,313
5,041	California Resources Corporation, Term Loan B	7.252%	1-Month LIBOR	4.750%	12/31/22	B	4,953,892
3,333	Fieldwood Energy LLC, Exit Term Loan	7.749%	1-Month LIBOR	5.250%	4/11/22	BB–	3,068,618
1,099	Fieldwood Energy LLC, Exit Term Loan, second Lien	9.749%	1-Month LIBOR	7.250%	4/11/23	B+	950,345
1,450	Peabody Energy Corporation, Term Loan B	5.249%	1-Month LIBOR	2.750%	3/31/25	BB	1,424,354
14,120	Total Oil, Gas & Consumable Fuels						13,668,484

	Personal Products – 1.8% (1.1% of Total Investments)

6,094	Coty, Inc., Term Loan A	4.271%	1-Month LIBOR	1.750%	4/05/23	BB	5,926,172
1,990	Coty, Inc., Term Loan B	4.771%	1-Month LIBOR	2.250%	4/07/25	BB	1,894,231
4,369	Revlon Consumer Products Corporation, Term Loan B, First Lien	6.207%	3-Month LIBOR	3.500%	11/16/20	B–	3,133,742
12,453	Total Personal Products						10,954,145

	Pharmaceuticals – 1.9% (1.2% of Total Investments)

1,310	Alphabet Holding Company, Inc., Initial Term Loan, First Lien	5.999%	1-Month LIBOR	3.500%	9/26/24	B–	1,194,609
5,031	Concordia Healthcare Corp, Exit Term Loan	8.016%	1-Month LIBOR	5.500%	9/06/24	B–	4,798,937
1,470	Valeant Pharmaceuticals International, Inc., Term Loan B, (DD1)	5.263%	1-Month LIBOR	2.750%	11/15/25	BB	1,452,116
4,215	Valeant Pharmaceuticals International, Inc., Term Loan, First Lien	5.513%	1-Month LIBOR	3.000%	6/02/25	BB	4,176,346
12,026	Total Pharmaceuticals						11,622,008

	Professional Services – 1.6% (1.0% of Total Investments)

2,251	Ceridian HCM Holding, Inc., Term Loan B	5.749%	1-Month LIBOR	3.250%	4/30/25	B	2,230,153
2,948	Nielsen Finance LLC, Term Loan B4	4.511%	1-Month LIBOR	2.000%	10/04/23	BBB–	2,905,822
1,197	On Assignment, Inc., Term Loan B	4.499%	1-Month LIBOR	2.000%	4/02/25	BB	1,183,875
4,730	Skillsoft Corporation, Initial Term Loan, First Lien	7.249%	1-Month LIBOR	4.750%	4/28/21	B–	3,886,268
11,126	Total Professional Services						10,206,118

	Real Estate Management & Development – 1.7% (1.1% of Total Investments)

4,362	Capital Automotive LP, Term Loan, First Lien	5.000%	1-Month LIBOR	2.500%	3/25/24	B+	4,257,918
4,737	GGP, Term Loan B	4.999%	1-Month LIBOR	2.500%	8/27/25	BB+	4,545,212
1,963	Trico Group LLC, Term Loan, First Lien	9.207%	3-Month LIBOR	6.500%	2/02/24	B	1,923,250
11,062	Total Real Estate Management & Development						10,726,380

	Road & Rail – 2.7% (1.7% of Total Investments)

13,313	Avolon LLC, Term Loan B	4.503%	1-Month LIBOR	2.000%	1/15/25	BBB–	13,198,454
1,940	Quality Distribution, Incremental Term Loan, First Lien	8.303%	3-Month LIBOR	5.500%	8/18/22	B	1,910,900
1,920	Savage Enterprises LLC, Term Loan B	7.020%	1-Month LIBOR	4.500%	8/01/25	B+	1,921,664
17,173	Total Road & Rail						17,031,018

	Semiconductors & Semiconductor Equipment – 1.5% (0.9% of Total Investments)

1,000	Cabot Microelectronics, Term Loan B	4.750%	1-Month LIBOR	2.250%	11/14/25	BB+	993,750
1,405	Cypress Semiconductor Corp, Term Loan B	4.500%	1-Month LIBOR	2.000%	7/05/21	BB+	1,393,763
1,227	Lumileds, Term Loan B	6.205%	3-Month LIBOR	3.500%	6/30/24	B+	931,984
2,713	Microchip Technology., Inc., Term Loan B	4.500%	1-Month LIBOR	2.000%	5/29/25	BBB–	2,675,696

JFR	Nuveen Floating Rate Income Fund (continued)
Portfolio of Investments January 31, 2019
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Semiconductors & Semiconductor Equipment (continued)

$1,306	Micron Technology, Inc., Term Loan B	4.250%	1-Month LIBOR	1.750%	4/10/22	BBB	$1,296,185
2,021	ON Semiconductor Corporation, Term Loan B3	4.249%	1-Month LIBOR	1.750%	3/31/23	BBB–	2,000,357
9,672	Total Semiconductors & Semiconductor Equipment						9,291,735

	Software – 12.0% (7.4% of Total Investments)

3,944	Blackboard, Inc., Term Loan B4	7.780%	3-Month LIBOR	5.000%	6/30/21	B–	3,712,729
685	Compuware Corporation, Term Loan, First Lien	6.002%	1-Month LIBOR	3.500%	8/25/25	B+	685,121
2,150	DiscoverOrg LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	N/R	2,139,250
3,613	Ellucian, Term Loan B, First Lien	6.053%	3-Month LIBOR	3.250%	9/30/22	B	3,544,555
4,411	Greeneden U.S. Holdings II LLC, Term Loan B	5.749%	1-Month LIBOR	3.250%	12/01/23	B	4,319,594
12,044	Infor (US), Inc., Term Loan B	5.249%	1-Month LIBOR	2.750%	2/01/22	B+	11,993,698
3,647	Informatica, Term Loan B	5.749%	1-Month LIBOR	3.250%	8/05/22	B+	3,644,184
1,460	Kronos Incorporated, Term Loan B	5.541%	3-Month LIBOR	3.000%	11/20/23	B	1,433,510
917	McAfee Holdings International, Inc., Term Loan, Second Lien	11.000%	1-Month LIBOR	8.500%	9/29/25	B–	932,708
4,268	McAfee LLC, Term Loan B	6.250%	1-Month LIBOR	3.750%	9/30/24	B+	4,251,617
1,149	Micro Focus International PLC, New Term Loan	4.999%	1-Month LIBOR	2.500%	6/21/24	BB–	1,114,237
7,761	Micro Focus International PLC, Term Loan B	4.999%	1-Month LIBOR	2.500%	6/21/24	BB–	7,524,720
5,435	Micro Focus International PLC, Term Loan B2	4.749%	1-Month LIBOR	2.250%	11/19/21	BB–	5,357,026
893	Misys, New Term Loan, Second Lien	10.053%	3-Month LIBOR	7.250%	6/13/25	BB–	846,814
506	Mitchell International, Inc., Initial Term Loan, First Lien	5.749%	1-Month LIBOR	3.250%	11/29/24	B	486,873
667	Mitchell International, Inc., Initial Term Loan, Second Lien	9.749%	1-Month LIBOR	7.250%	12/01/25	CCC	654,667
1,960	RP Crown Parent LLC, Term Loan B	5.249%	1-Month LIBOR	2.750%	10/15/23	B+	1,930,600
7,976	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B3, (DD1)	4.749%	1-Month LIBOR	2.250%	4/16/25	BB	7,826,657
3,068	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B4, (DD1)	4.749%	1-Month LIBOR	2.250%	4/16/25	BB	3,010,390
9,232	TIBCO Software, Inc., Term Loan, First Lien	6.010%	1-Month LIBOR	3.500%	12/04/20	B+	9,181,454
75,786	Total Software						74,590,404

	Specialty Retail – 1.7% (1.1% of Total Investments)

2,059	Academy, Ltd., Term Loan B	6.514%	1-Month LIBOR	4.000%	7/01/22	CCC+	1,430,202
6,383	Petco Animal Supplies, Inc., Term Loan B1	5.994%	3-Month LIBOR	3.250%	1/26/23	B	4,920,766
3,845	Petsmart Inc., Term Loan B, First Lien	5.520%	1-Month LIBOR	3.000%	3/11/22	B–	3,233,948
1,534	Serta Simmons Holdings LLC, Term Loan, Second Lien, (DD1)	10.514%	1-Month LIBOR	8.000%	11/08/24	CCC	1,103,923
13,821	Total Specialty Retail						10,688,839

	Technology Hardware, Storage & Peripherals – 6.8% (4.3% of Total Investments)

7,340	BMC Software, Inc., Term Loan B	7.053%	3-Month LIBOR	4.250%	10/02/25	B	7,181,861
19,499	Dell International LLC, Refinancing Term Loan B	4.500%	1-Month LIBOR	2.000%	9/07/23	BBB–	19,260,222
5,558	Dell International LLC, Replacement Term Loan A2	4.250%	1-Month LIBOR	1.750%	9/07/21	BBB–	5,502,508
10,580	Western Digital, Term Loan B	4.260%	1-Month LIBOR	1.750%	4/29/23	BBB–	10,341,794
42,977	Total Technology Hardware, Storage & Peripherals						42,286,385

	Trading Companies & Distributors – 0.6% (0.4% of Total Investments)

284	HD Supply Waterworks, Ltd., Term Loan B	5.721%	3-Month LIBOR	3.000%	8/01/24	B+	281,316
3,392	Univar, Inc., Term Loan B	4.749%	1-Month LIBOR	2.250%	7/01/24	BB	3,329,677
3,676	Total Trading Companies & Distributors						3,610,993

	Transportation Infrastructure – 0.7% (0.4% of Total Investments)

1,000	Atlantic Aviation FBO Inc., Term Loan	6.270%	1-Month LIBOR	3.750%	12/06/25	BB	1,006,250
1,995	Ceva Group PLC, Term Loan, First Lien	6.553%	3-Month LIBOR	3.750%	8/04/25	BB–	1,977,544
524	Standard Aero, Canadien Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	N/R	523,070
976	Standard Aero, USD Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB	972,910
4,495	Total Transportation Infrastructure						4,479,774

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Wireless Telecommunication Services – 2.4% (1.5% of Total Investments)

$4,011	Asurion LLC, Term Loan B4	5.499%	1-Month LIBOR	3.000%	8/04/22	BB–	$3,956,022
11,299	Sprint Corporation, Term Loan, First Lien	5.000%	1-Month LIBOR	2.500%	2/02/24	BB+	11,058,652
15,310	Total Wireless Telecommunication Services						15,014,674
$905,150	Total Variable Rate Senior Loan Interests (cost $892,785,213)						856,612,209

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 15.8% (9.8% of Total Investments)

	Communications Equipment – 2.5% (1.5% of Total Investments)

$210	Avaya Holdings Corporation, 144A, (6), (7)			7.000%	4/01/19	N/R	$—
5,150	Avaya Holdings Corporation, 144A, (6), (7)			10.500%	3/01/21	N/R	—
8,702	Intelsat Jackson Holdings SA			5.500%	8/01/23	CCC+	7,907,942
7,080	Intelsat Jackson Holdings SA, 144A			9.750%	7/15/25	CCC+	7,372,050
21,142	Total Communications Equipment						15,279,992

	Containers & Packaging – 0.9% (0.6% of Total Investments)

5,718	Reynolds Group Issuer Inc.			5.750%	10/15/20	B+	5,739,463

	Diversified Telecommunication Services – 2.2% (1.4% of Total Investments)

619	CSC Holdings LLC, 144A			10.125%	1/15/23	B+	666,199
3,350	CSC Holdings LLC, 144A			10.875%	10/15/25	B+	3,860,875
9,529	Intelsat Luxembourg SA			7.750%	6/01/21	CC	9,147,840
13,498	Total Diversified Telecommunication Services						13,674,914

	Health Care Providers & Services – 0.5% (0.3% of Total Investments)

1,260	Tenet Healthcare Corporation			4.750%	6/01/20	BB–	1,269,450
830	Tenet Healthcare Corporation			6.000%	10/01/20	BB	857,224
1,200	Tenet Healthcare Corporation			4.500%	4/01/21	BB	1,202,400
3,290	Total Health Care Providers & Services						3,329,074

	Hotels, Restaurants & Leisure – 0.9% (0.6% of Total Investments)

5,500	Scientific Games International Inc.			10.000%	12/01/22	B–	5,781,875

	Media – 3.5% (2.2% of Total Investments)

1,000	CCO Holdings LLC			5.750%	9/01/23	BB+	1,020,000
200	Charter Communications Operating LLC			3.579%	7/23/20	BBB–	200,516
645	DISH DBS Corporation			5.125%	5/01/20	BB–	646,612
2,000	DISH DBS Corporation			5.875%	7/15/22	BB–	1,900,000
2,500	DISH DBS Corporation			5.875%	11/15/24	BB–	2,071,875
4,812	iHeartCommunications Inc., (6)			9.000%	12/15/19	CCC	3,224,040
16,459	iHeartCommunications Inc., (6)			5.340%	2/01/21	CC	1,991,579
8,250	iHeartCommunications Inc., (6)			9.000%	3/01/21	CCC	5,506,875
1,762	iHeartCommunications Inc., 144A, (6)			11.250%	3/01/21	C	1,110,060
4,960	Intelsat Luxembourg SA			8.125%	6/01/23	CCC	4,126,100
42,588	Total Media						21,797,657

	Oil, Gas & Consumable Fuels – 1.2% (0.7% of Total Investments)

5,015	California Resources Corporation, 144A			8.000%	12/15/22	B–	4,024,538
700	Denbury Resources Inc.			6.375%	8/15/21	CCC+	577,500
2,547	Denbury Resources Inc., 144A			9.250%	3/31/22	B+	2,502,428
225	EP Energy LLC, 144A			9.375%	5/01/24	CCC	119,813
8,487	Total Oil, Gas & Consumable Fuels						7,224,279

	Pharmaceuticals – 0.5% (0.3% of Total Investments)

2,000	Bausch Health Companies Inc., 144A			6.500%	3/15/22	BB	2,067,500
1,165	Concordia International Corporation			8.000%	9/06/24	B–	1,106,750
3,165	Total Pharmaceuticals						3,174,250

JFR	Nuveen Floating Rate Income Fund (continued)
Portfolio of Investments January 31, 2019
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Real Estate Management & Development – 0.7% (0.4% of Total Investments)

$4,250	Realogy Group LLC, 144A	5.250%	12/01/21	B+	$4,248,385

	Semiconductors & Semiconductor Equipment – 0.4% (0.3% of Total Investments)

1,564	Advanced Micro Devices Inc.	7.500%	8/15/22	B+	1,696,940
930	Advanced Micro Devices Inc.	7.000%	7/01/24	B+	972,780
2,494	Total Semiconductors & Semiconductor Equipment				2,669,720

	Software – 0.5% (0.3% of Total Investments)

3,200	Infor US Inc., 144A	5.750%	8/15/20	B+	3,247,360

	Wireless Telecommunication Services – 2.0% (1.2% of Total Investments)

750	Level 3 Financing Inc.	5.375%	8/15/22	BB	755,850
1,400	Sprint Communications Inc.	7.000%	8/15/20	B+	1,452,500
7,750	Sprint Capital Corporation	7.875%	9/15/23	B+	8,234,375
1,750	Sprint Capital Corporation	7.125%	6/15/24	B+	1,798,125
11,650	Total Wireless Telecommunication Services				12,240,850
$124,982	Total Corporate Bonds (cost $107,652,121)				98,407,819

Shares	Description (1)				Value

	COMMON STOCKS – 2.1% (1.3% of Total Investments)

	Diversified Consumer Services – 0.0% (0.0% of Total Investments)

54,521	Cengage Learning Holdings II Inc., (8), (9)				$211,269

	Energy Equipment & Services – 0.3% (0.2% of Total Investments)

39,026	C&J Energy Services Inc., (8)				627,148
83,230	Transocean Ltd				713,281
2,712	Vantage Drilling International, (8), (9)				629,184
	Total Energy Equipment & Services				1,969,613

	Health Care Providers & Services – 0.0% (0.0% of Total Investments)

68,990	Millennium Health LLC, (7), (8)				133,705
64,762	Millennium Health LLC, (7), (8)				125,457
74,059	Millennium Health LLC, (8), (9)				4,073
	Total Health Care Providers & Services				263,235

	Marine – 0.3% (0.2% of Total Investments)

32,786	HGIM Corporation, (9)				1,245,868
7,338	HGIM Corporation, (8), (9)				278,844
	Total Marine				1,524,712

	Media – 0.7% (0.4% of Total Investments)

119,154	Cumulus Media Inc., (8)				1,435,806
1,973,746	Hibu PLC, (8), (9)				515,148
26,045	Metro-Goldwyn-Mayer Inc., (8), (9)				2,034,114
45,942	Tribune Media Company, (9)				29,862
	Total Media				4,014,930

	Pharmaceuticals – 0.1% (0.1% of Total Investments)

34,292	Advanz Pharma Corporation, (8)				648,804

	Software – 0.7% (0.4% of Total Investments)

254,188	Avaya Holdings Corporation, (8)				4,298,319

	Specialty Retail – 0.0% (0.0% of Total Investments)

29,698	Gymboree Holding Corporation, (8), (9)				59,396
10,908	Gymboree Holding Corporation, (8), (9)				21,816
	Total Specialty Retail				81,212
	Total Common Stocks (cost $22,144,419)				13,012,094

Shares	Description (1), (10)				Value

	INVESTMENT COMPANIES – 1.7% (1.1% of Total Investments)

353,668	Eaton Vance Floating-Rate Income Trust Fund				$4,696,711
968,586	Eaton Vance Senior Income Trust				5,898,689
	Total Investment Companies (cost $11,981,509)				10,595,400

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	ASSET-BACKED SECURITIES – 1.4% (0.9% of Total Investments)

$1,200	Bristol Park CLO LTD, Series 2016-1A, 144A, (3-Month LIBOR reference rate + 7.250% spread), (11)	10.037%	4/15/29	BB–	$1,196,480
500	Carlyle Global Market Strategies Collateralized Loan Obligations, Series 2013-2A, 144A, (3-Month LIBOR reference rate + 5.250% spread), (11)	8.030%	1/18/29	BB–	472,981
1,200	Dryden 50 Senior Loan Fund, Series 2017-50A, 144A, (3-Month LIBOR reference rate + 6.260% spread), (11)	9.047%	7/15/30	BB–	1,164,046
1,250	Gilbert Park CLO LTD, Series 2017-1A, 144A, (3-Month LIBOR reference rate + 6.400% spread), (11)	9.187%	10/15/30	BB–	1,219,342
2,750	Madison Park Funding Limited, Collateralized Loan Obligations, Series 2012-10A, 144A, (3-Month LIBOR reference rate + 5.500% spread), (11)	8.261%	4/20/26	BB–	2,711,046
1,500	Madison Park Funding Limited, Collateralized Loan Obligations, Series 2015-16A, 144A, (3-Month LIBOR reference rate + 7.620% spread), (11)	10.381%	1/20/29	BB	1,502,793
600	Neuberger Berman Loan Advisers CLO 28 Limited, Series 2018-28A, 144A, (3-Month LIBOR reference rate + 5.600% spread), (11)	8.361%	4/20/30	BB–	554,264
$9,000	Total Asset-Backed Securities (cost $8,815,683)				8,820,952

Shares	Description (1)				Value

	COMMON STOCK RIGHTS – 0.1% (0.0% of Total Investments)

	Oil, Gas & Consumable Fuels – 0.1% (0.0% of Total Investments)

13,053	Fieldwood Energy LLC, (7), (8)				$410,097
2,637	Fieldwood Energy LLC, (8), (9)				87,021
	Total Common Stock Rights (cost $372,582)				497,118

Shares	Description (1)				Value

	WARRANTS – 0.0% (0.0% of Total Investments)

21,002	Avaya Holdings Corporation, (9)				$26,252
	Total Warrants (cost $1,915,310)				26,252
	Total Long-Term Investments (cost $1,045,666,837)				987,971,844

Shares	Description (1)	Coupon			Value

	SHORT-TERM INVESTMENTS – 2.6% (1.6% of Total Investments)

	INVESTMENT COMPANIES – 2.6% (1.6% of Total Investments)

16,339,538	BlackRock Liquidity Funds T-Fund Portfolio, (10)	2.290% (12)			$16,339,538
	Total Short-Term Investments (cost $16,339,538)				16,339,538
	Total Investments (cost $1,062,006,375) – 161.7%				1,004,311,382
	Borrowings – (42.6)% (13), (14)				(264,500,000)
	Term Preferred Shares, net of deferred offering costs – (18.4)% (15)				(113,985,173)
	Other Assets Less Liabilities – (0.7)% (16)				(4,779,892)
	Net Assets Applicable to Common Shares – 100%				$621,046,317

JFR	Nuveen Floating Rate Income Fund (continued)
Portfolio of Investments January 31, 2019
(Unaudited)

Investments in Derivatives

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)		Fixed Rate Payment Frequency	Maturity Date		Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	$25,000,000	Pay	1-Month LIBOR	3.350	%(17)	Monthly	1/01/22	(18)	$(153,687)	$(153,687)
Morgan Stanley Capital Services LLC	35,000,000	Pay	1-Month LIBOR	5.750		Monthly	6/01/24	(19)	45,189	45,189
Morgan Stanley Capital Services LLC	55,000,000	Pay	1-Month LIBOR	4.000		Monthly	1/01/27	(20)	(847,739)	(847,739)
Total	$115,000,000								$(956,237)	$(956,237)
Total unrealized appreciation on interest rate swaps										$45,189
Total unrealized depreciation on interest rate swaps										$(1,001,426)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(3)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(4)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	Investment, or portion of investment, represents an outstanding unfunded senior loan commitment. See Notes to Financial Statements, Note 8 – Senior Loan Commitments for more information.

(6)

As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(7)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(9)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(10)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at the http://www.sec.gov.

(11)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(12)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(13)	Borrowings as a percentage of Total Investments is 26.3%.

(14)

The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(15)	Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 11.3%.

(16)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(17)

Effective April 1, 2017, the fixed rate paid by the Fund increased according to a predetermined schedule as specified in the swap contract. Additionally, this fixed rate increase will continue to occur every three months on specific dates through the swap contract’s termination date.

(18)	This interest rate swap has an optional early termination date beginning on January 1, 2019 and monthly thereafter through the termination date as specified in the swap contract.

(19)	This interest rate swap has an optional early termination date beginning on June 1, 2020 and monthly thereafter through the termination date as specified in the swap contract.

(20)	This interest rate swap has an optional early termination date beginning on January 1, 2021 and monthly thereafter through the termination date as specified in the swap contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

DD1	Portion of investment purchased on a delayed delivery basis.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

JRO	Nuveen Floating Rate Income Opportunity Fund Portfolio of Investments January 31, 2019
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	LONG-TERM INVESTMENTS – 157.3% (98.2% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 137.9% (86.1% of Total Investments) (2)

	Aerospace & Defense – 2.4% (1.5% of Total Investments)

$376	Rexnord LLC/ RBS Global, Inc., Term Loan, First Lien	4.499%	1-Month LIBOR	2.000%	8/21/24	BB+	$373,237
4,460	Sequa Corporation, Term Loan B	7.516%	3-Month LIBOR	5.000%	11/28/21	B	4,393,601
1,597	Sequa Corporation, Term Loan, Second Lien	11.751%	3-Month LIBOR	9.000%	4/28/22	CCC	1,527,100
3,292	Transdigm, Inc., Term Loan E	4.999%	1-Month LIBOR	2.500%	5/30/25	BB	3,216,631
731	Transdigm, Inc., Term Loan F	4.999%	1-Month LIBOR	2.500%	6/09/23	BB	717,224
397	Transdigm, Inc., Term Loan G, First Lien	4.999%	1-Month LIBOR	2.500%	8/22/24	BB–	388,098
10,853	Total Aerospace & Defense						10,615,891

	Air Freight & Logistics – 0.6% (0.4% of Total Investments)

1,086	PAE Holding Corporation, Term Loan B	8.119%	2-Month LIBOR	5.500%	10/20/22	B+	1,080,215
1,444	XPO Logistics, Inc., Term Loan B	4.500%	1-Month LIBOR	2.000%	2/24/25	BBB–	1,424,698
2,530	Total Air Freight & Logistics						2,504,913

	Airlines – 1.9% (1.2% of Total Investments)

2,704	American Airlines, Inc., Replacement Term Loan	4.516%	1-Month LIBOR	2.000%	10/10/21	BB+	2,672,838
1,594	American Airlines, Inc., Term Loan 2025	4.252%	1-Month LIBOR	1.750%	6/27/25	BB+	1,530,831
4,180	American Airlines, Inc., Term Loan B	4.509%	1-Month LIBOR	2.000%	12/14/23	BB+	4,061,296
8,478	Total Airlines						8,264,965

	Auto Components – 0.6% (0.4% of Total Investments)

1,127	DexKo Global, Inc., Term Loan B	5.999%	1-Month LIBOR	3.500%	7/24/24	B+	1,111,914
1,477	Superior Industries International, Inc., Term Loan B	6.499%	1-Month LIBOR	4.000%	5/22/24	B+	1,460,237
2,604	Total Auto Components						2,572,151

	Automobiles – 0.4% (0.2% of Total Investments)

750	Caliber Collision, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B+	749,842
990	Navistar, Inc., Tranche B, Term Loan	6.020%	1-Month LIBOR	3.500%	11/06/24	BB–	977,011
1,740	Total Automobiles						1,726,853

	Beverages – 0.8% (0.5% of Total Investments)

3,378	Jacobs Douwe Egberts, Term Loan B	4.563%	3-Month LIBOR	2.000%	11/01/25	BB	3,347,106

	Biotechnology – 0.9% (0.6% of Total Investments)

3,930	Grifols, Inc., Term Loan B	4.664%	1-Week LIBOR	2.250%	1/31/25	BB+	3,886,613

	Building Products – 1.9% (1.2% of Total Investments)

767	Fairmount, Initial Term Loan	6.553%	3-Month LIBOR	3.750%	6/01/25	BB	612,492
649	Ply Gem Industries, Inc., Term Loan B	6.547%	3-Month LIBOR	3.750%	4/12/25	B+	620,118
7,422	Quikrete Holdings, Inc., Term Loan B	5.249%	1-Month LIBOR	2.750%	11/15/23	BB–	7,211,330
8,838	Total Building Products						8,443,940

	Capital Markets – 2.6% (1.6% of Total Investments)

2,008	Capital Automotive LP, Term Loan, First Lien	5.000%	1-Month LIBOR	2.500%	3/25/24	B+	1,960,280
2,321	Capital Automotive LP, Term Loan, Second Lien	8.499%	1-Month LIBOR	6.000%	3/24/25	CCC+	2,318,935
2,000	Distributed Power, Term Loan B	5.809%	2-Month LIBOR	3.250%	10/05/25	B	1,930,000
5,306	RPI Finance Trust, Term Loan B6	4.499%	1-Month LIBOR	2.000%	3/27/23	BBB–	5,262,910
11,635	Total Capital Markets						11,472,125

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Chemicals – 0.4% (0.2% of Total Investments)

$888	Ineos US Finance LLC, Term Loan	4.499%	1-Month LIBOR	2.000%	4/01/24	BBB–	$864,364
434	Mineral Technologies, Inc., Term Loan B2	4.750%	N/A	N/A	5/07/21	BB+	430,484
450	SI Group, Term Loan B	7.537%	3-Month LIBOR	4.750%	10/15/25	BB–	446,625
1,772	Total Chemicals						1,741,473

	Commercial Services & Supplies – 5.6% (3.5% of Total Investments)

699	ADS Waste Holdings, Inc., Term Loan B	4.664%	1-Week LIBOR	2.250%	11/10/23	BB+	692,627
1,986	Brand Energy & Infrastructure Services, Inc., Term Loan B, First Lien	6.957%	3-Month LIBOR	4.250%	6/16/24	B	1,907,973
220	Education Management LLC, Tranche A, Term Loan, (6)	0.000%	N/A	N/A	7/02/20	N/R	8,257
496	Education Management LLC, Tranche B, Term Loan, (6)	0.000%	N/A	N/A	7/02/20	N/R	622
5,846	Formula One Group, Term Loan B	4.999%	1-Month LIBOR	2.500%	2/01/24	B+	5,646,015
553	Fort Dearborn Holding Company, Inc., Term Loan, First Lien	6.784%	1-Month LIBOR	4.000%	10/19/23	B–	529,328
1,000	Fort Dearborn Holding Company, Inc., Term Loan, Second Lien	11.294%	3-Month LIBOR	8.500%	10/07/24	CCC	922,500
1,879	Getty Images, Inc., Term Loan B, First Lien	5.999%	1-Month LIBOR	3.500%	10/18/19	B–	1,871,141
1,746	GFL Environmental, Term Loan	5.499%	1-Month LIBOR	3.000%	5/31/25	B+	1,688,393
3,150	iQor US, Inc., Term Loan, First Lien, (DD1)	7.797%	3-Month LIBOR	5.000%	4/01/21	CCC+	2,840,317
333	iQor US, Inc., Term Loan, Second Lien	11.547%	3-Month LIBOR	8.750%	4/01/22	CCC–	249,583
955	KAR Auction Services, Inc., Term Loan B5	5.313%	3-Month LIBOR	2.500%	3/09/23	BB	949,154
881	LSC Communications, Refinancing Term Loan	7.999%	1-Month LIBOR	5.500%	9/30/22	B+	877,945
825	Monitronics International, Inc., Term Loan B2, First Lien	8.303%	3-Month LIBOR	5.500%	9/30/22	CCC+	726,515
2,247	Protection One, Inc., Term Loan	5.249%	1-Month LIBOR	2.750%	5/02/22	BB–	2,220,837
1,459	Universal Services of America, Initial Term Loan, First Lien	6.249%	1-Month LIBOR	3.750%	7/28/22	BB	1,397,118
1,750	Universal Services of America, Term Loan, Second Lien	10.999%	1-Month LIBOR	8.500%	7/28/23	CCC	1,677,077
255	West Corporation, Incremental Term Loan B1	5.999%	1-Month LIBOR	3.500%	10/10/24	BB+	232,538
26,280	Total Commercial Services & Supplies						24,437,940

	Communications Equipment – 3.5% (2.2% of Total Investments)

5,302	Avaya, Inc., Tranche B Term Loan	6.759%	1-Month LIBOR	4.250%	12/15/24	BB–	5,228,252
1,400	Mitel US Holdings, Inc., Term Loan, First Lien	6.999%	1-Month LIBOR	4.500%	11/30/25	B	1,382,850
252	MultiPlan, Inc., Term Loan B	5.553%	3-Month LIBOR	2.750%	6/07/23	B+	244,876
1,625	Plantronics, Term Loan B	4.999%	1-Month LIBOR	2.500%	7/02/25	BB+	1,585,643
7,615	Univision Communications, Inc., Term Loan C5	5.249%	1-Month LIBOR	2.750%	3/15/24	B	7,118,284
16,194	Total Communications Equipment						15,559,905

	Construction & Engineering – 0.7% (0.5% of Total Investments)

1,493	KBR, Inc., Term Loan B	6.249%	1-Month LIBOR	3.750%	4/25/25	BB–	1,490,642
1,755	Traverse Midstream Partners, Term Loan B	6.600%	6-Month LIBOR	4.000%	9/27/24	B+	1,752,472
3,248	Total Construction & Engineering						3,243,114

	Consumer Finance – 0.6% (0.4% of Total Investments)

993	Vantiv LLC, Repriced Term Loan B4	4.222%	1-Month LIBOR	1.750%	8/09/24	BBB–	988,242
1,698	Verscend Technologies, Tern Loan B	6.999%	1-Month LIBOR	4.500%	8/27/25	B+	1,688,087
2,691	Total Consumer Finance						2,676,329

	Containers & Packaging – 0.2% (0.1% of Total Investments)

1,048	Berry Global, Inc., Term Loan Q	4.516%	1-Month LIBOR	2.000%	10/01/22	BBB–	1,039,809

	Distributors – 0.3% (0.2% of Total Investments)

1,244	SRS Distribution, Inc., Term Loan B	5.749%	1-Month LIBOR	3.250%	5/23/25	B	1,185,256

	Diversified Consumer Services – 2.6% (1.6% of Total Investments)

4,960	Cengage Learning Acquisitions, Inc., Term Loan B	6.769%	1-Month LIBOR	4.250%	6/07/23	B	4,226,407
3,978	Houghton Mifflin, Term Loan B, First Lien	5.499%	1-Month LIBOR	3.000%	5/28/21	B	3,765,291

JRO	Nuveen Floating Rate Income Opportunity Fund (continued)
Portfolio of Investments January 31, 2019
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Diversified Consumer Services (continued)

$1,354	Laureate Education, Inc., Term Loan B	6.549%	1-Month LIBOR	3.500%	4/26/24	B+	$1,350,115
2,250	Refinitiv, Term Loan B	6.249%	1-Month LIBOR	3.750%	10/01/25	BB+	2,164,747
12,542	Total Diversified Consumer Services						11,506,560

	Diversified Financial Services – 3.5% (2.2% of Total Investments)

629	Altisource Solutions S.A R.L., Term Loan B	6.803%	3-Month LIBOR	4.000%	4/03/24	B+	614,214
1,130	Freedom Mortgage Corporation, Initial Term Loan	7.249%	1-Month LIBOR	4.750%	2/23/22	BB	1,134,280
7,877	Hilton Hotels, Term Loan B, (DD1)	4.260%	1-Month LIBOR	1.750%	10/25/23	BBB–	7,807,445
631	Lions Gate Entertainment Corp., Term Loan B	4.749%	1-Month LIBOR	2.250%	3/24/25	BB	621,966
823	Travelport LLC, Term Loan B	5.116%	3-Month LIBOR	2.500%	3/17/25	B+	821,272
1,715	Veritas US, Inc., Term Loan B1	7.074%	1-Month LIBOR	4.500%	1/27/23	B	1,503,630
4,252	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien, (6)	8.499%	N/A	N/A	6/30/22	CCC	2,891,519
17,057	Total Diversified Financial Services						15,394,326

	Diversified Telecommunication Services – 7.3% (4.5% of Total Investments)

1,425	CenturyLink, Inc., Initial Term Loan A	5.249%	1-Month LIBOR	2.750%	11/01/22	BBB–	1,400,062
8,581	CenturyLink, Inc., Term Loan B, (DD1)	5.249%	1-Month LIBOR	2.750%	1/31/25	BBB–	8,220,699
4,436	Frontier Communications Corporation, Term Loan B	6.250%	1-Month LIBOR	3.750%	1/14/22	BB	4,254,524
383	Intelsat Jackson Holdings, S.A., Term Loan B4	7.002%	1-Month LIBOR	4.500%	1/02/24	B+	389,870
614	Intelsat Jackson Holdings, S.A., Term Loan B5	6.625%	N/A	N/A	1/02/24	B+	616,249
3,643	Level 3 Financing, Inc., Tranche B, Term Loan	4.756%	1-Month LIBOR	2.250%	2/22/24	BBB–	3,585,342
4,489	Numericable Group S.A., Term Loan B13	6.509%	1-Month LIBOR	4.000%	8/14/26	B	4,247,480
577	Windstream Corporation, Term Loan B6, (6)	6.510%	1-Month LIBOR	4.000%	3/29/21	BB	538,415
9,000	Ziggo B.V., Term Loan E	5.009%	1-Month LIBOR	2.500%	4/15/25	BB	8,722,620
33,148	Total Diversified Telecommunication Services						31,975,261

	Electric Utilities – 1.0% (0.6% of Total Investments)

636	EFS Cogen Holdings LLC, Term Loan B	5.980%	3-Month LIBOR	3.250%	6/28/23	BB–	627,386
2,394	Texas Competitive Electric Holdings LLC, Exit Term Loan B	4.499%	1-Month LIBOR	2.000%	8/01/23	BBB–	2,361,083
1,366	Vistra Operations Co., Term Loan B3	4.505%	1-Month LIBOR	2.000%	12/31/25	BBB–	1,342,793
4,396	Total Electric Utilities						4,331,262

	Electrical Equipment – 0.4% (0.2% of Total Investments)

1,668	TTM Technologies, Term Loan B, (DD1)	5.020%	1-Month LIBOR	2.500%	9/28/24	BB+	1,626,346

	Energy Equipment & Services – 1.6% (1.0% of Total Investments)

1,054	Cypress Semiconductor Corp, Term Loan B	4.500%	1-Month LIBOR	2.000%	7/05/21	BB+	1,045,322
2,978	McDermott International, Term Loan	7.499%	1-Month LIBOR	5.000%	5/12/25	BB–	2,863,774
3,739	Seadrill Partners LLC, Initial Term Loan	8.803%	3-Month LIBOR	6.000%	2/21/21	CCC+	3,024,312
7,771	Total Energy Equipment & Services						6,933,408

	Equity Real Estate Investment Trusts – 1.7% (1.1% of Total Investments)

5,792	Communications Sales & Leasing, Inc., Shortfall Term Loan	5.499%	1-Month LIBOR	3.000%	10/24/22	B–	5,446,357
981	Realogy Group LLC, Term Loan A	4.758%	1-Month LIBOR	2.250%	2/08/23	BB+	966,531
1,254	Realogy Group LLC, Term Loan B	4.758%	1-Month LIBOR	2.250%	2/08/25	BB+	1,225,523
8,027	Total Equity Real Estate Investment Trusts						7,638,411

	Food & Staples Retailing – 5.8% (3.6% of Total Investments)

1,318	Albertson’s LLC, Term Loan B6	5.691%	3-Month LIBOR	3.000%	6/22/23	BB	1,299,985
14,328	Albertson’s LLC, Term Loan B7	5.499%	1-Month LIBOR	3.000%	11/17/25	BB	14,055,418
1,247	Hearthside Group Holdings LLC, Term Loan B	6.186%	1-Month LIBOR	3.688%	5/23/25	B	1,203,535
489	Save-A-Lot, Term Loan B	8.803%	3-Month LIBOR	6.000%	12/05/23	CCC+	272,858
8,806	US Foods, Inc., Term Loan B	4.499%	1-Month LIBOR	2.000%	6/27/23	BBB–	8,678,483
26,188	Total Food & Staples Retailing						25,510,279

	Food Products – 0.2% (0.1% of Total Investments)

956	American Seafoods Group LLC, Term Loan B	5.250%	1-Month LIBOR	2.750%	8/21/23	BB–	948,029

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Health Care Equipment & Supplies – 2.1% (1.3% of Total Investments)

$1,724	Acelity, Term Loan B	6.053%	3-Month LIBOR	3.250%	2/02/24	B+	$1,716,117
600	Air Methods Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	B	492,666
925	Greatbatch, New Term Loan B	5.510%	1-Month LIBOR	3.000%	10/27/22	B+	918,935
750	LifeScan, Term Loan B	8.797%	3-Month LIBOR	6.000%	10/01/24	B+	721,879
2,671	Onex Carestream Finance LP, Term Loan, First Lien	8.249%	N/A	N/A	2/28/21	B+	2,609,926
2,262	Onex Carestream Finance LP, Term Loan, Second Lien	11.999%	1-Month LIBOR	9.500%	6/07/21	B–	2,228,397
746	Vyaire Medical, Inc., Term Loan B	7.547%	3-Month LIBOR	4.750%	4/16/25	B	705,206
9,678	Total Health Care Equipment & Supplies						9,393,126

	Health Care Providers & Services – 7.6% (4.7% of Total Investments)

1,665	Air Medical Group Holdings, Inc., Term Loan B	5.764%	1-Month LIBOR	3.250%	4/28/22	B+	1,570,466
861	Air Medical Group Holdings, Inc., Term Loan B	6.769%	1-Month LIBOR	4.250%	3/14/25	B+	811,131
1,245	Ardent Health, Term Loan, First Lien	6.999%	1-Month LIBOR	4.500%	6/30/25	B+	1,240,067
1,128	Catalent Pharma Solutions, Inc., Term Loan B	4.749%	1-Month LIBOR	2.250%	5/20/24	BB	1,123,636
1,208	Community Health Systems, Inc., Term Loan H	5.957%	3-Month LIBOR	3.250%	1/27/21	BB	1,190,696
1,424	Concentra, Inc., Term Loan B	5.270%	1-Month LIBOR	2.750%	6/01/22	B+	1,415,219
859	ConvaTec Healthcare, Term Loan B	5.053%	3-Month LIBOR	2.250%	10/25/23	BB	853,417
1,000	Envision Healthcare Corporation, Initial Term Loan	6.249%	1-Month LIBOR	3.750%	10/10/25	B+	944,750
748	HCA, Inc., Term Loan B10	4.499%	1-Month LIBOR	2.000%	3/13/25	BBB–	746,911
2,249	HCA, Inc., Term Loan B11, (DD1)	4.249%	1-Month LIBOR	1.750%	3/17/23	BBB–	2,241,229
1,129	Healogics, Inc., Term Loan, First Lien	7.010%	3-Month LIBOR	4.250%	7/01/21	B–	1,019,566
51	Heartland Dental Care, Inc., Delay Draw Facility, (5)	3.750%	N/A	N/A	4/30/25	B	49,371
555	Heartland Dental Care, Inc., Term Loan, First Lien	6.249%	1-Month LIBOR	3.750%	4/30/25	B	539,406
2,437	Kindred at Home Hospice, Term Loan B	6.250%	1-Month LIBOR	3.750%	7/02/25	B+	2,425,144
1,750	Kindred at Home Hospice, Term Loan, Second Lien	9.500%	1-Month LIBOR	7.000%	6/21/26	CCC+	1,777,344
2,000	Lifepoint Health, Inc., Term Loan	7.129%	3-Month LIBOR	4.500%	11/16/25	B+	1,956,000
2,173	Millennium Laboratories, Inc., Term Loan B, First Lien	8.999%	1-Month LIBOR	6.500%	12/21/20	CCC+	1,224,876
6,248	Pharmaceutical Product Development, Inc., Term Loan B, (DD1)	4.999%	1-Month LIBOR	2.500%	8/18/22	BB–	6,136,497
1,241	PharMerica, Term Loan, First Lien	6.008%	1-Month LIBOR	3.500%	12/06/24	B+	1,238,882
993	Prospect Medical Holdings, Term Loan B1	8.063%	1-Month LIBOR	5.500%	2/22/24	B+	987,538
205	Quorum Health Corp., Term Loan B	9.249%	1-Month LIBOR	6.750%	4/29/22	B+	204,666
2,389	Select Medical Corporation, Term Loan B	5.012%	1-Month LIBOR	2.500%	3/06/25	BB	2,368,575
1,049	Team Health, Initial Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B+	946,309
223	Vizient, Inc., Term Loan B	5.249%	1-Month LIBOR	2.750%	2/13/23	N/R	221,609
34,830	Total Health Care Providers & Services						33,233,305

	Health Care Technology – 1.2% (0.7% of Total Investments)

4,813	Emdeon, Inc., Term Loan	5.249%	1-Month LIBOR	2.750%	3/01/24	B+	4,716,852
449	Press Ganey Holdings, Inc., Term Loan, Second Lien	8.999%	1-Month LIBOR	6.500%	10/21/24	CCC+	448,879
5,262	Total Health Care Technology						5,165,731

	Hotels, Restaurants & Leisure – 13.4% (8.4% of Total Investments)

1,531	24 Hour Fitness Worldwide, Inc., Term Loan B	5.999%	1-Month LIBOR	3.500%	5/30/25	BB–	1,518,524
933	Aramark Corporation, Term Loan	4.249%	1-Month LIBOR	1.750%	3/11/25	BBB–	927,999
744	Arby’s Restaurant Group, Inc., Term Loan B	5.764%	1-Month LIBOR	3.250%	2/05/25	B	726,383
17,397	Burger King Corporation, Term Loan B3	4.749%	1-Month LIBOR	2.250%	2/16/24	BB–	17,142,131
5,163	Caesars Entertainment Operating Company, Inc., Term Loan B	4.499%	1-Month LIBOR	2.000%	10/06/24	BB	5,072,238
2,970	Caesars Resort Collection, Term Loan, First Lien	5.249%	1-Month LIBOR	2.750%	12/23/24	BB	2,934,004
886	CCM Merger, Inc., Term Loan B	4.749%	1-Month LIBOR	2.250%	8/09/21	BB	879,800
3,257	CityCenter Holdings LLC, Term Loan B	4.749%	1-Month LIBOR	2.250%	4/18/24	BB–	3,204,483
1,817	Equinox Holdings, Inc., Term Loan B1	5.499%	1-Month LIBOR	3.000%	3/08/24	B+	1,795,910
980	Four Seasons Holdings, Inc., Term Loan B	4.499%	1-Month LIBOR	2.000%	11/30/23	BB+	966,015
3,064	Intrawest Resorts Holdings, Inc., Term Loan B	5.499%	1-Month LIBOR	3.000%	7/31/24	B	3,029,276
1,945	Life Time Fitness, Inc., Term Loan B	5.457%	3-Month LIBOR	2.750%	6/10/22	BB–	1,921,352
900	MGM Growth Properties, Term Loan A, (WI/DD)	TBD	TBD	TBD	TBD	BB+	891,000
2,247	MGM Growth Properties, Term Loan B	4.414%	1-Month LIBOR	2.000%	3/21/25	BBB–	2,214,483
8,401	Scientific Games Corp., Initial Term Loan B5	5.249%	1-Month LIBOR	2.750%	8/14/24	BB–	8,156,381

JRO	Nuveen Floating Rate Income Opportunity Fund (continued)
Portfolio of Investments January 31, 2019
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Hotels, Restaurants & Leisure (continued)

$3,484	Stars Group Holdings, Term Loan B	6.303%	3-Month LIBOR	3.500%	7/10/25	B+	$3,456,903
2,583	Station Casino LLC, Term Loan B	5.000%	1-Month LIBOR	2.500%	6/08/23	BB–	2,557,195
1,496	Wyndham International, Inc., Term Loan B	4.249%	1-Month LIBOR	1.750%	5/30/25	BBB–	1,474,337
59,798	Total Hotels, Restaurants & Leisure						58,868,414

	Household Durables – 0.4% (0.3% of Total Investments)

2,080	Serta Simmons Holdings LLC, Term Loan, First Lien	6.013%	1-Month LIBOR	3.500%	11/08/23	B–	1,783,489

	Household Products – 0.2% (0.1% of Total Investments)

982	Reynolds Group Holdings, Inc., Term Loan, First Lien	5.249%	1-Month LIBOR	2.750%	2/05/23	B+	970,396

	Independent Power & Renewable Electricity Producers – 0.9% (0.6% of Total Investments)

4,056	NRG Energy, Inc., Term Loan B	4.249%	1-Month LIBOR	1.750%	6/30/23	BBB–	3,997,776

	Industrial Conglomerates – 0.2% (0.1% of Total Investments)

993	Education Advisory Board, Term Loan, First Lien	6.408%	2-Month LIBOR	3.750%	11/15/24	B	965,206

	Insurance – 1.9% (1.2% of Total Investments)

737	Acrisure LLC, Term Loan B	6.749%	1-Month LIBOR	4.250%	11/22/23	B	724,718
3,815	Alliant Holdings I LLC, Term Loan B	5.258%	1-Month LIBOR	2.750%	5/09/25	B	3,681,386
1,817	Asurion LLC, Term Loan B6	5.499%	1-Month LIBOR	3.000%	11/03/23	BB–	1,791,658
2,214	Hub International Holdings, Inc., Term Loan B	5.514%	3-Month LIBOR	2.750%	4/25/25	B	2,139,038
8,583	Total Insurance						8,336,800

	Interactive Media & Services – 0.6% (0.4% of Total Investments)

1,059	Rackspace Hosting, Inc., Refinancing Term B Loan, First Lien	5.582%	3-Month LIBOR	3.000%	11/03/23	BB+	985,085
1,500	WeddingWire, Inc., Term Loan	7.290%	3-Month LIBOR	4.500%	12/19/25	B+	1,497,660
2,559	Total Interactive Media & Services						2,482,745

	Internet and Direct Marketing Retail – 1.0% (0.6% of Total Investments)

3,488	Uber Technologies, Inc., Term Loan	6.516%	1-Month LIBOR	4.000%	4/04/25	N/R	3,471,149
744	Uber Technologies, Inc., Term Loan	6.008%	1-Month LIBOR	3.500%	7/13/23	N/R	736,474
4,232	Total Internet and Direct Marketing Retail						4,207,623

	Internet Software & Services – 0.8% (0.5% of Total Investments)

1,459	Ancestry.com, Inc., Term Loan, First Lien	5.750%	1-Month LIBOR	3.250%	10/19/23	B	1,436,869
953	Dynatrace, Term Loan, First Lien	5.749%	1-Month LIBOR	3.250%	8/22/25	B+	943,941
97	Dynatrace, Term Loan, Second Lien	9.499%	1-Month LIBOR	7.000%	8/21/26	CCC+	96,291
1,912	SkillSoft Corporation, Term Loan, Second Lien	10.749%	1-Month LIBOR	8.250%	4/28/22	CCC–	1,013,807
4,421	Total Internet Software & Services						3,490,908

	IT Services – 6.8% (4.2% of Total Investments)

751	DTI Holdings, Inc., Replacement Term Loan B1	7.494%	3-Month LIBOR	4.750%	9/29/23	B	706,658
6,320	First Data Corporation, Term Loan, First Lien	4.519%	1-Month LIBOR	2.000%	4/26/24	BB+	6,303,406
3,023	First Data Corporation, Term Loan, First Lien, (DD1)	4.519%	1-Month LIBOR	2.000%	7/10/22	BB+	3,014,600
1,158	Gartner, Inc., Term Loan A	3.999%	1-Month LIBOR	1.500%	3/21/22	Ba1	1,149,487
1,671	GTT Communications, Inc., Term Loan, First Lien	5.250%	1-Month LIBOR	2.750%	6/02/25	BB–	1,573,628
2,500	Optiv Security, Inc., Term Loan, Second Lien	9.749%	1-Month LIBOR	7.250%	1/31/25	CCC+	2,321,875
651	Presidio, Inc., Term Loan B	5.543%	3-Month LIBOR	2.750%	2/02/24	B+	644,632
3,623	Sabre, Inc., Term Loan B	4.499%	1-Month LIBOR	2.000%	2/22/24	BB	3,581,232
715	Science Applications International Corporation, Term Loan B	4.249%	1-Month LIBOR	1.750%	10/31/25	BB+	705,781
3,500	Syniverse Holdings, Inc., Initial Term Loan, Second Lien	11.509%	1-Month LIBOR	9.000%	3/11/24	CCC+	3,010,000
2,583	Syniverse Holdings, Inc., Tranche Term Loan C	7.509%	1-Month LIBOR	5.000%	3/09/23	B	2,350,951
1,724	Tempo Acquisition LLC, Term Loan B	5.499%	1-Month LIBOR	3.000%	5/01/24	B+	1,696,049
2,006	West Corporation, Term Loan B	6.499%	1-Month LIBOR	4.000%	10/10/24	BB+	1,847,277
975	WEX, Inc., Term Loan B	4.749%	1-Month LIBOR	2.250%	7/01/23	BB–	962,637
31,200	Total IT Services						29,868,213

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Life Sciences Tools & Services – 0.4% (0.3% of Total Investments)

$446	Inventiv Health, Inc., Term Loan B	4.499%	1-Month LIBOR	2.000%	8/01/24	BB	$439,840
1,586	Parexel International Corp., Term Loan B	5.249%	1-Month LIBOR	2.750%	9/27/24	B+	1,506,884
2,032	Total Life Sciences Tools & Services						1,946,724

	Machinery – 1.1% (0.7% of Total Investments)

1,025	BJ’s Wholesale Club, Inc., Term Loan B	5.514%	1-Month LIBOR	3.000%	2/01/24	B+	1,017,300
1,784	Gardner Denver, Inc., Term Loan B	5.249%	1-Month LIBOR	2.750%	7/30/24	BB+	1,777,495
1,042	Gates Global LLC, Term Loan B	5.249%	1-Month LIBOR	2.750%	4/01/24	B+	1,022,656
695	TNT Crane and Rigging Inc., Initial Term Loan, First Lien	7.303%	3-Month LIBOR	4.500%	11/27/20	CCC+	637,586
650	TNT Crane and Rigging, Inc., Term Loan, Second Lien	11.803%	3-Month LIBOR	9.000%	11/26/21	CCC–	542,750
5,196	Total Machinery						4,997,787

	Marine – 0.6% (0.4% of Total Investments)

863	American Commercial Lines LLC, Term Loan B, First Lien	11.249%	1-Month LIBOR	8.750%	11/12/20	CCC+	616,688
2,007	Harvey Gulf International Marine, Inc., Exit Term Loan	8.508%	6-Month LIBOR	6.000%	7/02/23	B	1,999,701
2,870	Total Marine						2,616,389

	Media – 13.7% (8.6% of Total Investments)

1,142	Advantage Sales & Marketing, Inc., Term Loan, First Lien	5.749%	1-Month LIBOR	3.250%	7/23/21	B+	1,009,320
572	Affinion Group Holdings, Inc., Term Loan, First Lien	10.390%	3-Month LIBOR	7.750%	5/10/22	CCC+	559,887
164	Catalina Marketing Corporation, Delayed Draw Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	N/R	164,141
614	Catalina Marketing Corporation, DIP Term Loan, First Lien	8.008%	3-Month LIBOR	5.500%	6/14/19	N/R	529,571
246	Catalina Marketing Corporation, Term Loan A	12.514%	1-Month LIBOR	10.000%	6/14/19	N/R	246,212
266	Catalina Marketing Corporation, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	N/R	266,730
3,716	Catalina Marketing Corporation, Term Loan, First Lien, (6)	0.000%	N/A	N/A	4/09/21	D	334,412
1,500	Catalina Marketing Corporation, Term Loan, Second Lien, (6)	9.457%	N/A	N/A	4/11/22	D	27,750
550	CBS Radio, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB–	535,563
4,537	Cequel Communications LLC, Term Loan B	4.759%	1-Month LIBOR	2.250%	1/10/26	BB	4,384,170
4,199	Charter Communications Operating Holdings LLC, Term Loan B	4.500%	1-Month LIBOR	2.000%	4/30/25	BBB–	4,150,169
1,983	Cineworld Group PLC, Term Loan B	4.999%	1-Month LIBOR	2.500%	2/28/25	BB–	1,939,889
5,014	Clear Channel Communications, Inc., Tranche D, Term Loan, (6)	0.000%	N/A	N/A	1/30/19	CCC	3,402,502
7,295	Clear Channel Communications, Inc., Term Loan E, (6)	0.000%	N/A	N/A	7/30/19	CCC	4,950,824
1,489	CSC Holdings LLC, Term Loan B	5.009%	1-Month LIBOR	2.500%	1/25/26	BB+	1,458,975
6,620	Cumulus Media, Inc., Exit Term Loan	7.000%	1-Month LIBOR	4.500%	5/13/22	B	6,408,346
553	Gray Television, Inc., Term Loan B2	4.770%	1-Month LIBOR	2.250%	2/07/24	BB+	544,574
750	Gray Television, Inc., Term Loan C	5.020%	1-Month LIBOR	2.500%	1/02/26	BB+	741,251
1,838	IMG Worldwide, Inc., Term Loan B	5.250%	1-Month LIBOR	2.750%	5/18/25	B	1,737,633
3,252	Intelsat Jackson Holdings, S.A., Term Loan B	6.252%	1-Month LIBOR	3.750%	11/30/23	B+	3,232,754
5,806	McGraw-Hill Education Holdings LLC, Term Loan B	6.499%	1-Month LIBOR	4.000%	5/02/22	BB+	5,302,742
1,591	Meredith Corporation, Tranche Term Loan B1	5.249%	1-Month LIBOR	2.750%	1/31/25	BB	1,584,250
1,496	Metro-Goldwyn-Mayer, Inc., Term Loan, First Lien	5.000%	1-Month LIBOR	2.500%	7/03/25	BB	1,478,490
1,000	Metro-Goldwyn-Mayer, Inc., Term Loan, Second Lien	7.000%	1-Month LIBOR	4.500%	7/03/26	B	967,505
2,738	Nexstar Broadcasting, Inc., Term Loan B3	4.752%	1-Month LIBOR	2.250%	1/17/24	BB+	2,657,479
473	Nexstar Broadcasting, Inc., Term Loan B3	4.756%	1-Month LIBOR	2.250%	1/17/24	BB+	459,425
399	Red Ventures, Term Loan B	5.499%	1-Month LIBOR	3.000%	11/08/24	BB	395,749
2,337	Sinclair Television Group, Term Loan B2, (DD1)	4.750%	1-Month LIBOR	2.250%	1/31/24	BB+	2,324,044
1,444	Springer Science & Business Media, Inc., Term Loan B13, First Lien	5.999%	1-Month LIBOR	3.500%	8/15/22	B	1,439,975
1,533	UPC Financing Partnership, Term Loan AR1, First Lien	5.009%	1-Month LIBOR	2.500%	1/15/26	BB+	1,513,518

JRO	Nuveen Floating Rate Income Opportunity Fund (continued)
Portfolio of Investments January 31, 2019
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Media (continued)

$5,726	WideOpenWest Finance LLC, Term Loan B	5.753%	1-Month LIBOR	3.250%	8/18/23	B	$5,487,806
70,843	Total Media						60,235,656

	Multiline Retail – 1.4% (0.9% of Total Investments)

2,054	99 Cents Only Stores, Tranche B2, Term Loan, Second Lien, (cash 8.853%, PIK 1.500%)	8.432%	3-Month LIBOR	6.500%	1/13/22	CCC+	1,848,816
1,573	Belk, Inc., Term Loan B, First Lien, (DD1)	7.365%	2-Month LIBOR	4.750%	12/12/22	B	1,257,681
1,489	EG America LLC, Term Loan, First Lien	6.813%	3-Month LIBOR	4.000%	2/07/25	B	1,441,857
599	Hudson’s Bay Company, Term Loan B, First Lien	5.752%	1-Month LIBOR	3.250%	9/30/22	BB–	587,285
1,324	Neiman Marcus Group, Inc., Term Loan	5.763%	1-Month LIBOR	3.250%	10/25/20	CCC	1,177,550
7,039	Total Multiline Retail						6,313,189

	Oil, Gas & Consumable Fuels – 2.5% (1.6% of Total Investments)

1,447	BCP Renaissance Parent, Term Loan B	6.244%	3-Month LIBOR	3.500%	10/31/24	BB–	1,435,962
1,250	California Resources Corporation, Term Loan	12.874%	1-Month LIBOR	10.375%	12/31/21	B	1,310,938
3,414	California Resources Corporation, Term Loan B	7.252%	1-Month LIBOR	4.750%	12/31/22	B	3,356,655
2,551	Fieldwood Energy LLC, Exit Term Loan	7.749%	1-Month LIBOR	5.250%	4/11/22	BB–	2,348,314
1,574	Fieldwood Energy LLC, Exit Term Loan, second Lien	9.749%	1-Month LIBOR	7.250%	4/11/23	B+	1,360,262
1,206	Peabody Energy Corporation, Term Loan B	5.249%	1-Month LIBOR	2.750%	3/31/25	BB	1,184,629
11,442	Total Oil, Gas & Consumable Fuels						10,996,760

	Personal Products – 1.2% (0.8% of Total Investments)

1,706	Coty, Inc., Term Loan A	4.271%	1-Month LIBOR	1.750%	4/05/23	BB	1,659,328
1,493	Coty, Inc., Term Loan B	4.771%	1-Month LIBOR	2.250%	4/07/25	BB	1,420,673
3,147	Revlon Consumer Products Corporation, Term Loan B, First Lien	6.207%	3-Month LIBOR	3.500%	11/16/20	B–	2,257,440
6,346	Total Personal Products						5,337,441

	Pharmaceuticals – 1.8% (1.1% of Total Investments)

963	Alphabet Holding Company, Inc., Initial Term Loan, First Lien	5.999%	1-Month LIBOR	3.500%	9/26/24	B–	877,856
3,232	Concordia Healthcare Corp, Exit Term Loan	8.016%	1-Month LIBOR	5.500%	9/06/24	B–	3,083,494
986	Valeant Pharmaceuticals International, Inc., Term Loan B, (DD1)	5.263%	1-Month LIBOR	2.750%	11/15/25	BB	973,760
2,847	Valeant Pharmaceuticals International, Inc., Term Loan, First Lien	5.513%	1-Month LIBOR	3.000%	6/02/25	BB	2,821,165
8,028	Total Pharmaceuticals						7,756,275

	Professional Services – 1.5% (0.9% of Total Investments)

1,064	Ceridian HCM Holding, Inc., Term Loan B	5.749%	1-Month LIBOR	3.250%	4/30/25	B	1,054,069
1,965	Nielsen Finance LLC, Term Loan B4	4.511%	1-Month LIBOR	2.000%	10/04/23	BBB–	1,937,215
957	On Assignment, Inc., Term Loan B	4.499%	1-Month LIBOR	2.000%	4/02/25	BB	947,100
3,141	Skillsoft Corporation, Initial Term Loan, First Lien	7.249%	1-Month LIBOR	4.750%	4/28/21	B–	2,579,824
7,127	Total Professional Services						6,518,208

	Real Estate Management & Development – 1.0% (0.6% of Total Investments)

2,843	GGP, Term Loan B	4.999%	1-Month LIBOR	2.500%	8/27/25	BB+	2,727,127
1,472	Trico Group LLC, Term Loan, First Lien	9.207%	3-Month LIBOR	6.500%	2/02/24	B	1,442,438
4,315	Total Real Estate Management & Development						4,169,565

	Road & Rail – 2.8% (1.7% of Total Investments)

9,725	Avolon LLC, Term Loan B	4.503%	1-Month LIBOR	2.000%	1/15/25	BBB–	9,641,923
1,455	Quality Distribution, Incremental Term Loan, First Lien	8.303%	3-Month LIBOR	5.500%	8/18/22	B	1,433,175
1,200	Savage Enterprises LLC, Term Loan B	7.020%	1-Month LIBOR	4.500%	8/01/25	B+	1,201,040
12,380	Total Road & Rail						12,276,138

	Semiconductors & Semiconductor Equipment – 1.1% (0.7% of Total Investments)

750	Cabot Microelectronics, Term Loan B	4.750%	1-Month LIBOR	2.250%	11/14/25	BB+	745,313

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Semiconductors & Semiconductor Equipment (continued)

$209	Lumileds, Term Loan B	6.205%	3-Month LIBOR	3.500%	6/30/24	B+	$158,872
1,808	Microchip Technology., Inc., Term Loan B	4.500%	1-Month LIBOR	2.000%	5/29/25	BBB–	1,783,798
919	Micron Technology, Inc., Term Loan B	4.250%	1-Month LIBOR	1.750%	4/10/22	BBB	911,671
1,427	ON Semiconductor Corporation, Term Loan B3	4.249%	1-Month LIBOR	1.750%	3/31/23	BBB–	1,412,017
5,113	Total Semiconductors & Semiconductor Equipment						5,011,671

	Software – 13.0% (8.1% of Total Investments)

3,021	Blackboard, Inc., Term Loan B4	7.780%	3-Month LIBOR	5.000%	6/30/21	B–	2,843,167
602	Compuware Corporation, Term Loan, First Lien	6.002%	1-Month LIBOR	3.500%	8/25/25	B+	602,424
1,500	DiscoverOrg LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	N/R	1,492,500
2,140	Ellucian, Term Loan B, First Lien	6.053%	3-Month LIBOR	3.250%	9/30/22	B	2,099,032
2,940	Greeneden U.S. Holdings II LLC, Term Loan B	5.749%	1-Month LIBOR	3.250%	12/01/23	B	2,879,729
10,794	Infor (US), Inc., Term Loan B	5.249%	1-Month LIBOR	2.750%	2/01/22	B+	10,749,904
2,514	Informatica, Term Loan B	5.749%	1-Month LIBOR	3.250%	8/05/22	B+	2,511,460
1,216	Kronos Incorporated, Term Loan B	5.541%	3-Month LIBOR	3.000%	11/20/23	B	1,194,591
688	McAfee Holdings International, Inc., Term Loan, Second Lien	11.000%	1-Month LIBOR	8.500%	9/29/25	B–	699,531
3,130	McAfee LLC, Term Loan B	6.250%	1-Month LIBOR	3.750%	9/30/24	B+	3,117,853
894	Micro Focus International PLC, New Term Loan	4.999%	1-Month LIBOR	2.500%	6/21/24	BB–	866,629
6,036	Micro Focus International PLC, Term Loan B	4.999%	1-Month LIBOR	2.500%	6/21/24	BB–	5,852,560
2,914	Micro Focus International PLC, Term Loan B2	4.749%	1-Month LIBOR	2.250%	11/19/21	BB–	2,871,989
636	Misys, New Term Loan, Second Lien	10.053%	3-Month LIBOR	7.250%	6/13/25	BB–	602,773
380	Mitchell International, Inc., Initial Term Loan, First Lien	5.749%	1-Month LIBOR	3.250%	11/29/24	B	365,155
667	Mitchell International, Inc., Initial Term Loan, Second Lien	9.749%	1-Month LIBOR	7.250%	12/01/25	CCC	654,667
1,470	RP Crown Parent LLC, Term Loan B	5.249%	1-Month LIBOR	2.750%	10/15/23	B+	1,447,950
5,736	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B3, (DD1)	4.749%	1-Month LIBOR	2.250%	4/16/25	BB	5,628,505
2,206	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B4, (DD1)	4.749%	1-Month LIBOR	2.250%	4/16/25	BB	2,164,909
8,387	TIBCO Software, Inc., Term Loan, First Lien	6.010%	1-Month LIBOR	3.500%	12/04/20	B+	8,340,961
57,871	Total Software						56,986,289

	Specialty Retail – 1.6% (1.0% of Total Investments)

1,594	Academy, Ltd., Term Loan B	6.514%	1-Month LIBOR	4.000%	7/01/22	CCC+	1,107,369
3,849	Petco Animal Supplies, Inc., Term Loan B1	5.994%	3-Month LIBOR	3.250%	1/26/23	B	2,967,904
2,705	Petsmart Inc., Term Loan B, First Lien	5.520%	1-Month LIBOR	3.000%	3/11/22	B–	2,274,560
1,204	Serta Simmons Holdings LLC, Term Loan, Second Lien, (DD1)	10.514%	1-Month LIBOR	8.000%	11/08/24	CCC	865,932
9,352	Total Specialty Retail						7,215,765

	Technology Hardware, Storage & Peripherals – 6.9% (4.3% of Total Investments)

5,680	BMC Software, Inc., Term Loan B	7.053%	3-Month LIBOR	4.250%	10/02/25	B	5,557,520
13,778	Dell International LLC, Refinancing Term Loan B	4.500%	1-Month LIBOR	2.000%	9/07/23	BBB–	13,609,892
4,171	Dell International LLC, Replacement Term Loan A2	4.250%	1-Month LIBOR	1.750%	9/07/21	BBB–	4,128,873
6,998	Western Digital, Term Loan B	4.260%	1-Month LIBOR	1.750%	4/29/23	BBB–	6,840,267
30,627	Total Technology Hardware, Storage & Peripherals						30,136,552

	Trading Companies & Distributors – 0.1% (0.1% of Total Investments)

571	Univar, Inc., Term Loan B	4.749%	1-Month LIBOR	2.250%	7/01/24	BB	560,617

	Transportation Infrastructure – 0.7% (0.4% of Total Investments)

750	Atlantic Aviation FBO Inc., Term Loan	6.270%	1-Month LIBOR	3.750%	12/06/25	BB	754,688
1,247	Ceva Group PLC, Term Loan, First Lien	6.553%	3-Month LIBOR	3.750%	8/04/25	BB–	1,235,965
350	Standard Aero, Canadien Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	N/R	348,713
650	Standard Aero, USD Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB	648,607
2,997	Total Transportation Infrastructure						2,987,973

	Wireless Telecommunication Services – 1.9% (1.2% of Total Investments)

1,823	Asurion LLC, Term Loan B4	5.499%	1-Month LIBOR	3.000%	8/04/22	BB–	1,798,192

JRO	Nuveen Floating Rate Income Opportunity Fund (continued)
Portfolio of Investments January 31, 2019
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Wireless Telecommunication Services (continued)

$6,878	Sprint Corporation, Term Loan, First Lien	5.000%	1-Month LIBOR	2.500%	2/02/24	BB+	$6,731,353
8,701	Total Wireless Telecommunication Services						8,529,545
$639,740	Total Variable Rate Senior Loan Interests (cost $630,597,427)						605,938,541

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 16.1% (10.2% of Total Investments)

	Communications Equipment – 2.7% (1.7% of Total Investments)

$155	Avaya Holdings Corporation, 144A, (6), (7)			7.000%	4/01/19	N/R	$—
3,830	Avaya Holdings Corporation, 144A, (6), (7)			10.500%	3/01/21	N/R	—
6,472	Intelsat Jackson Holdings SA			5.500%	8/01/23	CCC+	5,881,430
5,580	Intelsat Jackson Holdings SA, 144A			9.750%	7/15/25	CCC+	5,810,175
16,037	Total Communications Equipment						11,691,605

	Containers & Packaging – 0.9% (0.6% of Total Investments)

4,070	Reynolds Group Issuer Inc.			5.750%	10/15/20	B+	4,085,719

	Diversified Telecommunication Services – 2.1% (1.3% of Total Investments)

489	CSC Holdings LLC, 144A			10.125%	1/15/23	B+	526,286
1,650	CSC Holdings LLC, 144A			10.875%	10/15/25	B+	1,901,625
6,902	Intelsat Luxembourg SA			7.750%	6/01/21	CC	6,625,920
9,041	Total Diversified Telecommunication Services						9,053,831

	Health Care Providers & Services – 0.5% (0.3% of Total Investments)

880	Tenet Healthcare Corporation			4.750%	6/01/20	BB–	886,600
590	Tenet Healthcare Corporation			6.000%	10/01/20	BB	609,352
800	Tenet Healthcare Corporation			4.500%	4/01/21	BB	801,600
2,270	Total Health Care Providers & Services						2,297,552

	Hotels, Restaurants & Leisure – 1.0% (0.6% of Total Investments)

4,200	Scientific Games International Inc.			10.000%	12/01/22	B–	4,415,250

	Media – 3.5% (2.2% of Total Investments)

150	Charter Communications Operating LLC			3.579%	7/23/20	BBB–	150,387
495	DISH DBS Corporation			5.125%	5/01/20	BB–	496,238
1,000	DISH DBS Corporation			5.875%	11/15/24	BB–	828,750
4,662	iHeartCommunications Inc., (6)			9.000%	12/15/19	CCC	3,123,540
14,960	iHeartCommunications Inc., (6)			5.340%	2/01/21	CC	1,810,186
6,250	iHeartCommunications Inc., (6)			9.000%	3/01/21	CCC	4,171,875
1,714	iHeartCommunications Inc., 144A, (6)			11.250%	3/01/21	C	1,079,820
4,370	Intelsat Luxembourg SA			8.125%	6/01/23	CCC–	3,635,294
33,601	Total Media						15,296,090

	Oil, Gas & Consumable Fuels – 1.2% (0.8% of Total Investments)

3,755	California Resources Corporation, 144A			8.000%	12/15/22	B–	3,013,388
500	Denbury Resources Inc.			6.375%	8/15/21	CCC+	412,500
1,814	Denbury Resources Inc., 144A			9.250%	3/31/22	B+	1,782,255
180	EP Energy LLC, 144A			9.375%	5/01/24	CCC	95,850
6,249	Total Oil, Gas & Consumable Fuels						5,303,993

	Pharmaceuticals – 0.5% (0.3% of Total Investments)

1,500	Bausch Health Companies Inc., 144A			6.500%	3/15/22	BB	1,550,625
733	Concordia International Corporation			8.000%	9/06/24	B–	696,350
2,233	Total Pharmaceuticals						2,246,975

	Real Estate Management & Development – 0.7% (0.5% of Total Investments)

3,250	Realogy Group LLC, 144A			5.250%	12/01/21	B+	3,248,765

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Semiconductors & Semiconductor Equipment – 0.3% (0.2% of Total Investments)

$1,394	Advanced Micro Devices Inc.	7.500%	8/15/22	B+	$1,512,490

	Software – 0.7% (0.4% of Total Investments)

3,050	Infor US Inc., 144A	5.750%	8/15/20	B+	3,095,140

	Wireless Telecommunication Services – 2.0% (1.3% of Total Investments)

750	Level 3 Financing Inc.	5.375%	8/15/22	BB	755,850
6,000	Sprint Capital Corporation	7.875%	9/15/23	B+	6,375,000
500	Sprint Capital Corporation	7.125%	6/15/24	B+	513,750
900	Sprint Communications Inc.	7.000%	8/15/20	B+	933,750
8,150	Total Wireless Telecommunication Services				8,578,350
$93,545	Total Corporate Bonds (cost $80,407,541)				70,825,760

Shares	Description (1)				Value

	COMMON STOCKS – 2.3% (1.4% of Total Investments)

	Diversified Consumer Services – 0.1% (0.0% of Total Investments)

49,978	Cengage Learning Holdings II Inc., (8), (9)				$193,665

	Energy Equipment & Services – 0.4% (0.2% of Total Investments)

29,321	C&J Energy Services Inc., (8)				471,189
63,862	Transocean Ltd				547,297
2,534	Vantage Drilling International, (8), (9)				587,888
	Total Energy Equipment & Services				1,606,374

	Health Care Providers & Services – 0.0% (0.0% of Total Investments)

50,560	Millennium Health LLC, (7), (8)				97,987
47,462	Millennium Health LLC, (7), (8)				91,943
54,276	Millennium Health LLC, (8), (9)				2,985
	Total Health Care Providers & Services				192,915

	Marine – 0.2% (0.1% of Total Investments)

21,097	HGIM Corporation, (9)				801,686
4,721	HGIM Corporation, (8), (9)				179,398
	Total Marine				981,084

	Media – 0.7% (0.5% of Total Investments)

84,691	Cumulus Media Inc., (8)				1,020,527
1,318,561	Hibu PLC, (8), (9)				344,144
23,363	Metro-Goldwyn-Mayer Inc., (8), (9)				1,824,650
36,087	Tribune Media Company, (9)				23,457
	Total Media				3,212,778

	Pharmaceuticals – 0.1% (0.1% of Total Investments)

22,941	Advanz Pharma Corporation, (8)				434,044

	Software – 0.8% (0.5% of Total Investments)

206,112	Avaya Holdings Corporation, (8)				3,485,354

	Specialty Retail – 0.0% (0.0% of Total Investments)

22,273	Gymboree Holding Corporation, (8), (9)				44,546
8,181	Gymboree Holding Corporation, (8), (9)				16,362
	Total Specialty Retail				60,908
	Total Common Stocks (cost $17,251,932)				10,167,122

JRO	Nuveen Floating Rate Income Opportunity Fund (continued)
Portfolio of Investments January 31, 2019
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	ASSET-BACKED SECURITIES – 0.9% (0.5% of Total Investments)

$675	Bristol Park CLO LTD, Series 2016-1A, 144A, (3-Month LIBOR reference rate + 7.250% spread), (10)	10.037%	4/15/29	BB–	$673,020
800	Dryden 50 Senior Loan Fund, Series 2017-50A, 144A, (3-Month LIBOR reference rate + 6.260% spread), (10)	9.047%	7/15/30	BB–	776,030
750	Gilbert Park CLO LTD, Series 2017-1A, 144A, (3-Month LIBOR reference rate + 6.400% spread), (10)	9.187%	10/15/30	BB–	731,606
1,250	Madison Park Funding Limited, Collateralized Loan Obligations, Series 2012-10A, 144A, (3-Month LIBOR reference rate + 5.500% spread), (10)	8.261%	4/20/26	BB–	1,232,294
400	Neuberger Berman Loan Advisers CLO 28 Limited, Series 2018-28A, 144A, (3-Month LIBOR reference rate + 5.600% spread), (10)	8.361%	4/20/30	BB–	369,509
$3,875	Total Asset-Backed Securities (cost $3,796,610)				3,782,459

Shares	Description (1)				Value

	COMMON STOCK RIGHTS – 0.1% (0.0% of Total Investments)

	Oil, Gas & Consumable Fuels – 0.1% (0.0% of Total Investments)

13,466	Fieldwood Energy LLC, (7), (8)				$423,072
2,721	Fieldwood Energy LLC, (8), (9)				89,793
	Total Common Stock Rights (cost $384,387)				512,865

Shares	Description (1)				Value

	WARRANTS – 0.0% (0.0% of Total Investments)

15,619	Avaya Holdings Corporation, (9)				$19,524
	Total Warrants (cost $1,460,830)				19,524
	Total Long-Term Investments (cost $733,898,727)				691,246,271

Shares	Description (1)	Coupon			Value

	SHORT-TERM INVESTMENTS – 2.8% (1.8% of Total Investments)

	INVESTMENT COMPANIES – 2.8% (1.8% of Total Investments)

12,312,629	BlackRock Liquidity Funds T-Fund Portfolio, (11)	2.290% (12)			$12,312,629
	Total Short-Term Investments (cost $12,312,629)				12,312,629
	Total Investments (cost $746,211,356) – 160.1%				703,558,900
	Borrowings – (40.7)% (13), (14)				(178,800,000)
	Term Preferred Shares, net of deferred offering costs – (18.9)% (15)				(82,966,686)
	Other Assets Less Liabilities – (0.5)% (16)				(2,443,496)
	Net Assets Applicable to Common Shares – 100%				$439,348,718
Investments in Derivatives

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)		Fixed Rate Payment Frequency	Maturity Date		Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	$8,000,000	Pay	1-Month LIBOR	3.000	%(17)	Monthly	12/01/23	(18)	$(52,046)	$(52,046)
Morgan Stanley Capital Services LLC	10,000,000	Pay	1-Month LIBOR	2.500	(19)	Monthly	1/01/22	(20)	(80,145)	(80,145)
Morgan Stanley Capital Services LLC	21,000,000	Pay	1-Month LIBOR	2.500	(21)	Monthly	4/01/22	(22)	(237,039)	(237,039)
Morgan Stanley Capital Services LLC	45,000,000	Pay	1-Month LIBOR	4.000		Monthly	1/01/27	(23)	(693,605)	(693,605)
Total	$84,000,000								$(1,062,835)	$(1,062,835)
Total unrealized appreciation on interest rate swaps										$—
Total unrealized depreciation on interest rate swaps										$(1,062,835)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of senior loan. The rate shown is the coupon as of the end of the reporting period.

(3)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(4)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	Investment, or portion of investment, represents an outstanding unfunded senior loan commitment. See Notes to Financial Statements, Note 8 – Senior Loan Commitments for more information.

(6)

As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(7)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(9)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(10)	Variable rate security. The rate shown is the coupon as of the end of the period.

(11)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at the http://www.sec.gov.

(12)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(13)	Borrowings as a percentage of Total Investments is 25.4%.

(14)

The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(15)	Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 11.8%.

(16)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(17)

Effective December 1, 2018, the fixed rate paid by the Fund increased according to a predetermined schedule as specified in the swap contract. Additionally, this fixed rate increase will continue to occur every two years on specific dates through the swap contract’s termination date.

(18)	This interest rate swap has an optional early termination date beginning on December 1, 2018 and monthly thereafter through the termination date as specified in the swap contract.

(19)

Effective January 1, 2020, the fixed rate paid by the Fund increased according to a predetermined schedule as specified in the swap contract. Additionally, this fixed rate increase will continue to occur every twelve months on specific dates through the swap contract’s termination date.

(20)	This interest rate swap has an optional early termination date beginning on January 1, 2019 and monthly thereafter through the termination date as specified in the swap contract.

(21)

Effective April 1, 2020, the fixed rate paid by the Fund increased according to a predetermined schedule as specified in the swap contract. Additionally, this fixed rate increase will continue to occur every twelve months on specific dates through the swap contract’s termination date.

(22)	This interest rate swap has an optional early termination date beginning on July 1, 2019 and monthly thereafter through the termination date as specified in the swap contract.

(23)	This interest rate swap has an optional early termination date beginning on January 1, 2021 and monthly thereafter through the termination date as specified in the swap contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

DD1	Portion of investment purchased on a delayed delivery basis.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

JSD	Nuveen Short Duration Credit Opportunities Fund Portfolio of Investments January 31, 2019
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	LONG-TERM INVESTMENTS – 160.9% (98.7% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 142.5% (87.4% of Total Investments) (2)

	Aerospace & Defense – 2.8% (1.7% of Total Investments)

$2,386	Sequa Corporation, Term Loan B	7.516%	3-Month LIBOR	5.000%	11/28/21	B	$2,349,791
854	Sequa Corporation, Term Loan, Second Lien	11.751%	3-Month LIBOR	9.000%	4/28/22	CCC	816,725
1,650	Transdigm, Inc., Term Loan F	4.999%	1-Month LIBOR	2.500%	6/09/23	BB	1,618,410
4,890	Total Aerospace & Defense						4,784,926

	Air Freight & Logistics – 0.9% (0.5% of Total Investments)

814	PAE Holding Corporation, Term Loan B	8.119%	2-Month LIBOR	5.500%	10/20/22	B+	810,161
722	XPO Logistics, Inc., Term Loan B	4.500%	1-Month LIBOR	2.000%	2/24/25	BBB –	712,349
1,536	Total Air Freight & Logistics						1,522,510

	Airlines – 2.4% (1.5% of Total Investments)

1,680	American Airlines, Inc., Replacement Term Loan	4.516%	1-Month LIBOR	2.000%	10/10/21	BB+	1,660,840
660	American Airlines, Inc., Term Loan 2025	4.252%	1-Month LIBOR	1.750%	6/27/25	BB+	634,331
500	American Airlines, Inc., Term Loan B	4.500%	1-Month LIBOR	2.000%	4/28/23	BB+	485,705
1,305	American Airlines, Inc., Term Loan B	4.509%	1-Month LIBOR	2.000%	12/14/23	BB+	1,267,456
4,145	Total Airlines						4,048,332

	Auto Components – 0.8% (0.5% of Total Investments)

845	DexKo Global, Inc., Term Loan B	5.999%	1-Month LIBOR	3.500%	7/24/24	B+	833,936
492	Superior Industries International, Inc., Term Loan B	6.499%	1-Month LIBOR	4.000%	5/22/24	B+	486,746
1,337	Total Auto Components						1,320,682

	Beverages – 0.8% (0.5% of Total Investments)

1,439	Jacobs Douwe Egberts, Term Loan B	4.563%	3-Month LIBOR	2.000%	11/01/25	BB	1,425,846

	Biotechnology – 1.2% (0.7% of Total Investments)

1,965	Grifols, Inc., Term Loan B	4.664%	1-Week LIBOR	2.250%	1/31/25	BB+	1,943,306

	Building Products – 1.3% (0.8% of Total Investments)

307	Fairmount, Initial Term Loan	6.553%	3-Month LIBOR	3.750%	6/01/25	BB	244,997
324	Ply Gem Industries, Inc., Term Loan B	6.547%	3-Month LIBOR	3.750%	4/12/25	B+	310,059
1,699	Quikrete Holdings, Inc., Term Loan B	5.249%	1-Month LIBOR	2.750%	11/15/23	BB–	1,650,963
2,330	Total Building Products						2,206,019

	Capital Markets – 2.7% (1.6% of Total Investments)

1,082	Capital Automotive LP, Term Loan, First Lien	5.000%	1-Month LIBOR	2.500%	3/25/24	B+	1,056,023
1,741	Capital Automotive LP, Term Loan, Second Lien	8.499%	1-Month LIBOR	6.000%	3/24/25	CCC+	1,739,201
1,701	RPI Finance Trust, Term Loan B6	4.499%	1-Month LIBOR	2.000%	3/27/23	BBB–	1,687,738
4,524	Total Capital Markets						4,482,962

	Chemicals – 0.4% (0.3% of Total Investments)

423	Ineos US Finance LLC, Term Loan	4.499%	1-Month LIBOR	2.000%	4/01/24	BBB–	412,042
300	SI Group, Term Loan B	7.537%	3-Month LIBOR	4.750%	10/15/25	BB–	297,750
723	Total Chemicals						709,792

	Commercial Services & Supplies – 6.5% (4.0% of Total Investments)

1,337	Brand Energy & Infrastructure Services, Inc., Term Loan B, First Lien	6.957%	3-Month LIBOR	4.250%	6/16/24	B	1,283,869
2,748	Formula One Group, Term Loan B	4.999%	1-Month LIBOR	2.500%	2/01/24	B+	2,653,987
276	Fort Dearborn Holding Company, Inc., Term Loan, First Lien	6.784%	1-Month LIBOR	4.000%	10/19/23	B–	264,664

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Commercial Services & Supplies (continued)

$1,047	Getty Images, Inc., Term Loan B, First Lien	5.999%	1-Month LIBOR	3.500%	10/18/19	B–	$1,043,026
499	GFL Environmental, Term Loan	5.499%	1-Month LIBOR	3.000%	5/31/25	B+	482,398
1,800	iQor US, Inc., Term Loan, First Lien, (DD1)	7.797%	3-Month LIBOR	5.000%	4/01/21	CCC+	1,623,039
167	iQor US, Inc., Term Loan, Second Lien	11.547%	3-Month LIBOR	8.750%	4/01/22	CCC–	124,792
764	KAR Auction Services, Inc., Term Loan B5	5.313%	3-Month LIBOR	2.500%	3/09/23	BB	759,323
705	LSC Communications, Refinancing Term Loan	7.999%	1-Month LIBOR	5.500%	9/30/22	B+	702,356
413	Monitronics International, Inc., Term Loan B2, First Lien	8.303%	3-Month LIBOR	5.500%	9/30/22	CCC+	363,258
579	Protection One, Inc., Term Loan	5.249%	1-Month LIBOR	2.750%	5/02/22	BB–	571,813
972	Universal Services of America, Initial Term Loan, First Lien	6.249%	1-Month LIBOR	3.750%	7/28/22	BB	931,412
170	West Corporation, Incremental Term Loan B1	5.999%	1-Month LIBOR	3.500%	10/10/24	BB+	155,025
11,477	Total Commercial Services & Supplies						10,958,962

	Communications Equipment – 2.2% (1.3% of Total Investments)

2,281	Avaya, Inc., Tranche B Term Loan	6.759%	1-Month LIBOR	4.250%	12/15/24	BB–	2,248,970
900	Mitel US Holdings, Inc., Term Loan, First Lien	6.999%	1-Month LIBOR	4.500%	11/30/25	B	888,975
542	Plantronics, Term Loan B	4.999%	1-Month LIBOR	2.500%	7/02/25	BB+	528,548
3,723	Total Communications Equipment						3,666,493

	Construction & Engineering – 1.2% (0.7% of Total Investments)

746	KBR, Inc., Term Loan B	6.249%	1-Month LIBOR	3.750%	4/25/25	BB–	745,321
1,326	Traverse Midstream Partners, Term Loan B	6.600%	6-Month LIBOR	4.000%	9/27/24	B+	1,323,974
2,072	Total Construction & Engineering						2,069,295

	Consumer Finance – 0.8% (0.5% of Total Investments)

744	Vantiv LLC, Repriced Term Loan B4	4.222%	1-Month LIBOR	1.750%	8/09/24	BBB–	741,182
566	Verscend Technologies, Tern Loan B	6.999%	1-Month LIBOR	4.500%	8/27/25	B+	562,696
1,310	Total Consumer Finance						1,303,878

	Containers & Packaging – 0.4% (0.3% of Total Investments)

699	Berry Global, Inc., Term Loan Q	4.516%	1-Month LIBOR	2.000%	10/01/22	BBB–	693,206

	Distributors – 0.4% (0.3% of Total Investments)

746	SRS Distribution, Inc., Term Loan B	5.749%	1-Month LIBOR	3.250%	5/23/25	B	711,154

	Diversified Consumer Services – 2.1% (1.3% of Total Investments)

1,824	Cengage Learning Acquisitions, Inc., Term Loan B	6.769%	1-Month LIBOR	4.250%	6/07/23	B	1,554,263
838	Houghton Mifflin, Term Loan B, First Lien	5.499%	1-Month LIBOR	3.000%	5/28/21	B	793,099
580	Laureate Education, Inc., Term Loan B	6.549%	N/A	N/A	4/26/24	B+	578,621
750	Refinitiv, Term Loan B	6.249%	1-Month LIBOR	3.750%	10/01/25	BB+	721,582
3,992	Total Diversified Consumer Services						3,647,565

	Diversified Financial Services – 2.5% (1.5% of Total Investments)

419	Altisource Solutions S.A R.L., Term Loan B	6.803%	3-Month LIBOR	4.000%	4/03/24	B+	409,476
565	Freedom Mortgage Corporation, Initial Term Loan	7.249%	1-Month LIBOR	4.750%	2/23/22	BB	567,140
377	Hilton Hotels, Term Loan B	4.260%	1-Month LIBOR	1.750%	10/25/23	BBB–	374,000
421	Lions Gate Entertainment Corp., Term Loan B	4.749%	1-Month LIBOR	2.250%	3/24/25	BB	414,644
1,143	Veritas US, Inc., Term Loan B1	7.074%	1-Month LIBOR	4.500%	1/27/23	B	1,002,420
2,200	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien, (5)	8.499%	N/A	N/A	6/30/22	CCC	1,496,234
5,125	Total Diversified Financial Services						4,263,914

	Diversified Telecommunication Services – 7.3% (4.5% of Total Investments)

713	CenturyLink, Inc., Initial Term Loan A	5.249%	1-Month LIBOR	2.750%	11/01/22	BBB–	700,031
4,255	CenturyLink, Inc., Term Loan B, (DD1)	5.249%	1-Month LIBOR	2.750%	1/31/25	BBB–	4,076,708
421	CommScope, Inc., Term Loan B	4.499%	1-Month LIBOR	2.000%	12/29/22	BBB–	420,232
2,527	Frontier Communications Corporation, Term Loan B	6.250%	1-Month LIBOR	3.750%	1/14/22	BB	2,423,562
195	Intelsat Jackson Holdings, S.A., Term Loan B4	7.002%	1-Month LIBOR	4.500%	1/02/24	B+	198,206
312	Intelsat Jackson Holdings, S.A., Term Loan B5	6.625%	N/A	N/A	1/02/24	B+	313,294
200	Level 3 Financing, Inc., Tranche B, Term Loan	4.756%	1-Month LIBOR	2.250%	2/22/24	BBB–	196,844

JSD	Nuveen Short Duration Credit Opportunities Fund (continued)
Portfolio of Investments January 31, 2019
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Diversified Telecommunication Services (continued)

$1,995	Numericable Group S.A., Term Loan B13	6.509%	1-Month LIBOR	4.000%	8/14/26	B	$1,887,769
289	Windstream Corporation, Term Loan B6, (5)	6.510%	1-Month LIBOR	4.000%	3/29/21	BB	269,207
2,000	Ziggo B.V., Term Loan E	5.009%	1-Month LIBOR	2.500%	4/15/25	BB	1,938,360
12,907	Total Diversified Telecommunication Services						12,424,213

	Electric Utilities – 1.5% (1.0% of Total Investments)

424	EFS Cogen Holdings LLC, Term Loan B	5.980%	3-Month LIBOR	3.250%	6/28/23	BB–	418,258
1,596	Texas Competitive Electric Holdings LLC, Exit Term Loan B	4.499%	1-Month LIBOR	2.000%	8/01/23	BBB–	1,574,055
687	Vistra Operations Co., Term Loan B3	4.505%	1-Month LIBOR	2.000%	12/31/25	BBB–	675,307
2,707	Total Electric Utilities						2,667,620

	Electrical Equipment – 0.5% (0.3% of Total Investments)

830	TTM Technologies, Term Loan B, (DD1)	5.020%	1-Month LIBOR	2.500%	9/28/24	BB+	809,142

	Energy Equipment & Services – 1.8% (1.1% of Total Investments)

1,985	McDermott International, Term Loan	7.499%	1-Month LIBOR	5.000%	5/12/25	BB–	1,909,183
1,404	Seadrill Partners LLC, Initial Term Loan	8.803%	3-Month LIBOR	6.000%	2/21/21	CCC+	1,134,946
3,389	Total Energy Equipment & Services						3,044,129

	Equity Real Estate Investment Trusts – 1.9% (1.2% of Total Investments)

2,919	Communications Sales & Leasing, Inc., Shortfall Term Loan	5.499%	1-Month LIBOR	3.000%	10/24/22	B–	2,745,314
491	Realogy Group LLC, Term Loan A	4.758%	1-Month LIBOR	2.250%	2/08/23	BB+	483,266
3,410	Total Equity Real Estate Investment Trusts						3,228,580

	Food & Staples Retailing – 6.7% (4.1% of Total Investments)

941	Albertson’s LLC, Term Loan B6	5.691%	3-Month LIBOR	3.000%	6/22/23	BB	928,428
7,377	Albertson’s LLC, Term Loan B7	5.499%	1-Month LIBOR	3.000%	11/17/25	BB	7,236,116
950	Del Monte Foods Company, Term Loan, First Lien	5.903%	3-Month LIBOR	3.250%	2/18/21	CCC+	788,799
367	Save-A-Lot, Term Loan B	8.803%	3-Month LIBOR	6.000%	12/05/23	CCC+	204,643
2,222	US Foods, Inc., Term Loan B	4.499%	1-Month LIBOR	2.000%	6/27/23	BBB–	2,189,453
11,857	Total Food & Staples Retailing						11,347,439

	Food Products – 0.4% (0.2% of Total Investments)

598	American Seafoods Group LLC, Term Loan B	5.250%	1-Month LIBOR	2.750%	8/21/23	BB–	592,518

	Health Care Equipment & Supplies – 3.1% (1.9% of Total Investments)

1,047	Acelity, Term Loan B	6.053%	3-Month LIBOR	3.250%	2/02/24	B+	1,042,249
250	Air Methods Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	B	205,277
617	Greatbatch, New Term Loan B	5.510%	1-Month LIBOR	3.000%	10/27/22	B+	612,623
500	LifeScan, Term Loan B	8.797%	3-Month LIBOR	6.000%	10/01/24	B+	481,252
1,682	Onex Carestream Finance LP, Term Loan, First Lien	8.249%	N/A	N/A	2/28/21	B+	1,644,525
849	Onex Carestream Finance LP, Term Loan, Second Lien	11.999%	1-Month LIBOR	9.500%	6/07/21	B–	836,442
498	Vyaire Medical, Inc., Term Loan B	7.547%	3-Month LIBOR	4.750%	4/16/25	B	470,137
5,443	Total Health Care Equipment & Supplies						5,292,505

	Health Care Providers & Services – 8.5% (5.2% of Total Investments)

724	Air Medical Group Holdings, Inc., Term Loan B	5.764%	1-Month LIBOR	3.250%	4/28/22	B+	682,811
517	Air Medical Group Holdings, Inc., Term Loan B	6.769%	1-Month LIBOR	4.250%	3/14/25	B+	486,678
498	Ardent Health, Term Loan, First Lien	6.999%	1-Month LIBOR	4.500%	6/30/25	B+	495,530
421	Catalent Pharma Solutions, Inc., Term Loan B	4.749%	1-Month LIBOR	2.250%	5/20/24	BB	419,572
494	Community Health Systems, Inc., Term Loan H	5.957%	3-Month LIBOR	3.250%	1/27/21	BB	486,440
769	ConvaTec Healthcare, Term Loan B	5.053%	3-Month LIBOR	2.250%	10/25/23	BB	763,889
250	HCA, Inc., Term Loan B11, (WI/DD)	TBD	TBD	TBD	TBD	BBB-	249,167
40	Heartland Dental Care, Inc., Delay Draw Facility, (6)	3.750%	N/A	N/A	4/30/25	B	38,473
432	Heartland Dental Care, Inc., Term Loan, First Lien	6.249%	1-Month LIBOR	3.750%	4/30/25	B	420,347
1,462	Kindred at Home Hospice, Term Loan B	6.250%	1-Month LIBOR	3.750%	7/02/25	B+	1,455,086
400	Kindred at Home Hospice, Term Loan, Second Lien	9.500%	1-Month LIBOR	7.000%	6/21/26	CCC+	406,250
1,500	Lifepoint Health, Inc., Term Loan	7.129%	3-Month LIBOR	4.500%	11/16/25	B+	1,467,000

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Health Care Providers & Services (continued)

$649	Millennium Laboratories, Inc., Term Loan B, First Lien	8.999%	1-Month LIBOR	6.500%	12/21/20	CCC+	$365,937
2,799	Pharmaceutical Product Development, Inc., Term Loan B, (DD1)	4.999%	1-Month LIBOR	2.500%	8/18/22	BB–	2,748,245
744	PharMerica, Term Loan, First Lien	6.008%	1-Month LIBOR	3.500%	12/06/24	B+	743,329
744	Prospect Medical Holdings, Term Loan B1	8.063%	1-Month LIBOR	5.500%	2/22/24	B+	740,653
118	Quorum Health Corp., Term Loan B	9.249%	1-Month LIBOR	6.750%	4/29/22	B+	118,446
1,669	Select Medical Corporation, Term Loan B	5.012%	1-Month LIBOR	2.500%	3/06/25	BB	1,654,672
524	Team Health, Initial Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B+	473,155
148	Vizient, Inc., Term Loan B	5.249%	1-Month LIBOR	2.750%	2/13/23	N/R	147,739
14,902	Total Health Care Providers & Services						14,363,419

	Health Care Technology – 0.8% (0.5% of Total Investments)

1,444	Emdeon, Inc., Term Loan	5.249%	1-Month LIBOR	2.750%	3/01/24	B+	1,415,055

	Hotels, Restaurants & Leisure – 11.8% (7.2% of Total Investments)

1,021	24 Hour Fitness Worldwide, Inc., Term Loan B	5.999%	1-Month LIBOR	3.500%	5/30/25	BB–	1,012,349
2,697	Burger King Corporation, Term Loan B3	4.749%	1-Month LIBOR	2.250%	2/16/24	BB–	2,657,590
1,208	Caesars Entertainment Operating Company, Inc., Term Loan B	4.499%	1-Month LIBOR	2.000%	10/06/24	BB	1,186,617
1,980	Caesars Resort Collection, Term Loan, First Lien	5.249%	1-Month LIBOR	2.750%	12/23/24	BB	1,956,002
1,310	CCM Merger, Inc., Term Loan B	4.749%	1-Month LIBOR	2.250%	8/09/21	BB	1,300,852
1,629	CityCenter Holdings LLC, Term Loan B	4.749%	1-Month LIBOR	2.250%	4/18/24	BB–	1,602,335
1,239	Equinox Holdings, Inc., Term Loan B1	5.499%	1-Month LIBOR	3.000%	3/08/24	B+	1,224,484
1,112	Life Time Fitness, Inc., Term Loan B	5.457%	3-Month LIBOR	2.750%	6/10/22	BB–	1,097,915
350	MGM Growth Properties, Term Loan A, (WI/DD)	TBD	TBD	TBD	TBD	BB+	346,500
1,000	Penn National Gaming, Inc., Term Loan B	4.758%	1-Month LIBOR	2.250%	10/15/25	BB	989,375
3,812	Scientific Games Corp., Initial Term Loan B5	5.249%	1-Month LIBOR	2.750%	8/14/24	BB–	3,700,869
1,144	Stars Group Holdings, Term Loan B	6.303%	3-Month LIBOR	3.500%	7/10/25	B+	1,135,474
1,722	Station Casino LLC, Term Loan B	5.000%	1-Month LIBOR	2.500%	6/08/23	BB–	1,704,797
20,224	Total Hotels, Restaurants & Leisure						19,915,159

	Household Durables – 0.3% (0.2% of Total Investments)

643	Serta Simmons Holdings LLC, Term Loan, First Lien	6.013%	1-Month LIBOR	3.500%	11/08/23	B–	551,558

	Household Products – 0.9% (0.6% of Total Investments)

1,632	Reynolds Group Holdings, Inc., Term Loan, First Lien	5.249%	1-Month LIBOR	2.750%	2/05/23	B+	1,611,551

	Industrial Conglomerates – 0.4% (0.3% of Total Investments)

744	Education Advisory Board, Term Loan, First Lien	6.408%	2-Month LIBOR	3.750%	11/15/24	B	723,905

	Insurance – 0.9% (0.5% of Total Investments)

491	Acrisure LLC, Term Loan B	6.749%	1-Month LIBOR	4.250%	11/22/23	B	483,146
1,009	Hub International Holdings, Inc., Term Loan B	5.514%	3-Month LIBOR	2.750%	4/25/25	B	974,852
1,500	Total Insurance						1,457,998

	Interactive Media & Services – 1.0% (0.6% of Total Investments)

706	Rackspace Hosting, Inc., Refinancing Term B Loan, First Lien	5.582%	3-Month LIBOR	3.000%	11/03/23	BB+	656,724
1,000	WeddingWire, Inc., Term Loan	7.290%	3-Month LIBOR	4.500%	12/19/25	B+	998,440
1,706	Total Interactive Media & Services						1,655,164

	Internet and Direct Marketing Retail – 1.0% (0.6% of Total Investments)

1,744	Uber Technologies, Inc., Term Loan	6.516%	1-Month LIBOR	4.000%	4/04/25	N/R	1,735,574

	Internet Software & Services – 1.2% (0.7% of Total Investments)

973	Ancestry.com, Inc., Term Loan, First Lien	5.750%	1-Month LIBOR	3.250%	10/19/23	B	957,912
369	Dynatrace, Term Loan, First Lien	5.749%	1-Month LIBOR	3.250%	8/22/25	B+	365,179
37	Dynatrace, Term Loan, Second Lien	9.499%	1-Month LIBOR	7.000%	8/21/26	CCC+	37,252

JSD	Nuveen Short Duration Credit Opportunities Fund (continued)
Portfolio of Investments January 31, 2019
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Internet Software & Services (continued)

$1,109	SkillSoft Corporation, Term Loan, Second Lien	10.749%	1-Month LIBOR	8.250%	4/28/22	CCC–	$587,714
2,488	Total Internet Software & Services						1,948,057

	IT Services – 7.6% (4.7% of Total Investments)

376	DTI Holdings, Inc., Replacement Term Loan B1	7.494%	3-Month LIBOR	4.750%	9/29/23	B	353,329
4,550	First Data Corporation, Term Loan, First Lien	4.519%	1-Month LIBOR	2.000%	4/26/24	BB+	4,537,818
707	First Data Corporation, Term Loan, First Lien, (DD1)	4.519%	1-Month LIBOR	2.000%	7/10/22	BB+	704,780
649	Gartner, Inc., Term Loan A	3.999%	1-Month LIBOR	1.500%	3/21/22	NR	644,409
418	GTT Communications, Inc., Term Loan, First Lien	5.250%	1-Month LIBOR	2.750%	6/02/25	BB–	393,407
1,266	Sabre, Inc., Term Loan B	4.499%	1-Month LIBOR	2.000%	2/22/24	BB	1,251,609
1,500	Syniverse Holdings, Inc., Initial Term Loan, Second Lien	11.509%	1-Month LIBOR	9.000%	3/11/24	CCC+	1,290,000
1,199	Syniverse Holdings, Inc., Tranche Term Loan C	7.509%	1-Month LIBOR	5.000%	3/09/23	B	1,091,513
985	Tempo Acquisition LLC, Term Loan B	5.499%	1-Month LIBOR	3.000%	5/01/24	B+	969,171
1,037	West Corporation, Term Loan B	6.499%	1-Month LIBOR	4.000%	10/10/24	BB+	955,212
731	WEX, Inc., Term Loan B	4.749%	1-Month LIBOR	2.250%	7/01/23	BB–	721,978
13,418	Total IT Services						12,913,226

	Machinery – 1.5% (0.9% of Total Investments)

154	BJ’s Wholesale Club, Inc., Term Loan B	5.514%	1-Month LIBOR	3.000%	2/01/24	B+	152,449
712	Gardner Denver, Inc., Term Loan B	5.249%	1-Month LIBOR	2.750%	7/30/24	BB+	709,245
625	Gates Global LLC, Term Loan B	5.249%	1-Month LIBOR	2.750%	4/01/24	B+	613,594
824	TNT Crane and Rigging Inc., Initial Term Loan, First Lien	7.303%	3-Month LIBOR	4.500%	11/27/20	CCC+	756,258
400	TNT Crane and Rigging, Inc., Term Loan, Second Lien	11.803%	3-Month LIBOR	9.000%	11/26/21	CCC–	334,000
2,715	Total Machinery						2,565,546

	Marine – 0.9% (0.5% of Total Investments)

647	American Commercial Lines LLC, Term Loan B, First Lien	11.249%	1-Month LIBOR	8.750%	11/12/20	CCC+	462,516
969	Harvey Gulf International Marine, Inc., Exit Term Loan	8.508%	6-Month LIBOR	6.000%	7/02/23	B	965,352
1,616	Total Marine						1,427,868

	Media – 12.5% (7.7% of Total Investments)

828	Advantage Sales & Marketing, Inc., Term Loan, First Lien	5.749%	1-Month LIBOR	3.250%	7/23/21	B+	732,162
381	Affinion Group Holdings, Inc., Term Loan, First Lien	10.390%	3-Month LIBOR	7.750%	5/10/22	CCC+	373,258
23	Catalina Marketing Corporation, Delayed Draw Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	N/R	23,449
88	Catalina Marketing Corporation, DIP Term Loan, First Lien	8.008%	3-Month LIBOR	5.500%	6/14/19	N/R	75,653
35	Catalina Marketing Corporation, Term Loan A	12.514%	1-Month LIBOR	10.000%	6/14/19	N/R	35,173
38	Catalina Marketing Corporation, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	N/R	38,104
531	Catalina Marketing Corporation, Term Loan, First Lien, (5)	0.000%	N/A	N/A	4/09/21	D	47,773
500	Catalina Marketing Corporation, Term Loan, Second Lien, (5)	9.457%	N/A	N/A	4/11/22	D	9,250
250	CBS Radio, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB–	243,437
496	Cineworld Group PLC, Term Loan B	4.999%	1-Month LIBOR	2.500%	2/28/25	BB–	485,581
2,998	Clear Channel Communications, Inc., Tranche D, Term Loan, (5)	0.000%	N/A	N/A	1/30/19	CCC	2,034,647
3,945	Clear Channel Communications, Inc., Term Loan E, (5)	0.000%	N/A	N/A	7/30/19	CCC	2,677,269
496	CSC Holdings LLC, Term Loan B	5.009%	1-Month LIBOR	2.500%	1/25/26	BB+	486,325
2,015	Cumulus Media, Inc., Exit Term Loan	7.000%	1-Month LIBOR	4.500%	5/13/22	B	1,950,699
415	Gray Television, Inc., Term Loan B2	4.770%	1-Month LIBOR	2.250%	2/07/24	BB+	408,431
689	IMG Worldwide, Inc., Term Loan B	5.250%	1-Month LIBOR	2.750%	5/18/25	B	651,612
1,772	Intelsat Jackson Holdings, S.A., Term Loan B	6.252%	1-Month LIBOR	3.750%	11/30/23	B+	1,761,507
2,708	McGraw-Hill Education Holdings LLC, Term Loan B	6.499%	1-Month LIBOR	4.000%	5/02/22	BB+	2,472,968

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Media (continued)

$682	Meredith Corporation, Tranche Term Loan B1	5.249%	1-Month LIBOR	2.750%	1/31/25	BB	$678,964
748	Metro-Goldwyn-Mayer, Inc., Term Loan, First Lien	5.000%	1-Month LIBOR	2.500%	7/03/25	BB	739,245
400	Metro-Goldwyn-Mayer, Inc., Term Loan, Second Lien	7.000%	1-Month LIBOR	4.500%	7/03/26	B	387,002
257	Nexstar Broadcasting, Inc., Term Loan B3	4.756%	1-Month LIBOR	2.250%	1/17/24	BB+	249,491
1,487	Nexstar Broadcasting, Inc., Term Loan B3	4.752%	1-Month LIBOR	2.250%	1/17/24	BB+	1,443,146
133	Red Ventures, Term Loan B	5.499%	1-Month LIBOR	3.000%	11/08/24	BB	131,916
250	Sinclair Television Group, Term Loan B2, (WI/DD)	TBD	TBD	TBD	TBD	BB+	248,645
722	Springer Science & Business Media, Inc., Term Loan B13, First Lien	5.999%	1-Month LIBOR	3.500%	8/15/22	B	719,988
2,224	WideOpenWest Finance LLC, Term Loan B	5.753%	1-Month LIBOR	3.250%	8/18/23	B	2,131,149
25,111	Total Media						21,236,844

	Multiline Retail – 1.4% (0.9% of Total Investments)

1,086	Belk, Inc., Term Loan B, First Lien, (DD1)	7.365%	2-Month LIBOR	4.750%	12/12/22	B	868,252
620	EG America LLC, Term Loan, First Lien	6.813%	3-Month LIBOR	4.000%	2/07/25	B	600,774
300	Hudson’s Bay Company, Term Loan B, First Lien	5.752%	1-Month LIBOR	3.250%	9/30/22	BB–	293,643
709	Neiman Marcus Group, Inc., Term Loan	5.763%	1-Month LIBOR	3.250%	10/25/20	CCC	630,300
2,715	Total Multiline Retail						2,392,969

	Oil, Gas & Consumable Fuels – 3.4% (2.1% of Total Investments)

1,085	BCP Renaissance Parent, Term Loan B	6.244%	3-Month LIBOR	3.500%	10/31/24	BB–	1,076,972
750	California Resources Corporation, Term Loan	12.874%	1-Month LIBOR	10.375%	12/31/21	B	786,563
1,665	California Resources Corporation, Term Loan B	7.252%	1-Month LIBOR	4.750%	12/31/22	B	1,636,553
923	Fieldwood Energy LLC, Exit Term Loan	7.749%	1-Month LIBOR	5.250%	4/11/22	BB–	850,181
1,091	Fieldwood Energy LLC, Exit Term Loan, second Lien	9.749%	1-Month LIBOR	7.250%	4/11/23	B+	943,331
522	Peabody Energy Corporation, Term Loan B	5.249%	1-Month LIBOR	2.750%	3/31/25	BB	512,878
6,036	Total Oil, Gas & Consumable Fuels						5,806,478

	Personal Products – 1.4% (0.8% of Total Investments)

995	Coty, Inc., Term Loan B	4.771%	1-Month LIBOR	2.250%	4/07/25	BB	947,116
1,926	Revlon Consumer Products Corporation, Term Loan B, First Lien	6.207%	3-Month LIBOR	3.500%	11/16/20	B–	1,381,138
2,921	Total Personal Products						2,328,254

	Pharmaceuticals – 1.7% (1.1% of Total Investments)

1,463	Concordia Healthcare Corp, Exit Term Loan	8.016%	1-Month LIBOR	5.500%	9/06/24	B–	1,395,576
355	Valeant Pharmaceuticals International, Inc., Term Loan B, (DD1)	5.263%	1-Month LIBOR	2.750%	11/15/25	BB	350,995
1,183	Valeant Pharmaceuticals International, Inc., Term Loan, First Lien	5.513%	1-Month LIBOR	3.000%	6/02/25	BB	1,171,765
3,001	Total Pharmaceuticals						2,918,336

	Professional Services – 1.8% (1.1% of Total Investments)

988	Ceridian HCM Holding, Inc., Term Loan B	5.749%	1-Month LIBOR	3.250%	4/30/25	B	978,888
983	Nielsen Finance LLC, Term Loan B4	4.511%	1-Month LIBOR	2.000%	10/04/23	BBB–	968,607
1,380	Skillsoft Corporation, Initial Term Loan, First Lien	7.249%	1-Month LIBOR	4.750%	4/28/21	B–	1,133,359
3,351	Total Professional Services						3,080,854

	Real Estate Management & Development – 0.8% (0.5% of Total Investments)

1,421	GGP, Term Loan B	4.999%	1-Month LIBOR	2.500%	8/27/25	BB+	1,363,564

	Road & Rail – 2.2% (1.4% of Total Investments)

2,160	Avolon LLC, Term Loan B	4.503%	1-Month LIBOR	2.000%	1/15/25	BBB–	2,141,613
970	Quality Distribution, Incremental Term Loan, First Lien	8.303%	3-Month LIBOR	5.500%	8/18/22	B	955,450
720	Savage Enterprises LLC, Term Loan B	7.020%	1-Month LIBOR	4.500%	8/01/25	B+	720,624
3,850	Total Road & Rail						3,817,687

JSD	Nuveen Short Duration Credit Opportunities Fund (continued)
Portfolio of Investments January 31, 2019
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Semiconductors & Semiconductor Equipment – 1.7% (1.0% of Total Investments)

$500	Cabot Microelectronics, Term Loan B	4.750%	1-Month LIBOR	2.250%	11/14/25	BB+	$496,875
453	Lumileds, Term Loan B	6.205%	3-Month LIBOR	3.500%	6/30/24	B+	344,199
452	Microchip Technology., Inc., Term Loan B	4.500%	1-Month LIBOR	2.000%	5/29/25	BBB–	445,949
875	Micron Technology, Inc., Term Loan B	4.250%	1-Month LIBOR	1.750%	4/10/22	BBB	868,258
713	ON Semiconductor Corporation, Term Loan B3	4.249%	1-Month LIBOR	1.750%	3/31/23	BBB–	706,008
2,993	Total Semiconductors & Semiconductor Equipment						2,861,289

	Software – 14.2% (8.7% of Total Investments)

967	Blackboard, Inc., Term Loan B4	7.780%	3-Month LIBOR	5.000%	6/30/21	B–	909,976
233	Compuware Corporation, Term Loan, First Lien	6.002%	1-Month LIBOR	3.500%	8/25/25	B+	233,058
600	DiscoverOrg LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	N/R	597,000
676	Ellucian, Term Loan B, First Lien	6.053%	3-Month LIBOR	3.250%	9/30/22	B	663,436
1,960	Greeneden U.S. Holdings II LLC, Term Loan B	5.749%	1-Month LIBOR	3.250%	12/01/23	B	1,919,819
2,331	Infor (US), Inc., Term Loan B	5.249%	1-Month LIBOR	2.750%	2/01/22	B+	2,320,812
1,448	Informatica, Term Loan B	5.749%	1-Month LIBOR	3.250%	8/05/22	B+	1,446,335
973	Kronos Incorporated, Term Loan B	5.541%	3-Month LIBOR	3.000%	11/20/23	B	955,673
458	McAfee Holdings International, Inc., Term Loan, Second Lien	11.000%	1-Month LIBOR	8.500%	9/29/25	B–	466,354
1,423	McAfee LLC, Term Loan B	6.250%	1-Month LIBOR	3.750%	9/30/24	B+	1,417,206
319	Micro Focus International PLC, New Term Loan	4.999%	1-Month LIBOR	2.500%	6/21/24	BB–	309,510
2,156	Micro Focus International PLC, Term Loan B	4.999%	1-Month LIBOR	2.500%	6/21/24	BB–	2,090,200
1,249	Micro Focus International PLC, Term Loan B2	4.749%	1-Month LIBOR	2.250%	11/19/21	BB–	1,230,852
371	Misys, New Term Loan, Second Lien	10.053%	3-Month LIBOR	7.250%	6/13/25	BB–	352,025
127	Mitchell International, Inc., Initial Term Loan, First Lien	5.749%	1-Month LIBOR	3.250%	11/29/24	B	121,718
133	Mitchell International, Inc., Initial Term Loan, Second Lien	9.749%	1-Month LIBOR	7.250%	12/01/25	CCC	130,933
735	RP Crown Parent LLC, Term Loan B	5.249%	1-Month LIBOR	2.750%	10/15/23	B+	723,975
2,731	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B3, (DD1)	4.749%	1-Month LIBOR	2.250%	4/16/25	BB	2,680,050
1,050	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B4, (DD1)	4.749%	1-Month LIBOR	2.250%	4/16/25	BB	1,030,836
997	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B5	4.749%	1-Month LIBOR	2.250%	4/16/25	BB	980,219
3,480	TIBCO Software, Inc., Term Loan, First Lien	6.010%	1-Month LIBOR	3.500%	12/04/20	B+	3,461,154
24,417	Total Software						24,041,141

	Specialty Retail – 1.8% (1.1% of Total Investments)

622	Academy, Ltd., Term Loan B	6.514%	1-Month LIBOR	4.000%	7/01/22	CCC+	432,123
1,967	Petco Animal Supplies, Inc., Term Loan B1	5.994%	3-Month LIBOR	3.250%	1/26/23	B	1,516,302
1,239	Petsmart Inc., Term Loan B, First Lien	5.520%	1-Month LIBOR	3.000%	3/11/22	B–	1,041,639
157	Serta Simmons Holdings LLC, Term Loan, Second Lien, (DD1)	10.514%	1-Month LIBOR	8.000%	11/08/24	CCC	112,645
3,985	Total Specialty Retail						3,102,709

	Technology Hardware, Storage & Peripherals – 7.2% (4.4% of Total Investments)

2,680	BMC Software, Inc., Term Loan B	7.053%	3-Month LIBOR	4.250%	10/02/25	B	2,622,141
3,531	Dell International LLC, Refinancing Term Loan B	4.500%	1-Month LIBOR	2.000%	9/07/23	BBB–	3,487,475
1,781	Dell International LLC, Replacement Term Loan A2	4.250%	1-Month LIBOR	1.750%	9/07/21	BBB–	1,762,819
4,474	Western Digital, Term Loan B	4.260%	1-Month LIBOR	1.750%	4/29/23	BBB–	4,372,919
12,466	Total Technology Hardware, Storage & Peripherals						12,245,354

	Trading Companies & Distributors – 0.4% (0.3% of Total Investments)

750	Univar, Inc., Term Loan B	4.749%	1-Month LIBOR	2.250%	7/01/24	BB	736,301

	Transportation Infrastructure – 0.9% (0.5% of Total Investments)

500	Atlantic Aviation FBO Inc., Term Loan	6.270%	1-Month LIBOR	3.750%	12/06/25	BB	503,125
998	Ceva Group PLC, Term Loan, First Lien	6.553%	3-Month LIBOR	3.750%	8/04/25	BB–	988,772
1,498	Total Transportation Infrastructure						1,491,897

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Wireless Telecommunication Services – 1.7% (1.0% of Total Investments)

$2,948	Sprint Corporation, Term Loan, First Lien	5.000%	1-Month LIBOR	2.500%	2/02/24	BB+	$2,884,866
$255,413	Total Variable Rate Senior Loan Interests (cost $251,209,232)						241,757,611

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 16.3% (10.0% of Total Investments)

	Communications Equipment – 3.0% (1.8% of Total Investments)

$85	Avaya Holdings Corporation, 144A, (5), (7)			7.000%	4/01/19	N/R	$—
2,085	Avaya Holdings Corporation, 144A, (5), (7)			10.500%	3/01/21	N/R	—
3,509	Intelsat Jackson Holdings SA			5.500%	8/01/23	CCC+	3,188,804
1,790	Intelsat Jackson Holdings SA, 144A			9.750%	7/15/25	CCC+	1,863,837
7,469	Total Communications Equipment						5,052,641

	Containers & Packaging – 0.9% (0.6% of Total Investments)

1,502	Reynolds Group Issuer Inc.			5.750%	10/15/20	B+	1,507,825

	Diversified Telecommunication Services – 2.2% (1.4% of Total Investments)

582	CSC Holdings LLC, 144A			10.125%	1/15/23	B+	626,377
3,310	Intelsat Luxembourg SA			7.750%	6/01/21	CC	3,177,600
3,892	Total Diversified Telecommunication Services						3,803,977

	Health Care Providers & Services – 0.3% (0.2% of Total Investments)

350	Tenet Healthcare Corporation			4.750%	6/01/20	BB–	352,625
230	Tenet Healthcare Corporation			6.000%	10/01/20	BB	237,544
580	Total Health Care Providers & Services						590,169

	Hotels, Restaurants & Leisure – 1.3% (0.8% of Total Investments)

2,150	Scientific Games International Inc.			10.000%	12/01/22	B–	2,260,188

	Media – 3.6% (2.2% of Total Investments)

100	Charter Communications Operating LLC			3.579%	7/23/20	BBB–	100,258
345	DISH DBS Corporation			5.125%	5/01/20	BB–	345,862
1,000	DISH DBS Corporation			5.875%	11/15/24	BB–	828,750
2,835	iHeartCommunications Inc., (5)			9.000%	12/15/19	CCC	1,899,450
6,046	iHeartCommunications Inc., (5)			5.340%	2/01/21	CC	731,618
795	iHeartCommunications Inc., (5)			9.000%	3/01/21	CCC	530,663
1,985	Intelsat Luxembourg SA			8.125%	6/01/23	CCC–	1,651,272
13,106	Total Media						6,087,873

	Oil, Gas & Consumable Fuels – 1.8% (1.1% of Total Investments)

1,760	California Resources Corporation, 144A			8.000%	12/15/22	B–	1,412,400
400	Denbury Resources Inc.			6.375%	8/15/21	CCC+	330,000
1,340	Denbury Resources Inc., 144A			9.250%	3/31/22	B+	1,316,550
115	EP Energy LLC, 144A			9.375%	5/01/24	CCC	61,238
3,615	Total Oil, Gas & Consumable Fuels						3,120,188

	Pharmaceuticals – 0.5% (0.3% of Total Investments)

500	Bausch Health Companies Inc., 144A			6.500%	3/15/22	BB	516,875
310	Concordia International Corporation			8.000%	9/06/24	B–	294,500
810	Total Pharmaceuticals						811,375

	Semiconductors & Semiconductor Equipment – 0.1% (0.0% of Total Investments)

106	Advanced Micro Devices Inc.			7.500%	8/15/22	B+	115,010

	Software – 0.4% (0.2% of Total Investments)

625	Infor US Inc., 144A			5.750%	8/15/20	B+	634,250

JSD	Nuveen Short Duration Credit Opportunities Fund (continued)
Portfolio of Investments January 31, 2019
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Wireless Telecommunication Services – 2.2% (1.4% of Total Investments)

$2,750	Sprint Capital Corporation	7.875%	9/15/23	B+	$2,921,875
250	Sprint Capital Corporation	7.125%	6/15/24	B+	256,875
550	Sprint Communications Inc.	7.000%	8/15/20	B+	570,625
3,550	Total Wireless Telecommunication Services				3,749,375
$37,405	Total Corporate Bonds (cost $29,655,533)				27,732,871

Shares	Description (1)				Value

	COMMON STOCKS – 1.9% (1.2% of Total Investments)

	Diversified Consumer Services – 0.1% (0.1% of Total Investments)

27,611	Cengage Learning Holdings II Inc., (8), (9)				$106,993

	Energy Equipment & Services – 0.4% (0.3% of Total Investments)

12,611	C&J Energy Services Inc., (8)				202,659
28,730	Transocean Ltd				246,216
1,318	Vantage Drilling International, (8), (9)				305,776
	Total Energy Equipment & Services				754,651

	Health Care Providers & Services – 0.0% (0.0% of Total Investments)

12,290	Millennium Health LLC, (7), (8)				23,818
11,533	Millennium Health LLC, (7), (8)				22,342
13,189	Millennium Health LLC, (8), (9)				725
	Total Health Care Providers & Services				46,885

	Marine – 0.3% (0.2% of Total Investments)

10,185	HGIM Corporation, (9)				387,030
2,279	HGIM Corporation, (8), (9)				86,602
	Total Marine				473,632

	Media – 0.2% (0.1% of Total Investments)

25,780	Cumulus Media Inc., (8)				310,649

	Pharmaceuticals – 0.1% (0.0% of Total Investments)

4,093	Advanz Pharma Corporation, (8)				77,439

	Software – 0.8% (0.5% of Total Investments)
84,215	Avaya Holdings Corporation, (8)				1,424,076

	Specialty Retail – 0.0% (0.0% of Total Investments)
14,849	Gymboree Holding Corporation, (8), (9)				29,698
5,454	Gymboree Holding Corporation, (8), (9)				10,908
	Total Specialty Retail				40,606
	Total Common Stocks (cost $5,833,795)				3,234,931

Shares	Description (1)				Value

	COMMON STOCK RIGHTS – 0.2% (0.1% of Total Investments)

	Oil, Gas & Consumable Fuels – 0.2% (0.1% of Total Investments)

7,268	Fieldwood Energy LLC, (7), (8)				$228,345
1,468	Fieldwood Energy LLC, (8), (9)				48,444
	Total Common Stock Rights (cost $207,458)				276,789

Shares	Description (1)				Value

	WARRANTS – 0.0% (0.0% of Total Investments)

8,503	Avaya Holdings Corporation, (9)				$10,629
	Total Warrants (cost $565,168)				10,629
	Total Long-Term Investments (cost $287,471,186)				273,012,831

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 2.2% (1.3% of Total Investments)

	INVESTMENT COMPANIES – 2.2% (1.3% of Total Investments)

3,664,427	BlackRock Liquidity Funds T-Fund Portfolio (10)	2.290% (11)	$3,664,427
	Total Short-Term Investments (cost $3,664,427)		3,664,427
	Total Investments (cost $291,135,613) – 163.1%		276,677,258
	Borrowings – (42.4)% (12), (13)		(72,000,000)
	Term Preferred Shares, net of deferred offering costs – (20.4)% (14)		(34,661,696)
	Other Assets Less Liabilities – (0.3)% (15)		(327,237)
	Net Assets Applicable to Common Shares – 100%		$169,688,325

Investments in Derivatives

Credit Default Swaps – OTC Cleared

Referenced Entity	Buy/Sell Protection (16)	Notional Amount	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Maturity Date	Premiums Paid (Received)	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
Arconic Inc.	Buy	$2,000,000	1.000%	Quarterly	12/20/23	$251,209	$143,548	$(107,662)	$(3,703)
Ford Motor Co.	Buy	2,000,000	5.000	Quarterly	12/20/23	(206,846)	(225,128)	(18,282)	(12,552)
Total		$4,000,000				$44,363	$(81,580)	$(125,944)	$(16,255)
Total credit default swaps premiums paid						$251,209
Total credit default swaps premiums received						$(206,846)
Total receivable for variation margin on swap contracts									$—
Total payable for variation margin on swap contracts									$(16,255)

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)		Fixed Rate Payment Frequency	Maturity Date		Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	$35,000,000	Pay	1-Month LIBOR	2.500%	(17)	Monthly	11/01/20	(18)	$(52,850)	$(52,850)

JSD	Nuveen Short Duration Credit Opportunities Fund (continued)
Portfolio of Investments January 31, 2019
(Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(3)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(4)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)

As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(6)	Investment, or portion of investment, represents an outstanding unfunded senior loan commitment. See Notes to Financial Statements, Note 8 – Senior Loan Commitments for more information.

(7)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(9)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(10)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at the http://www.sec.gov.

(11)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(12)	Borrowings as a percentage of Total Investments is 26.0%.

(13)

The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(14)	Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 12.5%.

(15)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(16)

The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(17)

Effective November 1, 2017, the fixed rate paid by the Fund increased according to a predetermined schedule as specified in the swap contract. Additionally, this fixed rate increase will continue to occur every six months on specific dates through the swap contract’s termination date.

(18)	This interest rate swap has an optional early termination date beginning on November 1, 2018 and monthly thereafter through the termination date as specified in the swap contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

DD1	Portion of investment purchased on a delayed delivery basis.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

JQC	Nuveen Credit Strategies Income Fund Portfolio of Investments January 31, 2019
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	LONG-TERM INVESTMENTS – 157.1% (97.5% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 121.7% (75.6% of Total Investments) (2)

	Aerospace & Defense – 1.2% (0.7% of Total Investments)

$2,231	Rexnord LLC/ RBS Global, Inc., Term Loan, First Lien	4.499%	1-Month LIBOR	2.000%	8/21/24	BB+	$2,216,425
11,910	Transdigm, Inc., Term Loan E	4.999%	1-Month LIBOR	2.500%	5/30/25	BB	11,638,690
14,141	Total Aerospace & Defense						13,855,115

	Airlines – 3.6% (2.2% of Total Investments)

2,939	American Airlines, Inc., Replacement Term Loan	4.516%	1-Month LIBOR	2.000%	10/10/21	BB+	2,905,259
14,122	American Airlines, Inc., Term Loan 2025	4.252%	1-Month LIBOR	1.750%	6/27/25	BB+	13,564,618
7,840	American Airlines, Inc., Term Loan B	4.500%	1-Month LIBOR	2.000%	4/28/23	BB+	7,615,854
3,438	American Airlines, Inc., Term Loan B	4.509%	1-Month LIBOR	2.000%	12/14/23	BB+	3,340,062
14,708	United Air Lines, Inc., Term Loan B	4.249%	1-Month LIBOR	1.750%	4/01/24	BBB–	14,511,600
43,047	Total Airlines						41,937,393

	Automobiles – 1.2% (0.8% of Total Investments)

14,850	Navistar, Inc., Tranche B, Term Loan	6.020%	1-Month LIBOR	3.500%	11/06/24	BB–	14,655,168

	Beverages – 1.2% (0.8% of Total Investments)

14,756	Jacobs Douwe Egberts, Term Loan B	4.563%	3-Month LIBOR	2.000%	11/01/25	BB	14,620,852

	Biotechnology – 0.2% (0.2% of Total Investments)

2,977	Grifols, Inc., Term Loan B	4.664%	1-Week LIBOR	2.250%	1/31/25	BB+	2,944,404

	Building Products – 1.5% (0.9% of Total Investments)

17,766	Quikrete Holdings, Inc., Term Loan B, (DD1)	5.249%	1-Month LIBOR	2.750%	11/15/23	BB–	17,262,417

	Capital Markets – 3.0% (1.8% of Total Investments)

14,810	Capital Automotive LP, Term Loan, First Lien	5.000%	1-Month LIBOR	2.500%	3/25/24	B+	14,458,766
20,825	RPI Finance Trust, Term Loan B6, (5)	4.499%	1-Month LIBOR	2.000%	3/27/23	BBB–	20,657,541
35,635	Total Capital Markets						35,116,307

	Chemicals – 2.2% (1.4% of Total Investments)

13,730	Axalta Coating Systems, Term Loan, First Lien, (DD1)	4.553%	3-Month LIBOR	1.750%	6/01/24	BBB–	13,504,808
9,113	Ineos US Finance LLC, Term Loan	4.499%	1-Month LIBOR	2.000%	4/01/24	BBB-	8,870,901
3,929	Platform Specialty Products Corporation, Tranche B6, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BB–	3,926,321
26,772	Total Chemicals						26,302,030

	Commercial Services & Supplies – 3.8% (2.3% of Total Investments)

18,178	ADS Waste Holdings, Inc., Term Loan B	4.664%	1-Week LIBOR	2.250%	11/10/23	BB+	18,021,457
15,123	Formula One Group, Term Loan B	4.999%	1-Month LIBOR	2.500%	2/01/24	B+	14,606,343
4,331	Getty Images, Inc., Term Loan B, First Lien	5.999%	1-Month LIBOR	3.500%	10/18/19	B–	4,312,145
3,541	Monitronics International, Inc., Term Loan B2, First Lien	8.303%	3-Month LIBOR	5.500%	9/30/22	CCC+	3,117,843
4,329	Trans Union LLC, Term Loan B3	4.499%	1-Month LIBOR	2.000%	4/10/23	BB+	4,281,522
45,502	Total Commercial Services & Supplies						44,339,310

	Communications Equipment – 2.2% (1.4% of Total Investments)

5,000	Mitel US Holdings, Inc., Term Loan, First Lien	6.999%	1-Month LIBOR	4.500%	11/30/25	B	4,938,750
14,981	MultiPlan, Inc., Term Loan B	5.553%	3-Month LIBOR	2.750%	6/07/23	B+	14,536,474
7,149	Plantronics, Term Loan B	4.999%	1-Month LIBOR	2.500%	7/02/25	BB+	6,975,824
27,130	Total Communications Equipment						26,451,048

JQC	Nuveen Credit Strategies Income Fund (continued)
Portfolio of Investments January 31, 2019
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Containers & Packaging – 0.2% (0.1% of Total Investments)

$1,397	Berry Global, Inc., Term Loan Q	4.516%	1-Month LIBOR	2.000%	10/01/22	BBB–	$1,386,412
865	Kronos Incorporated, Term Loan B, Second Lien	4.513%	1-Month LIBOR	2.000%	4/03/25	BBB	865,934
2,262	Total Containers & Packaging						2,252,346

	Diversified Consumer Services – 2.2% (1.3% of Total Investments)

7,478	Cengage Learning Acquisitions, Inc., Term Loan B	6.769%	1-Month LIBOR	4.250%	6/07/23	B	6,371,579
19,069	Laureate Education, Inc., Term Loan B	6.549%	1-Month LIBOR	3.500%	4/26/24	B+	19,013,517
26,547	Total Diversified Consumer Services						25,385,096

	Diversified Financial Services – 3.0% (1.9% of Total Investments)

14,681	Hilton Hotels, Term Loan B	4.260%	1-Month LIBOR	1.750%	10/25/23	BBB–	14,553,023
1,262	Lions Gate Entertainment Corp., Term Loan B	4.749%	1-Month LIBOR	2.250%	3/24/25	BB	1,243,931
11,668	Travelport LLC, Term Loan B, (DD1)	5.116%	3-Month LIBOR	2.500%	3/17/25	B+	11,641,534
12,261	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien, (6)	8.499%	N/A	N/A	6/30/22	CCC	8,337,510
39,872	Total Diversified Financial Services						35,775,998

	Diversified Telecommunication Services – 4.6% (2.8% of Total Investments)

11,544	CenturyLink, Inc., Initial Term Loan A	5.249%	1-Month LIBOR	2.750%	11/01/22	BBB–	11,342,278
1,950	CenturyLink, Inc., Term Loan B	5.249%	1-Month LIBOR	2.750%	1/31/25	BBB–	1,868,414
766	Intelsat Jackson Holdings, S.A., Term Loan B4	7.002%	1-Month LIBOR	4.500%	1/02/24	B+	779,146
1,226	Intelsat Jackson Holdings, S.A., Term Loan B5	6.625%	N/A	N/A	1/02/24	B+	1,231,558
11,144	Level 3 Financing, Inc., Tranche B, Term Loan, (5)	4.756%	1-Month LIBOR	2.250%	2/22/24	BBB–	10,967,985
8,977	Numericable Group S.A., Term Loan B13	6.509%	1-Month LIBOR	4.000%	8/14/26	B	8,494,959
20,000	Ziggo B.V., Term Loan E, (5)	5.009%	1-Month LIBOR	2.500%	4/15/25	BB	19,383,600
55,607	Total Diversified Telecommunication Services						54,067,940

	Electric Utilities – 2.1% (1.3% of Total Investments)

15,318	Texas Competitive Electric Holdings LLC, Exit Term Loan B	4.499%	1-Month LIBOR	2.000%	8/01/23	BBB–	15,107,427
9,477	Vistra Operations Co., Term Loan B3	4.505%	1-Month LIBOR	2.000%	12/31/25	BBB–	9,317,484
24,795	Total Electric Utilities						24,424,911

	Energy Equipment & Services – 0.1% (0.0% of Total Investments)

892	Seadrill Partners LLC, Initial Term Loan	8.803%	3-Month LIBOR	6.000%	2/21/21	CCC+	721,253

	Equity Real Estate Investment Trusts – 1.3% (0.8% of Total Investments)

8,082	Communications Sales & Leasing, Inc., Shortfall Term Loan	5.499%	1-Month LIBOR	3.000%	10/24/22	B–	7,600,257
7,342	Realogy Group LLC, Term Loan B	4.758%	1-Month LIBOR	2.250%	2/08/25	BB+	7,174,270
15,424	Total Equity Real Estate Investment Trusts						14,774,527

	Food & Staples Retailing – 3.5% (2.2% of Total Investments)

5,072	Albertson’s LLC, Term Loan B6	5.691%	3-Month LIBOR	3.000%	6/22/23	BB	5,003,437
19,509	Albertson’s LLC, Term Loan B7	5.499%	1-Month LIBOR	3.000%	11/17/25	BB	19,136,820
17,863	US Foods, Inc., Term Loan B	4.499%	1-Month LIBOR	2.000%	6/27/23	BBB–	17,604,749
42,444	Total Food & Staples Retailing						41,745,006

	Food Products – 1.7% (1.1% of Total Investments)

5,000	Chobani, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B+	4,811,250
15,483	JBS USA LLC, Term Loan B, (DD1)	5.301%	3-Month LIBOR	2.500%	10/30/22	BB+	15,352,899
20,483	Total Food Products						20,164,149

	Health Care Equipment & Supplies – 3.6% (2.2% of Total Investments)

16,834	Acelity, Term Loan B, (DD1)	6.053%	3-Month LIBOR	3.250%	2/02/24	B+	16,757,164
5,878	DJO Finance LLC, Term Loan B, First Lien	5.827%	1-Month LIBOR	3.250%	6/08/20	B+	5,874,557
12,298	Onex Carestream Finance LP, Term Loan, First Lien	8.249%	1-Month LIBOR	5.750%	2/28/21	B+	12,021,735

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Health Care Equipment & Supplies (continued)

$7,954	Onex Carestream Finance LP, Term Loan, Second Lien	11.999%	1-Month LIBOR	9.500%	6/07/21	B–	$7,834,388
42,964	Total Health Care Equipment & Supplies						42,487,844

	Health Care Providers & Services – 8.6% (5.4% of Total Investments)

3,192	Acadia Healthcare, Inc., Term Loan B3	4.999%	1-Month LIBOR	2.500%	2/11/22	BB	3,150,474
9,967	Ardent Health, Term Loan, First Lien	6.999%	1-Month LIBOR	4.500%	6/30/25	B+	9,927,985
5,934	Community Health Systems, Inc., Term Loan H	5.957%	3-Month LIBOR	3.250%	1/27/21	BB	5,848,922
14,364	ConvaTec Healthcare, Term Loan B	5.053%	3-Month LIBOR	2.250%	10/25/23	BB	14,270,760
4,987	DaVita HealthCare Partners, Inc., Tranche B, Term Loan	5.249%	1-Month LIBOR	2.750%	6/24/21	BBB–	4,978,019
7,000	Envision Healthcare Corporation, Initial Term Loan	6.249%	1-Month LIBOR	3.750%	10/10/25	B+	6,613,250
6,910	HCA, Inc., Term Loan B11	4.249%	1-Month LIBOR	1.750%	3/17/23	BBB–	6,886,990
12,674	Kindred at Home Hospice, Term Loan B	6.250%	1-Month LIBOR	3.750%	7/02/25	B+	12,610,747
4,500	Lifepoint Health, Inc., Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B+	4,401,000
9,201	Millennium Laboratories, Inc., Term Loan B, First Lien	8.999%	1-Month LIBOR	6.500%	12/21/20	CCC+	5,185,453
9,314	Pharmaceutical Product Development, Inc., Term Loan B	4.999%	1-Month LIBOR	2.500%	8/18/22	BB–	9,145,555
7,940	PharMerica, Term Loan, First Lien	6.008%	1-Month LIBOR	3.500%	12/06/24	B+	7,928,844
161	Quorum Health Corp., Term Loan B	9.249%	1-Month LIBOR	6.750%	4/29/22	B+	161,123
10,949	Select Medical Corporation, Term Loan B	5.012%	1-Month LIBOR	2.500%	3/06/25	BB	10,853,661
107,093	Total Health Care Providers & Services						101,962,783

	Health Care Technology – 0.4% (0.3% of Total Investments)

5,273	Emdeon, Inc., Term Loan, (5)	5.249%	1-Month LIBOR	2.750%	3/01/24	B+	5,168,410

	Hotels, Restaurants & Leisure – 12.6% (7.8% of Total Investments)

2,805	Aramark Corporation, Term Loan	4.249%	1-Month LIBOR	1.750%	3/11/25	BBB–	2,790,975
17,462	Burger King Corporation, Term Loan B3	4.749%	1-Month LIBOR	2.250%	2/16/24	BB–	17,205,207
12,622	Caesars Entertainment Operating Company, Inc., Term Loan B	4.499%	1-Month LIBOR	2.000%	10/06/24	BB	12,401,606
18,315	Caesars Resort Collection, Term Loan, First Lien	5.249%	1-Month LIBOR	2.750%	12/23/24	BB	18,093,022
1,084	CCM Merger, Inc., Term Loan B	4.749%	1-Month LIBOR	2.250%	8/09/21	BB	1,075,996
5,459	Las Vegas Sands Corporation, Term Loan B	4.249%	1-Month LIBOR	1.750%	3/27/25	BBB	5,369,199
21,996	Life Time Fitness, Inc., Term Loan B	5.457%	3-Month LIBOR	2.750%	6/10/22	BB–	21,724,906
12,000	Marriott Ownership Resorts Inc., Term Loan, 1L	4.749%	1-Month LIBOR	2.250%	8/29/25	BBB–	11,932,560
4,668	MGM Growth Properties, Term Loan B	4.414%	1-Month LIBOR	2.000%	3/21/25	BBB–	4,601,271
17,933	Scientific Games Corp., Initial Term Loan B5	5.249%	1-Month LIBOR	2.750%	8/14/24	BB–	17,411,458
8,965	Stars Group Holdings, Term Loan B	6.303%	3-Month LIBOR	3.500%	7/10/25	B+	8,896,214
15,496	Station Casino LLC, Term Loan B	5.000%	1-Month LIBOR	2.500%	6/08/23	BB–	15,343,171
2,494	Wyndham International, Inc., Term Loan B	4.249%	1-Month LIBOR	1.750%	5/30/25	BBB–	2,457,229
9,729	YUM Brands, Term Loan B	4.263%	1-Month LIBOR	1.750%	4/03/25	BBB–	9,661,790
151,028	Total Hotels, Restaurants & Leisure						148,964,604

	Household Durables – 1.7% (1.0% of Total Investments)

22,848	Serta Simmons Holdings LLC, Term Loan, First Lien	6.013%	1-Month LIBOR	3.500%	11/08/23	B–	19,592,147

	Household Products – 2.4% (1.5% of Total Investments)

9,750	Energizer Holdings, Term Loan B	4.758%	1-Month LIBOR	2.250%	12/17/25	BB+	9,695,156
19,265	Reynolds Group Holdings, Inc., Term Loan, First Lien	5.249%	1-Month LIBOR	2.750%	2/05/23	B+	19,028,656
29,015	Total Household Products						28,723,812

	Insurance – 0.8% (0.5% of Total Investments)

9,785	Hub International Holdings, Inc., Term Loan B	5.514%	3-Month LIBOR	2.750%	4/25/25	B	9,454,695

	Interactive Media & Services – 2.6% (1.6% of Total Investments)

18,021	Ancestry.com, Inc., Term Loan, First Lien	5.750%	1-Month LIBOR	3.250%	10/19/23	B	17,750,409
10,023	Dynatrace, Term Loan, First Lien	5.749%	1-Month LIBOR	3.250%	8/22/25	B+	9,931,792

JQC	Nuveen Credit Strategies Income Fund (continued)
Portfolio of Investments January 31, 2019
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Interactive Media & Services (continued)

$306	Dynatrace, Term Loan, Second Lien	9.499%	1-Month LIBOR	7.000%	8/21/26	CCC+	$305,542
4,000	SkillSoft Corporation, Term Loan, Second Lien	10.749%	1-Month LIBOR	8.250%	4/28/22	CCC–	2,120,000
32,350	Total Interactive Media & Services						30,107,743

	IT Services – 6.1% (3.8% of Total Investments)

2,000	First Data Corporation, Term Loan A, (WI/DD)	TBD	TBD	TBD	TBD	BB	1,989,060
17,324	First Data Corporation, Term Loan, First Lien	4.519%	1-Month LIBOR	2.000%	4/26/24	BB+	17,278,701
7,653	First Data Corporation, Term Loan, First Lien	4.519%	1-Month LIBOR	2.000%	7/10/22	BB+	7,632,221
7,304	GTT Communications, Inc., Term Loan, First Lien	5.250%	1-Month LIBOR	2.750%	6/02/25	BB–	6,878,705
2,738	Neustar, Inc., Term Loan B3	4.999%	1-Month LIBOR	2.500%	1/08/20	BB–	2,726,687
18,670	Sabre, Inc., Term Loan B	4.499%	1-Month LIBOR	2.000%	2/22/24	BB	18,452,580
5,167	Syniverse Holdings, Inc., Tranche Term Loan C	7.509%	1-Month LIBOR	5.000%	3/09/23	B	4,701,902
12,810	Tempo Acquisition LLC, Term Loan B, (5)	5.499%	1-Month LIBOR	3.000%	5/01/24	B+	12,604,082
73,666	Total IT Services						72,263,938

	Machinery – 1.1% (0.7% of Total Investments)

12,876	Gardner Denver, Inc., Term Loan B	5.249%	1-Month LIBOR	2.750%	7/30/24	BB+	12,826,018

	Marine – 0.2% (0.1% of Total Investments)

2,669	Harvey Gulf International Marine, Inc., Exit Term Loan	8.508%	6-Month LIBOR	6.000%	7/02/23	B	2,658,891

	Media – 11.8% (7.3% of Total Investments)

7,067	Acquisitions Cogeco Cable II L.P., Term Loan, First Lien	4.874%	1-Month LIBOR	2.375%	1/03/25	BB–	6,940,999
3,495	Advantage Sales & Marketing, Inc., Term Loan, First Lien	5.749%	1-Month LIBOR	3.250%	7/23/21	B+	3,089,469
145	Catalina Marketing Corporation, Delayed Draw Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	N/R	145,494
544	Catalina Marketing Corporation, DIP Term Loan, First Lien	8.008%	3-Month LIBOR	5.500%	6/14/19	N/R	469,407
218	Catalina Marketing Corporation, Term Loan A	12.514%	1-Month LIBOR	10.000%	6/14/19	N/R	218,240
236	Catalina Marketing Corporation, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	N/R	236,427
3,294	Catalina Marketing Corporation, Term Loan, First Lien, (6)	0.000%	N/A	N/A	4/09/21	D	296,420
10,932	Charter Communications Operating Holdings LLC, Term Loan B	4.500%	1-Month LIBOR	2.000%	4/30/25	BBB–	10,804,932
10,887	Cineworld Group PLC, Term Loan B	4.999%	1-Month LIBOR	2.500%	2/28/25	BB–	10,653,419
1,290	Clear Channel Communications, Inc., Tranche D, Term Loan, (6)	0.000%	N/A	N/A	1/30/19	CCC	875,312
1,358	Clear Channel Communications, Inc., Term Loan E, (6)	0.000%	N/A	N/A	7/30/19	CCC	921,353
4,218	CSC Holdings LLC, Term Loan B	5.009%	1-Month LIBOR	2.500%	1/25/26	BB+	4,133,762
18,330	Cumulus Media, Inc., Exit Term Loan	7.000%	1-Month LIBOR	4.500%	5/13/22	B	17,743,471
5,000	Intelsat Jackson Holdings, S.A., Term Loan B	6.252%	1-Month LIBOR	3.750%	11/30/23	B+	4,970,550
16,880	Meredith Corporation, Tranche Term Loan B1, (DD1)	5.249%	1-Month LIBOR	2.750%	1/31/25	BB	16,806,105
2,502	Nexstar Broadcasting, Inc., Term Loan B3	4.752%	1-Month LIBOR	2.250%	1/17/24	BB+	2,428,869
433	Nexstar Broadcasting, Inc., Term Loan B3	4.756%	1-Month LIBOR	2.250%	1/17/24	BB+	419,903
4,962	Sinclair Television Group, Term Loan B2	4.750%	1-Month LIBOR	2.250%	1/31/24	BB+	4,935,131
4,332	Springer Science & Business Media, Inc., Term Loan B13, First Lien	5.999%	1-Month LIBOR	3.500%	8/15/22	B	4,319,926
25,238	Tribune Media Company, Term Loan C	5.499%	1-Month LIBOR	3.000%	1/27/24	BB+	25,159,170
12,000	Virgin Media Investment Holdings Limited, Term Loan K	5.009%	1-Month LIBOR	2.500%	1/15/26	BB+	11,806,740
12,189	WideOpenWest Finance LLC, Term Loan B	5.753%	1-Month LIBOR	3.250%	8/18/23	B	11,677,546
145,550	Total Media						139,052,645

	Multiline Retail – 0.8% (0.5% of Total Investments)

120	Belk, Inc., Term Loan B, First Lien, (DD1)	7.365%	2-Month LIBOR	4.750%	12/12/22	B	95,605
9,925	EG America LLC, Term Loan, First Lien	6.813%	3-Month LIBOR	4.000%	2/07/25	B	9,612,377
10,045	Total Multiline Retail						9,707,982

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Oil, Gas & Consumable Fuels – 1.2% (0.8% of Total Investments)

$4,000	California Resources Corporation, Term Loan B	7.252%	1-Month LIBOR	4.750%	12/31/22	B	$3,931,660
4,969	Fieldwood Energy LLC, Exit Term Loan	7.749%	1-Month LIBOR	5.250%	4/11/22	BB–	4,574,617
6,895	Fieldwood Energy LLC, Exit Term Loan, second Lien	9.749%	1-Month LIBOR	7.250%	4/11/23	B+	5,960,340
15,864	Total Oil, Gas & Consumable Fuels						14,466,617

	Personal Products – 2.2% (1.4% of Total Investments)

5,850	Coty, Inc., Term Loan A	4.271%	1-Month LIBOR	1.750%	4/05/23	BB	5,689,125
4,975	Coty, Inc., Term Loan B	4.771%	1-Month LIBOR	2.250%	4/07/25	BB	4,735,578
21,257	Revlon Consumer Products Corporation, Term Loan B, First Lien	6.207%	3-Month LIBOR	3.500%	11/16/20	B–	15,245,912
32,082	Total Personal Products						25,670,615

	Pharmaceuticals – 1.2% (0.7% of Total Investments)

14,862	Alphabet Holding Company, Inc., Initial Term Loan, First Lien	5.999%	1-Month LIBOR	3.500%	9/26/24	B–	13,552,588
659	Valeant Pharmaceuticals International, Inc., Term Loan, First Lien	5.513%	1-Month LIBOR	3.000%	6/02/25	BB	652,654
15,521	Total Pharmaceuticals						14,205,242

	Professional Services – 2.3% (1.4% of Total Investments)

941	Ceridian HCM Holding, Inc., Term Loan B	5.749%	1-Month LIBOR	3.250%	4/30/25	B	932,427
19,148	On Assignment, Inc., Term Loan B	4.499%	1-Month LIBOR	2.000%	4/02/25	BB	18,941,999
8,930	Skillsoft Corporation, Initial Term Loan, First Lien	7.249%	1-Month LIBOR	4.750%	4/28/21	B–	7,335,365
29,019	Total Professional Services						27,209,791

	Real Estate Management & Development – 1.2% (0.7% of Total Investments)

14,214	GGP, Term Loan B	4.999%	1-Month LIBOR	2.500%	8/27/25	BB+	13,635,637

	Road & Rail – 1.1% (0.7% of Total Investments)

12,818	Avolon LLC, Term Loan B	4.503%	1-Month LIBOR	2.000%	1/15/25	BBB–	12,708,381

	Semiconductors & Semiconductor Equipment – 2.6% (1.6% of Total Investments)

6,500	Cabot Microelectronics, Term Loan B	4.750%	1-Month LIBOR	2.250%	11/14/25	BB+	6,459,375
5,811	Lumileds, Term Loan B	6.205%	3-Month LIBOR	3.500%	6/30/24	B+	4,413,189
14,017	Microchip Technology., Inc., Term Loan B	4.500%	1-Month LIBOR	2.000%	5/29/25	BBB–	13,824,431
6,302	ON Semiconductor Corporation, Term Loan B3	4.249%	1-Month LIBOR	1.750%	3/31/23	BBB–	6,236,407
32,630	Total Semiconductors & Semiconductor Equipment						30,933,402

	Software – 12.2% (7.6% of Total Investments)

6,030	Blackboard, Inc., Term Loan B4	7.780%	3-Month LIBOR	5.000%	6/30/21	B–	5,675,436
18,660	Ellucian, Term Loan B, First Lien	6.053%	3-Month LIBOR	3.250%	9/30/22	B	18,303,829
10,321	Greeneden U.S. Holdings II LLC, Term Loan B	5.749%	1-Month LIBOR	3.250%	12/01/23	B	10,108,018
18,158	Infor (US), Inc., Term Loan B, (5)	5.249%	1-Month LIBOR	2.750%	2/01/22	B+	18,080,604
5,379	Informatica, Term Loan B	5.749%	1-Month LIBOR	3.250%	8/05/22	B+	5,374,208
4,975	IQVIA Inc., Term Loan, 1L	4.249%	1-Month LIBOR	1.750%	6/11/25	BBB–	4,906,594
2,919	Kronos Incorporated, Term Loan B	5.541%	3-Month LIBOR	3.000%	11/20/23	B	2,867,019
15,169	Kronos Incorporated, Term Loan B, Second Lien	10.791%	3-Month LIBOR	8.250%	11/01/24	CCC	15,450,309
1,915	Micro Focus International PLC, New Term Loan	4.999%	1-Month LIBOR	2.500%	6/21/24	BB–	1,857,062
12,935	Micro Focus International PLC, Term Loan B	4.999%	1-Month LIBOR	2.500%	6/21/24	BB–	12,541,201
10,209	Micro Focus International PLC, Term Loan B2	4.749%	1-Month LIBOR	2.250%	11/19/21	BB–	10,062,645
1,213	Misys, New Term Loan, Second Lien	10.053%	3-Month LIBOR	7.250%	6/13/25	BB–	1,149,734
3,940	RP Crown Parent LLC, Term Loan B	5.249%	1-Month LIBOR	2.750%	10/15/23	B+	3,880,603
11,239	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B3	4.749%	1-Month LIBOR	2.250%	4/16/25	BB	11,028,677
4,323	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B4	4.749%	1-Month LIBOR	2.250%	4/16/25	BB	4,241,993
18,653	TIBCO Software, Inc., Term Loan, First Lien	6.010%	1-Month LIBOR	3.500%	12/04/20	B+	18,550,225
146,038	Total Software						144,078,157

JQC	Nuveen Credit Strategies Income Fund (continued)
Portfolio of Investments January 31, 2019
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Specialty Retail – 0.9% (0.6% of Total Investments)

$703	Academy, Ltd., Term Loan B	6.514%	1-Month LIBOR	4.000%	7/01/22	CCC+	$488,334
3,661	Petco Animal Supplies, Inc., Term Loan B1	5.994%	3-Month LIBOR	3.250%	1/26/23	B	2,822,659
8,661	Petsmart Inc., Term Loan B, First Lien	5.520%	1-Month LIBOR	3.000%	3/11/22	B–	7,284,455
313	Serta Simmons Holdings LLC, Term Loan, Second Lien	10.514%	1-Month LIBOR	8.000%	11/08/24	CCC	225,290
13,338	Total Specialty Retail						10,820,738

	Technology Hardware, Storage & Peripherals – 2.3% (1.4% of Total Investments)

5,000	BMC Software, Inc., Term Loan B	7.053%	3-Month LIBOR	4.250%	10/02/25	B	4,891,975
14,868	Dell International LLC, Refinancing Term Loan B	4.500%	1-Month LIBOR	2.000%	9/07/23	BBB–	14,686,437
7,148	Western Digital, Term Loan B	4.260%	1-Month LIBOR	1.750%	4/29/23	BBB–	6,987,095
27,016	Total Technology Hardware, Storage & Peripherals						26,565,507

	Trading Companies & Distributors – 2.5% (1.6% of Total Investments)

10,890	HD Supply Waterworks, Ltd., Term Loan B	5.721%	3-Month LIBOR	3.000%	8/01/24	B+	10,794,713
19,176	Univar, Inc., Term Loan B	4.749%	1-Month LIBOR	2.250%	7/01/24	BB	18,821,818
30,066	Total Trading Companies & Distributors						29,616,531

	Transportation Infrastructure – 0.1% (0.1% of Total Investments)

524	Standard Aero, Canadien Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	N/R	523,070
976	Standard Aero, USD Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB	972,910
1,500	Total Transportation Infrastructure						1,495,980

	Wireless Telecommunication Services – 0.4% (0.3% of Total Investments)

4,913	Sprint Corporation, Term Loan, First Lien	5.000%	1-Month LIBOR	2.500%	2/02/24	BB+	4,808,109
$1,491,083	Total Variable Rate Senior Loan Interests (cost $1,487,300,315)						1,435,981,489

Principal Amount (000)	Description (1)	Coupon			Maturity	Ratings (4)	Value

	CORPORATE BONDS – 29.4% (18.1% of Total Investments)

	Airlines – 0.4% (0.3% of Total Investments)

$5,000	American Airlines Group Inc., 144A, (5)	4.625%			3/01/20	BB–	$5,000,000

	Banks – 0.3% (0.2% of Total Investments)

3,000	JPMorgan Chase & Company, (3-Month LIBOR reference rate + 0.680% spread), (15)	3.418%			6/01/21	AA–	3,007,404

	Communications Equipment – 1.0% (0.6% of Total Investments)

19,375	Avaya Holdings Corporation, 144A, (6), (7)	7.000%			4/01/19	N/R	–
9,250	Avaya Holdings Corporation, 144A, (6), (7)	10.500%			3/01/21	N/R	–
8,510	CommScope Technologies LLC, 144A, (5)	6.000%			6/15/25	BB–	8,041,950
3,612	Intelsat Jackson Holdings SA, (5)	5.500%			8/01/23	CCC+	3,282,405
40,747	Total Communications Equipment						11,324,355

	Consumer Finance – 1.9% (1.1% of Total Investments)

5,000	DAE Funding LLC, 144A, (5)	5.250%			11/15/21	BB+	5,037,500
10,000	Refinitiv US Holdings Inc., 144A, (5)	6.250%			5/15/26	BB+	9,825,000
7,000	Verscend Escrow Corporation, 144A, (5)	9.750%			8/15/26	CCC+	7,026,250
22,000	Total Consumer Finance						21,888,750

	Diversified Financial Services – 0.3% (0.2% of Total Investments)

3,000	Park Aerospace Holdings Ltd, 144A, (5)	5.500%			2/15/24	BB	3,048,750

	Diversified Telecommunication Services – 1.0% (0.6% of Total Investments)

3,000	CenturyLink Inc.	6.450%			6/15/21	BB	3,053,400
4,000	CenturyLink Inc.	5.800%			3/15/22	BB	4,008,520
2,000	CommScope Inc., 144A	5.000%			6/15/21	BB–	1,997,500

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Diversified Telecommunication Services (continued)

$3,413	Intelsat Luxembourg SA	7.750%	6/01/21	CC	$3,276,480
12,413	Total Diversified Telecommunication Services				12,335,900

	Food Products – 0.7% (0.4% of Total Investments)

3,000	B&G Foods Inc., (5)	5.250%	4/01/25	BB–	2,941,500
5,000	ESAL GmbH, 144A, (5)	6.250%	2/05/23	BB–	5,025,000
8,000	Total Food Products				7,966,500

	Health Care Equipment & Supplies – 2.0% (1.2% of Total Investments)

17,500	DJO Finance LLC, 144A, (5)	8.125%	6/15/21	CCC	18,186,000
4,965	Kinetic Concepts Inc. / KCI USA Inc., 144A, (5)	7.875%	2/15/21	B+	5,064,300
22,465	Total Health Care Equipment & Supplies				23,250,300

	Health Care Providers & Services – 7.7% (4.8% of Total Investments)

17,000	Centene Corporation	4.750%	1/15/25	BB+	17,233,750
4,000	Centene Corporation, 144A, (5)	5.375%	6/01/26	BB+	4,146,200
4,000	HCA Inc., (5)	6.500%	2/15/20	BBB–	4,110,000
4,000	HCA Inc., (5)	5.250%	6/15/26	BBB–	4,215,000
16,000	Molina Healthcare Inc., (5)	5.375%	11/15/22	BB–	16,300,000
5,000	Molina Healthcare Inc., 144A, (5)	4.875%	6/15/25	BB–	4,887,500
12,650	Polaris Intermediate Corporation, 144A, (5)	8.500%	12/01/22	B–	12,144,000
1,200	Select Medical Corporation, (5)	6.375%	6/01/21	B–	1,206,000
1,500	Tenet Healthcare Corporation	4.750%	6/01/20	BB–	1,511,250
9,500	Tenet Healthcare Corporation, (5)	6.000%	10/01/20	BB	9,811,600
5,500	Tenet Healthcare Corporation	5.125%	5/01/25	BB–	5,372,895
8,000	WellCare Health Plans Inc., (5)	5.250%	4/01/25	BB	8,160,000
1,500	WellCare Health Plans Inc., 144A	5.375%	8/15/26	BB	1,533,750
89,850	Total Health Care Providers & Services				90,631,945

	Health Care Technology – 1.2% (0.7% of Total Investments)

14,840	CHANGE HEALTH / FIN INC., 144A, (5)	5.750%	3/01/25	B–	14,209,300

	Hotels, Restaurants & Leisure – 0.9% (0.5% of Total Investments)

4,000	International Game Technology PLC, 144A	6.250%	2/15/22	BB+	4,140,000
3,250	Scientific Games International Inc.	6.250%	9/01/20	CCC+	3,217,500
3,080	Scientific Games International Inc., (5)	10.000%	12/01/22	B–	3,237,850
10,330	Total Hotels, Restaurants & Leisure				10,595,350

	Media – 3.4% (2.1% of Total Investments)

3,000	CCO Holdings LLC	5.250%	9/30/22	BB+	3,032,775
4,000	CCO Holdings LLC, 144A, (5)	5.125%	5/01/23	BB+	4,053,520
2,860	CSC Holdings LLC, 144A	5.375%	7/15/23	BB	2,888,600
5,000	CSC Holdings LLC, 144A, (5)	5.500%	4/15/27	BB	4,887,400
10,609	iHeartCommunications Inc., (6)	9.000%	12/15/19	CCC	7,108,030
42,258	iHeartCommunications Inc., (6)	5.340%	2/01/21	CC	5,113,238
240	iHeartCommunications Inc., (6)	9.000%	3/01/21	CCC	160,200
2,000	Nielsen Company Luxembourg SARL, 144A	5.500%	10/01/21	BB	2,015,600
12,000	Univision Communications Inc., 144A, (5)	5.125%	5/15/23	B	11,220,000
81,967	Total Media				40,479,363

	Oil, Gas & Consumable Fuels – 0.7% (0.5% of Total Investments)

11,000	California Resources Corporation, 144A	8.000%	12/15/22	B–	8,827,500

	Pharmaceuticals – 2.3% (1.4% of Total Investments)

9,500	Bausch Health Companies Inc., 144A, (5)	6.500%	3/15/22	BB	9,820,625
2,000	Bausch Health Companies Inc., 144A	7.000%	3/15/24	BB	2,098,750
6,000	Bausch Health Companies Inc., 144A, (5)	5.500%	11/01/25	BB	5,984,160
9,400	Teva Pharmaceutical Finance Netherlands III BV	2.200%	7/21/21	BBB	8,885,202
26,900	Total Pharmaceuticals				26,788,737

JQC	Nuveen Credit Strategies Income Fund (continued)
Portfolio of Investments January 31, 2019
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Real Estate Management & Development – 0.5% (0.3% of Total Investments)

$6,000	Realogy Group LLC, 144A, (5)	5.250%	12/01/21	B+	$5,997,720

	Specialty Retail – 0.9% (0.6% of Total Investments)

5,825	PetSmart Inc., 144A	5.875%	6/01/25	B–	4,574,373
6,428	WEX Inc., 144A, (5)	4.750%	2/01/23	BB–	6,347,650
12,253	Total Specialty Retail				10,922,023

	Technology Hardware, Storage & Peripherals – 1.1% (0.7% of Total Investments)

5,000	Dell International LLC, 144A, (5)	5.875%	6/15/21	BB+	5,081,111
5,000	Dell International LLC, 144A, (5)	7.125%	6/15/24	BB+	5,273,008
3,000	Western Digital Corporation	4.750%	2/15/26	BBB–	2,790,000
13,000	Total Technology Hardware, Storage & Peripherals				13,144,119

	Wireless Telecommunication Services – 3.1% (1.9% of Total Investments)

1,000	Hughes Satellite Systems Corporation, (5)	6.625%	8/01/26	BB–	962,500
6,000	Hughes Satellite Systems Corporation, (5)	5.250%	8/01/26	BBB–	5,745,000
6,000	Intelsat Jackson Holdings SA, 144A	8.500%	10/15/24	CCC+	6,060,000
8,750	Sprint Capital Corporation, (5)	7.875%	9/15/23	B+	9,296,875
2,500	Sprint Corporation, (5)	7.250%	9/15/21	B+	2,625,275
12,000	T-Mobile USA Inc., (5)	6.375%	3/01/25	BB+	12,450,000
36,250	Total Wireless Telecommunication Services				37,139,650
$419,015	Total Corporate Bonds (cost $380,305,274)				346,557,666

Shares	Description (1), (8)				Value

	EXCHANGE-TRADED FUNDS – 3.9% (2.4% of Total Investments)

2,043,313	Invesco Senior Loan ETF				$45,851,944
	Total Exchange-Traded Funds (cost $47,314,519)				45,851,944

Shares	Description (1)				Value

	COMMON STOCKS – 1.1% (0.7% of Total Investments)

	Diversified Consumer Services – 0.1% (0.1% of Total Investments)

291,285	Cengage Learning Holdings II Inc., (9), (10)				$1,128,729

	Energy Equipment & Services – 0.2% (0.1% of Total Investments)

10,935	Vantage Drilling International, (9), (10)				2,536,920

	Health Care Providers & Services – 0.1% (0.0% of Total Investments)
211,860	Millennium Health LLC, (7), (9)				410,591
198,883	Millennium Health LLC, (7), (9)				385,277
227,437	Millennium Health LLC, (9), (10)				12,509
	Total Health Care Providers & Services				808,377

	Marine – 0.1% (0.1% of Total Investments)

28,051	HGIM Corporation, (10)				1,065,938
6,278	HGIM Corporation, (9), (10)				238,564
	Total Marine				1,304,502

	Media – 0.3% (0.2% of Total Investments)

51,719	Affinion Group Holdings Inc., (9), (10)				297,384
241,742	Cumulus Media Inc., (9)				2,912,991
17,987	Tribune Media Company, (10)				11,692
	Total Media				3,222,067

	Pharmaceuticals – 0.2% (0.1% of Total Investments)

110,097	Advanz Pharma Corporation, (9)				2,083,035

Shares	Description (1)				Value

	Software – 0.1% (0.1% of Total Investments)

81,218	Avaya Holdings Corporation, (9)				$1,373,396
	Total Common Stocks (cost $31,563,302)				12,457,026

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CONVERTIBLE BONDS – 0.9% (0.6% of Total Investments)

	Biotechnology – 0.4% (0.2% of Total Investments)

$3,000	Acorda Therapeutics Inc.	1.750%	6/15/21	N/R	$2,653,440
2,000	Clovis Oncology Inc.	2.500%	9/15/21	N/R	1,826,230
5,000	Total Biotechnology				4,479,670

	Pharmaceuticals – 0.3% (0.2% of Total Investments)

3,000	Horizon Pharma Investment Ltd	2.500%	3/15/22	CCC+	3,129,606

	Technology Hardware, Storage & Peripherals – 0.2% (0.2% of Total Investments)

3,500	Western Digital Corporation, 144A	1.500%	2/01/24	BBB–	3,005,814
$11,500	Total Convertible Bonds (cost $10,536,086)				10,615,090

Shares	Description (1)				Value

	COMMON STOCK RIGHTS – 0.1% (0.1% of Total Investments)

	Oil, Gas & Consumable Fuels – 0.1% (0.1% of Total Investments)

45,924	Fieldwood Energy LLC, (7), (9)				$1,442,831
9,278	Fieldwood Energy LLC, (9), (10)				306,174
	Total Common Stock Rights (cost $1,310,866)				1,749,005

Shares	Description (1)				Value

	WARRANTS – 0.0% (0.0% of Total Investments)

37,273	Avaya Holdings Corporation, (10)				47,154
	Total Warrants (cost $4,921,201)				47,154
	Total Long-Term Investments (cost $1,963,251,563)				1,853,259,374

Shares	Description (1)	Coupon			Value

	SHORT-TERM INVESTMENTS – 4.0% (2.5% of Total Investments)

	INVESTMENT COMPANIES – 4.0% (2.5% of Total Investments)

46,766,350	BlackRock Liquidity Funds T-Fund Portfolio, (8)	2.290% (11)			$46,766,350
	Total Short-Term Investments (cost $46,766,350)				46,766,350
	Total Investments (cost $2,010,017,913) – 161.1%				1,900,025,724
	Borrowings – (42.0)% (12), (13)				(495,000,000)
	Reverse Repurchase Agreements – (16.8)% (14)				(198,000,000)
	Other Assets Less Liabilities – (2.3)%				(27,945,500)
	Net Assets Applicable to Common Shares – 100%				$1,179,080,224

JQC	Nuveen Credit Strategies Income Fund (continued)
Portfolio of Investments January 31, 2019
(Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(3)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(4)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)

Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $332,737,446 have been pledged as collateral for reverse repurchase agreements.

(6)

As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(7)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)

A copy of the most recent financial statements for these exchange-traded funds and investment companies can be obtained directly from the Securities and Exchange Commission on its website at the http://www.sec.gov.

(9)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(10)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(11)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(12)	Borrowings as a percentage of Total Investments is 26.1%.

(13)

The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(14)	Reverse Repurchase Agreements as a percentage of Total Investments is 10.4%.

(15)	Variable rate security. The rate shown is the coupon as of the end of the period.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

DD1	Portion of investment purchased on a delayed delivery basis.

ETF	Exchange-Traded Fund

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

January 31, 2019

(Unaudited)

	NSL	JFR	JRO	JSD	JQC
Assets
Long-term investments, at value (cost $430,765,977, $1,045,666,837, $733,898,727, $287,471,186 and $1,963,251,563, respectively)	$403,154,053	$987,971,844	$691,246,271	$273,012,831	$1,853,259,374
Short-term investments, at value (cost approximates value)	8,014,761	16,339,538	12,312,629	3,664,427	46,766,350
Cash collateral at brokers for investments in swaps(1)	637,000	1,290,000	1,161,000	431,729	606
Credit default swaps premiums paid	—	—	—	251,209	—
Unrealized appreciation on interest rate swaps	—	45,189	—	—	—
Receivable for:
Interest	1,645,482	4,023,811	2,852,571	1,234,331	9,683,121
Investments sold	6,878,687	18,443,585	14,406,258	3,921,193	27,647,730
Reclaims	—	—	—	—	17,480
Shares sold	—	31,001	—	—	—
Other assets	150,050	139,391	88,527	42,020	360,624
Total assets	420,480,033	1,028,284,359	722,067,256	282,557,740	1,937,735,285
Liabilities
Borrowings	114,000,000	264,500,000	178,800,000	72,000,000	495,000,000
Reverse repurchase agreements	—	—	—	—	198,000,000
Cash overdraft	1,059,492	2,118,983	1,439,538	—	—
Cash overdraft denominated in foreign currencies (cost $968, $2,463, $1,646, $55 and $174, respectively)	1,016	2,586	1,727	52	177
Credit default swaps premiums received	—	—	—	206,846	—
Unrealized depreciation on interest rate swaps	665,341	1,001,426	1,062,835	52,850	—
Payable for:
Dividends	1,345,310	3,389,735	2,439,876	974,990	13,651,253
Investments purchased	8,281,674	20,723,981	14,534,997	4,334,656	47,627,313
Unfunded senior loans	39,561	84,383	50,767	39,561	—
Variation margin on swap contracts	—	—	—	16,255	—
Term Preferred Shares (“Term Preferred”), net of deferred offering costs (liquidation preference $43,000,000, $115,000,000, $84,000,000, $35,000,000 and $—, respectively)	42,494,344	113,985,173	82,966,686	34,661,696	—
Accrued expenses:
Interest	397,322	370,580	645,819	279,429	2,328,601
Management fees	280,157	674,985	476,819	189,814	1,283,304
Trustees fees	73,956	138,559	87,793	16,396	359,283
Other	150,343	247,651	211,681	96,870	405,130
Total liabilities	168,788,516	407,238,042	282,718,538	112,869,415	758,655,061
Net assets applicable to common shares	$251,691,517	$621,046,317	$439,348,718	$169,688,325	$1,179,080,224
Common shares outstanding	38,611,472	56,918,468	40,541,218	10,095,648	135,609,290
Net asset value (“NAV”) per common share outstanding	$6.52	$10.91	$10.84	$16.81	$8.69
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$386,115	$569,185	$405,412	$100,956	$1,356,093
Paid-in-surplus	287,743,093	708,896,922	503,351,629	191,865,113	1,386,846,300
Total distributable earnings	(36,437,691)	(88,419,790)	(64,408,323)	(22,277,744)	(209,122,169)
Net assets applicable to common shares	$251,691,517	$621,046,317	$439,348,718	$169,688,325	$1,179,080,224
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended January 31, 2019

(Unaudited)

	NSL	JFR	JRO	JSD	JQC
Investment Income
Interest and dividends	$12,709,689	$29,950,518	$21,226,157	$8,819,863	$50,049,352
Fees	360,719	876,710	594,432	269,354	1,031,772
Total investment income	13,070,408	30,827,228	21,820,589	9,089,217	51,081,124
Expenses
Management fees	1,699,609	4,088,598	2,890,763	1,153,700	7,773,086
Interest expense and amortization of offering costs	2,331,078	6,476,262	4,269,916	1,643,675	12,535,655
Custodian fees	63,956	107,792	98,972	48,865	179,327
Trustees fees	6,230	15,232	10,692	4,228	28,752
Professional fees	24,795	50,344	40,011	26,526	59,084
Shareholder reporting expenses	24,127	55,428	40,453	14,343	91,965
Shareholder servicing agent fees	7,469	13,373	13,301	6,922	1,551
Stock exchange listing fees	5,404	7,965	5,676	3,413	18,998
Investor relations expenses	13,971	33,735	23,920	9,329	62,724
Other	23,205	26,330	24,305	20,196	14,543
Total expenses	4,199,844	10,875,059	7,418,009	2,931,197	20,765,685
Net investment income (loss)	8,870,564	19,952,169	14,402,580	6,158,020	30,315,439
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(3,221,833)	(5,623,332)	(4,593,236)	(1,530,573)	(19,360,904)
Swaps	(240,676)	115,137	9,516	(115,275)	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(12,797,255)	(31,680,499)	(22,318,841)	(9,505,560)	(28,272,877)
Swaps	533,639	1,474,348	1,268,252	36,797	—
Net realized and unrealized gain (loss)	(15,726,125)	(35,714,346)	(25,634,309)	(11,114,611)	(47,633,781)
Net increase (decrease) in net assets applicable to common shares from operations	$(6,855,561)	$(15,762,177)	$(11,231,729)	$(4,956,591)	$(17,318,342)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

(Unaudited)

	NSL		JFR
	Six Months Ended 1/31/19	Year(1) Ended 7/31/18	Six Months Ended 1/31/19	Year(1) Ended 7/31/18
Operations
Net investment income (loss)	$8,870,564	$16,516,893	$19,952,169	$37,297,459
Net realized gain (loss) from:
Investments and foreign currency	(3,221,833)	988,609	(5,623,332)	(3,918,156)
Swaps	(240,676)	(170,366)	115,137	710,097
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(12,797,255)	(1,461,678)	(31,680,499)	795,592
Swaps	533,639	(650,645)	1,474,348	(3,024,738)
Net increase (decrease) in net assets applicable to common shares from operations	(6,855,561)	15,222,813	(15,762,177)	31,860,254
Distributions to Common Shareholders(2)
Dividends(3)	(8,148,846)	(17,553,641)	(20,348,352)	(44,003,590)
Decrease in net assets applicable to common shares from distributions to common shareholders	(8,148,846)	(17,553,641)	(20,348,352)	(44,003,590)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	—	—	—	5,297,434
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	139,663
Cost of common shares repurchased and retired	(56,494)	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(56,494)	—	—	5,437,097
Net increase (decrease) in net assets applicable to common shares	(15,060,901)	(2,330,828)	(36,110,529)	(6,706,239)
Net assets applicable to common shares at the beginning of period	266,752,418	269,083,246	657,156,846	663,863,085
Net assets applicable to common shares at the end of period	$251,691,517	$266,752,418	$621,046,317	$657,156,846
(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 11 – New Accounting Pronouncements for further details.
(2)

The composition and per share amounts of the Funds’ distributions are presented in the Financial Highlights. The distribution information for the Funds as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)	For the fiscal year ended July 31, 2018, the Funds’ distributions to shareholders were paid from net investment income.

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)

(Unaudited)

	JRO		JSD
	Six Months Ended 1/31/19	Year(1) Ended 7/31/18	Six Months Ended 1/31/19	Year(1) Ended 7/31/18
Operations
Net investment income (loss)	$14,402,580	$26,747,901	$6,158,020	$12,002,204
Net realized gain (loss) from:
Investments and foreign currency	(4,593,236)	(2,177,791)	(1,530,573)	(1,771,955)
Swaps	9,516	661,463	(115,275)	(201,725)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(22,318,841)	828,220	(9,505,560)	1,590,671
Swaps	1,268,252	(2,851,257)	36,797	(104,691)
Net increase (decrease) in net assets applicable to common shares from operations	(11,231,729)	23,208,536	(4,956,591)	11,514,504
Distributions to Common Shareholders(2)
Dividends(3)	(14,621,109)	(32,185,250)	(6,239,110)	(13,098,094)
Decrease in net assets applicable to common shares from distributions to common shareholders	(14,621,109)	(32,185,250)	(6,239,110)	(13,098,094)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	—	9,134,335	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	59,873	—	—
Cost of common shares repurchased and retired	(176,868)	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(176,868)	9,194,208	—	—
Net increase (decrease) in net assets applicable to common shares	(26,029,706)	217,494	(11,195,701)	(1,583,590)
Net assets applicable to common shares at the beginning of period	465,378,424	465,160,930	180,884,026	182,467,616
Net assets applicable to common shares at the end of period	$439,348,718	$465,378,424	$169,688,325	$180,884,026
(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 11 – New Accounting Pronouncements for further details.
(2)

The composition and per share amounts of the Funds’ distributions are presented in the Financial Highlights. The distribution information for the Funds as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)	For the fiscal year ended July 31, 2018, the Funds’ distributions to shareholders were paid from net investment income.

See accompanying notes to financial statements.

	JQC
	Six Months Ended 1/31/19	Year(1) Ended 7/31/18
Operations
Net investment income (loss)	$30,315,439	$59,827,455
Net realized gain (loss) from:
Investments and foreign currency	(19,360,904)	(9,945,000)
Swaps	—	1,412,527
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(28,272,877)	(5,536,690)
Swaps	—	(1,375,436)
Net increase (decrease) in net assets applicable to common shares from operations	(17,318,342)	44,382,856
Distributions to Common Shareholders(2)
Dividends(3)	(39,688,431)	(72,567,457)
Decrease in net assets applicable to common shares from distributions to common shareholders	(39,688,431)	(72,567,457)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—
Cost of common shares repurchase and retired	(1,175,108)	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(1,175,108)	—
Net increase (decrease) in net assets applicable to common shares	(58,181,881)	(28,184,601)
Net assets applicable to common shares at the beginning of period	1,237,262,105	1,265,446,706
Net assets applicable to common shares at the end of period	$1,179,080,224	$1,237,262,105
(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 11 – New Accounting Pronouncements for further details.
(2)

The composition and per share amounts of the Funds’ distributions are presented in the Financial Highlights. The distribution information for the Funds as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)	For the fiscal year ended July 31, 2018, the Funds’ distributions to shareholders were paid from net investment income.

See accompanying notes to financial statements.

Statement of Cash Flows

Six Months Ended January 31, 2019

(Unaudited)

	NSL	JFR	JRO	JSD	JQC
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(6,855,561)	$(15,762,177)	$(11,231,729)	$(4,956,591)	$(17,318,342)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(53,641,752)	(138,212,950)	(103,663,271)	(33,926,274)	(402,924,459)
Proceeds from sales and maturities of investments	56,143,703	143,067,450	107,685,089	34,827,127	420,437,689
Proceeds from (Purchases of) short-term investments, net	2,106,668	7,201,552	4,843,732	4,454,078	19,946,680
Proceeds from (Payments for) cash denominated in foreign currencies, net	22	56	38	1	(3)
Premiums received (paid) for credit default swaps	—	—	—	(33,383)	—
Payment-in-kind distributions	(55,144)	(128,247)	(31,226)	(22,555)	—
Proceeds from litigation settlement	—	—	—	—	171,876
Amortization (Accretion) of premiums and discounts, net	(985,745)	(1,614,301)	(1,263,411)	(744,057)	1,057,079
Amortization of deferred offering costs	92,577	162,212	53,661	97,262	—
(Increase) Decrease in:
Receivable for interest	95,158	375,367	222,048	42,229	42,273
Receivable for investments sold	(3,597,524)	(10,319,794)	(7,039,772)	(465,025)	7,695,570
Other assets	(21,138)	10,651	27,238	(12,708)	51,765
Increase (Decrease) in:
Payable for investments purchased	(2,562,542)	(3,908,425)	(3,148,939)	(4,068,814)	(31,602,185)
Payable for unfunded senior loans	(21,944)	(46,806)	(28,159)	(21,944)	—
Payable for variation margin on swap contracts	—	—	—	15,726	—
Accrued interest	396,738	370,580	214,892	279,429	145,967
Accrued management fees	(10,180)	(23,392)	(17,454)	(7,394)	(40,126)
Accrued Trustees fees	(10,864)	(17,859)	(11,295)	(2,020)	(50,124)
Accrued other expenses	(11,590)	5,037	7,238	(719)	(55,461)
Net realized (gain) loss from investments and foreign currency	3,221,833	5,623,332	4,593,236	1,530,573	19,360,904
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	12,797,255	31,680,499	22,318,841	9,505,560	28,272,877
Swaps(1)	(533,639)	(1,474,348)	(1,268,252)	(120,754)	—
Net cash provided by (used in) operating activities	6,546,331	16,988,437	12,262,505	6,369,747	45,191,980
Cash Flows from Financing Activities:
Proceeds from reverse repurchase agreements	—	—	—	—	55,000,000
(Payments for) reverse repurchase agreements	—	—	—	—	(2,000,000)
Proceeds from borrowings	—	10,200,000	—	—	—
Repayments of borrowings	—	—	—	—	(66,000,000)
(Payments for) Term Preferred Shares redeemed, at liquidation preference	—	(10,200,000)	—	—	—
Increase (Decrease) in cash overdraft	1,059,492	2,118,983	1,439,538	—	—
Increase (Decrease) in cash overdraft denominated in foreign currencies	(22)	(56)	(38)	(1)	159
Cash distributions paid to common shareholders	(8,072,307)	(20,200,364)	(14,520,887)	(6,213,545)	(31,017,719)
Cost of shares repurchased and retired	(56,494)	—	(176,868)	—	(1,175,108)
Net cash provided by (used in) financing activities	(7,069,331)	(18,081,437)	(13,258,255)	(6,213,546)	(45,192,668)
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	(523,000)	(1,093,000)	(995,750)	156,201	(688)
Cash and cash collateral at brokers at the beginning of period	1,160,000	2,383,000	2,156,750	275,528	1,294
Cash and cash collateral at brokers at the end of period	$637,000	$1,290,000	$1,161,000	$431,729	$606

Supplemental Disclosure of Cash Flow Information	NSL	JFR	JRO	JSD	JQC
Cash paid for interest (excluding borrowing and amortization of offering costs)	$1,817,267	$5,943,470	$3,985,068	$1,243,219	$12,397,355
(1)	Excluding over-the-counter cleared swaps.

See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights

(Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Invest ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu lated Net Realized Gains	Total	Offering Costs		Discount from Shares Repurchased and Retired		Premium from Shares Sold through Shelf Offering		Ending NAV	Ending Share Price

NSL
Year Ended 7/31:
2019(e)	$6.91	$0.23	$(0.41)	$(0.18)	$(0.21)	$—	$(0.21)	$—		$—	*	$—		$6.52	$5.74
2018	6.97	0.43	(0.04)	0.39	(0.45)	—	(0.45)	—		—		—		6.91	6.13
2017	6.76	0.46	0.21	0.67	(0.46)	—	(0.46)	—		—		—		6.97	6.83
2016	7.16	0.45	(0.43)	0.02	(0.42)	—	(0.42)	—		—	*	—		6.76	6.25
2015	7.51	0.45	(0.38)	0.07	(0.42)	—	(0.42)	—		—		—		7.16	6.34
2014	7.46	0.44	0.05	0.49	(0.44)	—	(0.44)	—		—		—		7.51	6.98

JFR
Year Ended 7/31:
2019(e)	11.55	0.35	(0.63)	(0.28)	(0.36)	—	(0.36)	—		—		—		10.91	9.71
2018	11.76	0.66	(0.10)	0.56	(0.77)	—	(0.77)	—		—		—	*	11.55	10.30
2017	11.36	0.73	0.46	1.19	(0.79)	—	(0.79)	—		—		—	*	11.76	11.83
2016	12.01	0.73	(0.66)	0.07	(0.72)	—	(0.72)	—		—		—		11.36	10.68
2015	12.59	0.75	(0.61)	0.14	(0.72)	—	(0.72)	—		—		—		12.01	10.67
2014	12.54	0.75	0.06	0.81	(0.76)	—	(0.76)	—	*	—		—	*	12.59	11.72

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(2.62)%	(2.95)%	$251,692	3.21	%**	6.78	%**	13%
5.91	(3.78)	266,752	2.90		6.24		29
10.22	17.00	269,083	2.64		6.70		55
0.61	5.89	261,071	2.53		6.84		29
0.96	(3.25)	276,530	2.37		6.08		34
6.78	(0.29)	290,088	2.15		5.89		58

(2.47)	(2.27)	621,046	3.37	**	6.19	**	14
5.01	(6.64)	657,157	2.99		5.68		29
10.76	18.63	663,863	2.63		6.28		59
0.93	7.50	626,627	2.46		6.52		26
1.15	(2.88)	662,801	2.29		6.08		33
6.62	(1.84)	694,584	2.05		5.94		52

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or borrowings (as described in Note 9 – Fund Leverage), where applicable.
	•	Each ratio includes the effect of all interest expense paid and other costs related to preferred shares and/or borrowings, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
NSL
Year Ended 7/31:
2019(e)	1.78	%**
2018	1.46
2017	1.19
2016	1.08
2015	0.89
2014	0.72

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
JFR
Year Ended 7/31:
2019(e)	2.01	%**
2018	1.61
2017	1.24
2016	1.08
2015	0.88
2014	0.71

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the six months ended January 31, 2019.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Financial Highlights (continued)

(Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu lated Net Realized Gains	Total	Offering Costs		Discount from Shares Repurchased and Retired		Premium from Shares Sold through Shelf Offering		Ending NAV	Ending Share Price

JRO
Year Ended 7/31:
2019(e)	$11.47	$0.36	$(0.63)	$(0.27)	$(0.36)	$—	$(0.36)	$—		$—	*	$—		$10.84	$9.60
2018	11.70	0.66	(0.09)	0.57	(0.80)	—	(0.80)	—		—		—	*	11.47	10.23
2017	11.31	0.76	0.45	1.21	(0.83)	—	(0.83)	—		—		0.01		11.70	11.87
2016	12.05	0.77	(0.75)	0.02	(0.76)	—	(0.76)	—		—		—		11.31	10.72
2015	12.68	0.79	(0.66)	0.13	(0.76)	—	(0.76)	—		—		—		12.05	10.82
2014	12.55	0.78	0.14	0.92	(0.79)	—	(0.79)	—	*	—		—	*	12.68	12.40

JSD
Year Ended 7/31:
2019(e)	17.92	0.61	(1.10)	(0.49)	(0.62)	—	(0.62)	—		—		—		16.81	15.59
2018	18.07	1.19	(0.04)	1.15	(1.30)	—	(1.30)	—		—		—		17.92	16.67
2017	17.49	1.29	0.54	1.83	(1.25)	—	(1.25)	—		—		—	*	18.07	17.75
2016	18.63	1.21	(1.16)	0.05	(1.16)	(0.03)	(1.19)	—		—		—		17.49	16.16
2015	19.48	1.22	(0.87)	0.35	(1.16)	(0.04)	(1.20)	—		—		—		18.63	16.41
2014	19.91	1.29	(0.02)	1.27	(1.37)	(0.33)	(1.70)	—	*	—		—		19.48	18.20

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)

Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(2.46)%	(2.65)%	$439,349	3.25	%**	6.32	%**	15%
5.06	(7.38)	465,378	2.99		5.77		30
11.06	18.92	465,161	2.68		6.57		57
0.53	6.91	435,189	2.49		6.91		27
1.03	(6.74)	463,729	2.31		6.41		34
7.54	3.91	487,784	2.07		6.16		55

(2.79)	(2.73)	169,688	3.31	**	6.95	**	12
6.66	1.33	180,884	2.96		6.69		29
10.68	17.91	182,468	2.52		7.18		58
0.62	6.52	176,531	2.27		7.05		34
1.87	(3.27)	188,031	1.78		6.43		31
6.59	0.16	196,613	1.88		6.52		45

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or borrowings (as described in Note 9 – Fund Leverage), where applicable.
	•	Each ratio includes the effect of all interest expense paid and other costs related to preferred shares and/or borrowings, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
JRO
Year Ended 7/31:
2019(e)	1.87	%**
2018	1.59
2017	1.27
2016	1.08
2015	0.89
2014	0.71

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
JSD
Year Ended 7/31:
2019(e)	1.85	%**
2018	1.44
2017	1.07
2016	0.82
2015	0.45
2014	0.50

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the six months ended January 31, 2019.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Financial Highlights (continued)

(Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Discount from Shares Repurchased and Retired		Ending NAV	Ending Share Price

JQC
Year Ended 7/31:
2019(f)	$9.11	$0.22	$(0.35)	$(0.13)	$(0.29)	$—	$(0.29)	$—	*	$8.69	$7.72
2018	9.32	0.44	(0.12)	0.32	(0.53)	—	(0.53)	—		9.11	7.89
2017	9.25	0.52	0.18	0.70	(0.63)	—	(0.63)	—		9.32	8.69
2016	9.88	0.58	(0.60)	(0.02)	(0.61)	—	(0.61)	—	*	9.25	8.43
2015	10.25	0.62	(0.43)	0.19	(0.56)	—	(0.56)	—	*	9.88	8.59
2014	10.13	0.60	0.16	0.76	(0.64)	—	(0.64)	—	*	10.25	9.05

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to reverse repurchase agreements and borrowings (as described in Note 9 – Fund Leverage), where applicable.
	•	Each ratio includes the effect of all interest expense and other costs related to reverse repurchase agreements and borrowings, where applicable, as follows:

JQC	Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 7/31:
2019(f)	2.05	%**
2018	1.67
2017	1.23
2016	1.01
2015	0.66
2014	0.52

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(c)				Ratios to Average Net Assets After Reimbursement(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(1.41)%	1.60%	$1,179,080	3.39	%**	4.95	%**	N/A		N/A		28%
3.64	(3.09)	1,237,262	3.01		4.84		N/A		N/A		45
7.70	10.75	1,265,447	2.57		5.59		N/A		N/A		46
0.11	5.98	1,255,254	2.41		6.32		N/A		N/A		46
1.82	1.02	1,344,763	1.95		6.16		N/A		N/A		61
7.74	(3.44)	1,396,303	1.77		5.84		1.76	%(d)	5.85	%(d)	65

(d)

During the fiscal year ended July 31, 2014, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with a common shares equity shelf program. As a result the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets Applicable to Common Shares reflect the voluntary expense reimbursement from Adviser.

(e)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(f)	For the six months ended January 31, 2019.
*	Rounds to less than $0.01 per share.
**	Annualized.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Financial Highlights (continued)

(Unaudited)

	Borrowings at the End of Period		VRTP Shares at the End of Period		Term Preferred at the End of Period		Borrowings, VRTP Shares and/or Term Preferred at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000 Share(b)	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000 Share	Asset Coverage Per $1 Liquidation Preference
NSL
Year Ended 7/31:
2019(a)	$114,000	$3,585	$—	$—	$43,000	$2,603	$2.60
2018	114,000	3,717	—	—	43,000	2,699	2.70
2017	114,000	3,738	—	—	43,000	2,714	2.71
2016	101,000	4,030	45,000	278,816	—	—	2.79
2015	112,500	3,974	58,000	262,188	—	—	2.62
2014	112,000	4,108	58,000	270,640	—	—	2.71

JFR
Year Ended 7/31:
2019(a)	264,500	3,783	—	—	115,000	2,636	2.64
2018	254,300	4,077	—	—	125,200	2,732	2.73
2017	254,300	4,103	—	—	125,200	2,749	2.75
2016	240,800	4,051	108,000	279,652	—	—	2.80
2015	270,300	3,966	139,000	261,935	—	—	2.62
2014	269,000	4,099	139,000	270,241	—	—	2.70

JRO
Year Ended 7/31:
2019(a)	178,800	3,927	—	—	84,000	2,672	2.67
2018	178,800	4,073	—	—	84,000	2,771	2.77
2017	178,800	4,071	—	—	84,000	2,770	2.77
2016	166,800	4,059	75,000	279,979	—	—	2.80
2015	188,800	3,975	98,000	261,691	—	—	2.62
2014	188,000	4,116	98,000	270,554	—	—	2.71

JSD
Year Ended 7/31:
2019(a)	72,000	3,843	—	—	35,000	2,586	2.59
2018	72,000	3,998	—	—	35,000	2,691	2.69
2017	72,000	4,020	—	—	35,000	2,705	2.71
2016	64,000	4,305	—	—	35,000	2,783	2.78
2015	85,200	3,207	—	—	—	—	—
2014	85,000	3,313	—	—	—	—	—

JQC
Year Ended 7/31:
2019(a)	495,000	3,382	—	—	—	—	—
2018	561,000	3,205	—	—	—	—	—
2017	561,000	3,256	—	—	—	—	—
2016	561,000	3,238	—	—	—	—	—
2015	640,000	3,101	—	—	—	—	—
2014	606,000	3,304	—	—	—	—	—

(a)	For the six months ended January 31, 2019.
(b)

Beginning with the fiscal year ended July 31, 2017, the Funds are calculating Asset Coverage Per $1,000 of Borrowings as defined under the 1940 Act and not as defined for financial reporting purposes. For purposes of calculating Asset Coverage as defined under the 1940 Act, the outstanding preferred shares are excluded because they are treated as equity for regulatory purposes. The Asset Coverage amounts presented in the table above are calculated in accordance with the 1940 Act, and therefore the Asset Coverage per $1,000 of Borrowings reflects the amount of Fund total assets (less all liabilities not represented by borrowings and preferred shares) per $1,000 of borrowings alone.

For financial reporting purposes, preferred shares are considered to be debt. For the fiscal years ended July 31, 2014 through July 31, 2016, the Asset Coverage amounts per $1,000 of Borrowings reflected the amount of Fund total assets (less all liabilities not represented by borrowings and preferred shares) per $1,000 of the combined amount of borrowings and outstanding preferred shares and the Asset Coverage amounts per financial reporting purposes as follows:

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000 Share
NSL
Year Ended 7/31:
2016	$101,000	$2,788
2015	112,500	2,622
2014	112,000	2,706

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000 Share
JFR
Year Ended 7/31:
2016	$240,800	$2,797
2015	270,300	2,619
2014	269,000	2,702

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000 Share
JRO
Year Ended 7/31:
2016	$166,800	$2,800
2015	188,800	2,617
2014	188,000	2,706

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000 Share
JSD
Year Ended 7/31:
2016	$64,000	$2,783

See accompanying notes to financial statements.

Notes to Financial Statements

(Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Senior Income Fund (NSL)

•	Nuveen Floating Rate Income Fund (JFR)

•	Nuveen Floating Rate Income Opportunity Fund (JRO)

•	Nuveen Short Duration Credit Opportunities Fund (JSD)

•	Nuveen Credit Strategies Income Fund (JQC)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. NSL, JFR, JRO, JSD and JQC were organized as Massachusetts business trusts on August 13, 1999, January 15, 2004, April 27, 2004, January 3, 2011 and May 17, 2003, respectively.

The end of the reporting period for the Funds is January 31, 2019, and the period covered by these Notes to Financial Statements is the six months ended January 31, 2019 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Symphony Asset Management, LLC (“Symphony”), an affiliate of Nuveen, under which Symphony manages the investment portfolios of the Funds. The Adviser is responsible for overseeing the Funds’ investments in interest rate and credit default swap contracts.

Investment Objectives and Principal Investment Strategies

NSL’s investment objective is to achieve a high level of current income, consistent with capital preservation. The Fund invests at least 80% of its managed assets (as defined in Note 7 – Management Fees) in adjustable rate senior loans. Senior loans that satisfy the 80% requirement may be secured or unsecured so long as any unsecured senior loans are investment grade quality. The Fund invests at least 65% of its managed assets in adjustable rate senior loans that are secured by specific collateral. The Fund may invest a substantial portion of its managed assets in senior loans and other debt instruments that are, at the time of investment, rated below investment grade or are unrated but judged to be of comparable quality by Symphony.

JFR’s investment objective is to achieve a high level of current income. The Fund invests at least 80% of its managed assets in adjustable rate loans, primarily secured senior loans. As part of the 80% requirement, the Fund also may invest in unsecured senior loans and secured and unsecured subordinated loans. The Fund invests at least 65% of its managed assets in adjustable rate senior loans that are secured by specific collateral. The Fund may invest a substantial portion of its managed assets in senior loans and other debt instruments that are, at the time of investment, rated below investment grade or are unrated but judged to be of comparable quality by Symphony.

JRO’s investment objective is to achieve a high level of current income. The Fund invests at least 80% of its managed assets in adjustable rate loans, primarily secured senior loans. As part of the 80% requirement, the Fund also may invest in unsecured senior loans and secured and unsecured subordinated loans. The Fund invests at least 65% of its managed assets in adjustable rate senior loans that are secured by specific collateral.

JSD’s investment objective is to provide current income and the potential for capital appreciation. Under normal market circumstances the Fund will invest at least 70% of its managed assets in adjustable rate corporate debt instruments, including senior secured loans, second lien loans and other adjustable rate corporate debt instruments. The Fund may make limited tactical investments in high yield debt and other debt instruments of up to 30% of its managed assets. No more than 30% of the Fund’s managed assets may be invested in debt instruments that are, at the time of investment, rated CCC+ or Caa or below by any Nationally Recognized Statistical Rating Organization or that are unrated but judged by Symphony, to be of comparable quality.

The Fund may enter into tactical short positions consisting primarily of high yield debt, either directly or through the use of derivatives, including credit default swaps, creating investment exposure or hedging existing long (positive) investment exposure in a notional amount up to 20% of its managed assets. The Fund may invest up to 20% of its managed assets in debt instruments of non-U.S. issuers that are U.S. dollar or non-U.S. dollar denominated. The Fund’s investments in debt instruments of non-U.S. issuers may include debt instruments of issuers located, or conducting their business, in emerging markets countries.

JQC’s investment objectives are high current income and total return. The Fund meets its investment objectives by investing approximately 70% of its managed assets in senior secured and second lien loans, and up to 30% of its managed assets across the capital structure of companies (including equity securities) with a primary emphasis on high yield bonds, convertible securities and other forms of income-producing securities.

The Funds can invest up to 5% in iBOXX Loan Total Return Swaps.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	NSL	JFR	JRO	JSD	JQC
Outstanding when-issued/delayed delivery purchase commitments	$8,281,674	$20,723,981	$14,534,582	$4,334,656	$45,452,951

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and fee income, if any. PIK interest represents income received in the form of securities in lien of cash. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Fee income and amendment fees, if any, are recognized as “Fees” on the Statement of Operations.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Dividends to common shareholders, if any, are declared monthly. For NSL, JFR, JRO and JSD net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

For the period August 1, 2018 through December 31, 2018, JQC’s regular monthly distributions were sourced entirely from net investment income. Effective in conjunction with the declaration of the January 2019 distribution, the Fund has implemented a capital return plan where a supplemental amount is expected to be included in the Fund’s regular monthly distribution. Under this program, the Fund’s regular monthly distribution is expected to include net investment income, return of capital and potentially capital gains for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all

Notes to Financial Statements (continued)

(Unaudited)

distributions for the fiscal year are made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of July 31 each year.

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Compensation

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Funds invest are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Exchange-traded funds are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Investments in investment companies are valued at their respective NAV’s on the valuation date and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NSL	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$359,709,029	$—		$359,709,029
Corporate Bonds**	—	37,684,426	—	***	37,684,426
Common Stocks**	3,499,014	1,843,940	134,303		5,477,257
Common Stocks Rights**	—	47,025	221,558		268,583
Warrants**	—	14,758	—		14,758

Short-Term Investments:
Investment Companies	8,014,761	—	—		8,014,761

Investments in Derivatives:
Interest Rate Swaps****	—	(665,341)	—		(665,341)
Total	$11,513,775	$398,633,837	$355,861		$410,503,473

Notes to Financial Statements (continued)

(Unaudited)

JFR
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$856,612,209	$—		$856,612,209
Corporate Bonds**	—	98,407,819	—	***	98,407,819
Common Stocks**	7,723,358	5,029,574	259,162		13,012,094
Investment Companies	10,595,400	—	—		10,595,400
Asset-Backed Securities	—	8,820,952	—		8,820,952
Common Stock Rights**	—	87,021	410,097		497,118
Warrants**	—	26,252	—		26,252

Short-Term Investments:
Investment Companies	16,339,538	—	—		16,339,538

Investments in Derivatives:
Interest Rate Swaps****	—	(956,237)	—		(956,237)
Total	$34,658,296	$968,027,590	$669,259		$1,003,355,145

JRO	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$605,938,541	$—		$605,938,541
Corporate Bonds**	—	70,825,760	—	***	70,825,760
Common Stocks**	5,958,411	4,018,781	189,930		10,167,122
Asset-Backed Securities	—	3,782,459	—		3,782,459
Common Stock Rights**	—	89,793	423,072		512,865
Warrants**	—	19,524	—		19,524

Short-Term Investments:
Investment Companies	12,312,629	—	—		12,312,629

Investments in Derivatives:
Interest Rate Swaps****	—	(1,062,835)	—		(1,062,835)
Total	$18,271,040	$683,612,023	$613,002		$702,496,065

JSD
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$241,757,611	$—		$241,757,611
Corporate Bonds**	—	27,732,871	—	***	27,732,871
Common Stocks**	2,261,039	927,732	46,160		3,234,931
Common Stock Rights**	—	48,444	228,345		276,789
Warrants**	—	10,629	—		10,629

Short-Term Investments:
Investment Companies	3,664,427	—	—		3,664,427

Investments in Derivatives:
Credit Default Swaps****	—	(125,944)	—		(125,944)
Interest Rate Swaps****	—	(52,850)	—		(52,850)
Total	$5,925,466	$270,298,493	$274,505		$276,498,464

JQC
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$1,435,981,489	$—		$1,435,981,489
Corporate Bonds**	—	346,557,666	—	***	346,557,666
Exchange-Traded Funds	45,851,944	—	—		45,851,944
Common Stocks**	6,369,422	5,291,736	795,868		12,457,026
Convertible Bonds	—	10,615,090	—		10,615,090
Common Stock Rights**	—	306,174	1,442,831		1,749,005
Warrants**	—	47,154	—		47,154

Short-Term Investments:
Investment Companies	46,766,350	—	—		46,766,350
Total	$98,987,716	$1,798,799,309	$2,238,699		$1,900,025,724
*	Refer to the Fund’s Portfolio of Investments for industry classifications, where applicable.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3.
***	Value equals zero as of the end of the reporting period.
****	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Notes to Financial Statements (continued)

(Unaudited)

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investment in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.

During the current fiscal period, NSL, JFR, JRO and JSD used cancellable interest rate swaps in which each Fund received payments based upon pre-determined fixed rates and paid one-month LIBOR plus a fixed spread. After a non-callable period, the swap counterparty owns the right on future monthly dates to terminate the swap at par. The purpose of the cancellable interest rate swap is to convert a fixed rate Term Preferred Share issuance to floating rate, and the cancellation dates of the swap correspond to dates on which the Funds can call the Term Preferred Share issue.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	NSL	JFR	JRO	JSD
Average notional amount of interest rate swap contracts outstanding*	$43,000,000	$115,000,000	$84,000,000	$40,833,333
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

Credit Default Swap Contracts

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. When a Fund has bought (sold) protection in a credit default swap upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) deliver (receive) that security, or an equivalent amount of cash, from the counterparty in exchange for receipt (payment) of the notional amount to the counterparty, or (ii) receive (pay) a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received (delivered) and the notional amount delivered (received) is recorded as a realized gain or loss. Payments paid (received) at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

For OTC swaps not cleared through a clearing house (“OTC Uncleared”), the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps” on the Statement of Assets and Liabilities.

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to the appreciation. Conversely, if a Fund has unrealized depreciation the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on credit default swaps” as described in the preceding paragraph. The maximum potential amount of future payments the Fund could incur as a buyer or seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the current fiscal period, JSD invested in credit default swap contracts to provide a benefit if particular bonds’ credit quality worsened.

The average notional amount of credit default swap contracts outstanding during the current fiscal period was as follows:

JSD
Average notional amount of credit default swap contracts outstanding*	$2,000,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
NSL
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps	$(665,341)
JFR
Interest rate	Swaps (OTC Uncleared)	Unrealized appreciation on interest rate swaps	$45,189	Unrealized depreciation on interest rate swaps	$(1,001,426)
JRO
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps	$(1,062,835)
JSD
Credit	Swaps (OTC Cleared)	—	$—	Payable for variation margin on swap contracts**^	$(125,944)

Interest Rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps	$(52,850)
Total			$—		$(178,794)
**	Value represents the unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the asset and/or liability amount as described above.
^

Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

Notes to Financial Statements (continued)

(Unaudited)

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
NSL	Morgan Stanley Capital Services LLC	$—	$(665,341)	$(665,341)	$637,000	$(28,341)
JFR	Morgan Stanley Capital Services LLC	45,189	(1,001,426)	(956,237)	956,237	—
JRO	Morgan Stanley Capital Services LLC	—	(1,062,835)	(1,062,835)	1,062,835	—
JSD	Morgan Stanley Capital Services LLC	—	(52,850)	(52,850)	52,850	—
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
NSL	Interest rate	Swaps	$(240,676)	$533,639
JFR	Interest rate	Swaps	$115,137	$1,474,348
JRO	Interest rate	Swaps	$9,516	$1,268,252
JSD
	Credit	Swaps	$(31,817)	$(83,957)
	Interest rate	Swaps	(83,458)	120,754
Total			$(115,275)	$36,797

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Shares

Common Shares Equity Shelf Programs and Offering Costs

The following Funds have each filed registration statements with the Securities and Exchange Commission (“SEC”) authorizing each Fund to issue additional common shares through one or more equity shelf program (“Shelf Offering”), which became effective with the SEC during prior fiscal periods.

Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above each Fund’s NAV per common share. In the event a Fund’s Shelf

Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.

Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under each Fund’s Shelf Offering during the Fund’s current and prior fiscal period were as follows:

	NSL		JFR
	Six Months Ended 1/31/19	Year Ended 7/31/18*	Six Months Ended 1/31/19**	Year Ended 7/31/18
Additional authorized common shares	—	8,800,000	12,900,000	12,900,000
Common shares sold	—	—	—	452,068
Offering proceeds, net of offering costs	$—	$—	—	$5,297,434

	JRO		JSD
	Six Months Ended 1/31/19**	Year Ended 7/31/18	Six Months Ended 1/31/19	Year Ended 7/31/18*
Additional authorized common shares	8,500,000	8,500,000	—	1,000,000
Common shares sold	—	783,600	—	—
Offering proceeds, net of offering costs	$—	$9,134,335	$—	$—
*	Represents additional authorized common shares for the period August 1, 2017 through December 8, 2017.
**	Represent additional authorized common shares for the period August 1, 2018 through November 30, 2018.

Costs incurred by the Funds in connection with their initial shelf registrations were recorded as a prepaid expense and recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after effectiveness of the initial shelf registration will be expensed. Costs incurred by the Funds to keep the shelf registration current are expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations.

Common Share Transactions

Transactions in common shares during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NSL		JFR
	Six Months Ended 1/31/2019	Year Ended 7/31/2018	Six Months Ended 1/31/2019	Year Ended 7/31/2018
Common shares:
Sold through shelf offering	—	—	—	452,068
Issued to shareholders due to reinvestment of distributions	—	—	—	11,975
Repurchased and retired	(10,400)	—	—	—
Weighted average common share:
Premium to NAV per shelf offering share sold	—	—	—	1.38%
Price per share repurchased and retired	$5.41	—	—	—
Discount per share repurchased and retired	15.29%	—	—	—

	JRO		JQC
	Six Months Ended 1/31/2019	Year Ended 7/31/2018	Six Months Ended 1/31/2019	Year Ended 7/31/2018
Common shares:
Sold through shelf offering	—	783,600	—	—
Issued to shareholders due to reinvestment of distributions	—	5,155	—	—
Repurchased and retired	(20,000)	—	(157,700)	—
Weighted average common share:
Premium to NAV per shelf offering share sold	—	1.71%	—	—
Price per share repurchased and retired	$8.82	—	$7.43	—
Discount per share repurchased and retired	16.68%	—	16.16%	—

Notes to Financial Statements (continued)

(Unaudited)

Preferred Shares

Term Preferred Shares

The following Funds have issued and have outstanding Term Preferred Shares (“Term Preferred”), with a $1,000 liquidation preference per share.

As of the end of the reporting, NSL, JFR, JRO and JSD had $42,494,344, $113,985,173, $82,966,686 and $34,661,696 Term Preferred at liquidation preference, net of deferred offering costs, respectively. Further details of the Funds’ Term Preferred Shares outstanding as of the end of the reporting period, were as follows:

Fund	Series	Shares Outstanding	Liquidation Preference
NSL	2021	43,000	$43,000,000
JFR	2022	25,000	25,000,000
	2024	35,000	35,000,000
	2027	55,000	55,000,000
JRO	2022	10,000	$10,000,000
	2022-1	21,000	21,000,000
	2023	8,000	8,000,000
	2027	45,000	45,000,000
JSD	2020	35,000	$35,000,000

Each Fund is obligated to redeem its Term Preferred by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. The Term Preferred are subject to redemption at the option of each Fund, subject to payment of a premium for approximately one year following the date of issuance (“Optional Redemption Premium Expiration Date”), and at liquidation preference per share plus accumulated but unpaid dividends. Term Preferred are subject to mandatory redemption in certain circumstances. Each Fund may be obligated to redeem a certain amount of the Term Preferred if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share (plus any premium) plus any accumulated but unpaid dividends. The Term Redemption Date and Optional Redemption Premium Expiration Date for each Fund’s series of Term Preferred are as follows:

Fund	Series	Term Redemption Date	Optional Redemption Premium Expiration Date
NSL	2021	November 1, 2021	October 31, 2017
JFR	2022	January 1, 2022	December 31, 2017
	2024	June 1, 2024	N/A
	2027	January 1, 2027	December 31, 2017
JRO	2022	January 1, 2022	December 31, 2017
	2022-1	April 1, 2022	June 30, 2019
	2023	December 1, 2023	November 30, 2017
	2027	January 1, 2027	December 31, 2017
JSD	2020	November 1, 2020	October 31, 2016
N/A	– Not applicable

The average liquidation preference of Term Preferred outstanding and the annualized dividend rate for each Fund during the current fiscal period were as follows:

	NSL	JFR	JRO	JSD
Average liquidation preference of Term Preferred outstanding	$43,000,000	$121,208,696	$84,000,000	$35,000,000
Annualized dividend rate	1.98%	3.70%	3.28%	2.23%

Term Preferred generally do not trade, and market quotations are generally not available. Term Preferred are short-term instruments that pay a dividend rate, subject to adjustment as set forth in accordance with the offering documents. The fair value of Term Preferred is expected to be approximately its liquidation preference so long as the fixed “spread” on the Term Preferred remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Fund’s Adviser has determined that the fair value of Term Preferred is approximately its liquidation preference, but its fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of Term Preferred is a liability and is recognized as “Term Preferred Shares (“Term Preferred”), net of deferred offering costs” on the Statement of Assets and Liabilities.

Dividends on Term Preferred (which are treated as interest payments for financial reporting purposes) are at the rates set forth in its offering document. The initial dividend rate will expire approximately two years after the first issuance of shares and will be adjusted upwards semi-annually thereafter. Unpaid dividends on Term Preferred are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on Term Preferred are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Costs incurred in connection with each Fund’s offering of Term Preferred were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Term Preferred Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

In conjunction with JFR’s redemption of Series 2019 Term Preferred, the remaining deferred offering costs of $52,114, were fully expensed during the current fiscal period, as the redemptions were deemed an extinguishment of debt.

Preferred Share Transactions

Transactions in preferred shares during the Funds’ current and prior fiscal period, where applicable, are noted in the following table.

Transactions in Term Preferred for the Funds, where applicable, were as follows:

	Six Months Ended January 31, 2019
JFR	Series	Shares	Amount
Term Preferred redeemed	2019	10,200	$10,200,000

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period, were as follows:

	NSL	JFR	JRO	JSD	JQC
Purchases	$53,641,752	$138,212,950	$103,663,271	$33,926,274	$402,924,459
Sales and maturities	$56,143,703	$143,067,450	$107,685,089	$34,827,127	$420,437,689

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gain to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of timing differences in recognizing certain gains and losses on investment transactions and recognition of premium amortization (except for NSL). To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The tables below present the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of January 31, 2019.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Notes to Financial Statements (continued)

(Unaudited)

	NSL	JFR	JRO	JSD	JQC
Tax cost of investments	$441,852,385	$1,073,907,865	$754,154,450	$293,897,012	$2,027,044,633
Gross unrealized:
Appreciation	3,667,804	9,293,966	6,797,734	2,758,757	8,179,029
Depreciation	(34,351,375)	(78,890,449)	(57,393,284)	(19,978,511)	(135,197,938)
Net unrealized appreciation (depreciation) of investments	$(30,683,571)	$(69,596,483)	$(50,595,550)	$(17,219,754)	$(127,018,909)

		NSL	JFR	JRO	JSD
Tax cost of swaps		$—	$—	$—	$(81,580)
Net unrealized appreciation (depreciation) of swaps		(665,341)	(956,237)	(1,062,835)	(52,850)

Permanent differences, primarily due to expiration of capital loss carryforwards, bond premium amortization adjustments, treatment of notional principal contracts, nondeductible offering costs, foreign currency transactions, investments in partnerships, distressed PIK bond adjustments and federal taxes paid, resulted in reclassifications among the Funds’ components of common share net assets as of July 31, 2018, the Funds’ last tax year end, as follows:

	NSL	JFR	JRO	JSD	JQC
Paid-in-surplus	$(29,464,537)	$(67,257,711)	$(46,592,886)	$(192,942)	$(8,513,146)
Undistributed (Over-distribution of) net investment income	114,907	1,963,579	1,737,347	84,695	3,791,771
Accumulated net realized gain (loss)	29,349,630	65,294,132	44,855,539	108,247	4,721,375

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2018, the Funds’ last tax year end, were as follows:

	NSL	JFR	JRO	JSD	JQC
Undistributed net ordinary income[1]	$2,985,455	$4,877,606	$3,199,983	$1,685,802	$857,230
Undistributed net long-term capital gains	—	—	—	—	—

[1]  Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on July 2, 2018, paid on August 1, 2018. Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended July 31, 2018, was designated for purposes of the dividends paid deduction as follows:

	NSL	JFR	JRO	JSD	JQC
Distributions from net ordinary income[2]	$18,645,372	$48,769,652	$35,379,514	$13,766,120	$74,671,845
Distributions from net long-term capital gains	—	—	—	—	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of July 31, 2018, the Funds’ last tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NSL	JFR	JRO	JSD	JQC
Not subject to expiration:
Short-term	$—	$43,342	$304,388	$14,921	$9,492,644
Long-term	4,076,891	13,159,712	8,137,862	3,779,388	38,892,992
Total	$4,076,891	$13,203,054	$8,442,250	$3,794,309	$48,385,636

As of July 31, 2018, the Funds’ last tax year end, the following Funds’ capital loss carryforwards expired as follows:

	NSL	JFR	JRO	JQC
Expired capital loss carryforwards	$29,264,459	$67,020,214	$46,332,843	$8,513,146

During the Funds’ last tax year ended, July 31, 2018, NSL utilized $721,041 of its capital loss carryforward.

7. Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Symphony is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	NSL JFR JRO JSD Fund-Level Fee Rate	JQC Fund-Level Fee Rate
For the first $500 million	0.6500%	0.6800%
For the next $500 million	0.6250	0.6550
For the next $500 million	0.6000	0.6300
For the next $500 million	0.5750	0.6050
For managed assets over $2 billion	0.5500	0.5800

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Funds’ daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute ‘’eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of January 31, 2019, the complex-level fee for each Fund was 0.1595%.

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Funds may have unfunded senior loan commitments. Each Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the following Funds’ outstanding unfunded senior loan commitments were as follows:

	NSL	JFR	JRO	JSD
Outstanding unfunded senior loan commitments	$39,561	$84,383	$50,767	$39,561

Participation Commitments

With respect to the senior loans held in each Fund’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the

Notes to Financial Statements (continued)

(Unaudited)

credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Funds had no such outstanding participation commitments.

9. Fund Leverage

Borrowings

Each Fund has entered into a borrowing arrangement (“Borrowings”) as a means of leverage.

Borrowings Information for NSL, JFR and JRO

The following Funds have entered into a revolving credit and security agreement with certain banks and their affiliates. As of the end of the reporting period, each Fund’s maximum commitment amount under its Borrowings is as follows:

	NSL	JFR	JRO
Maximum commitment amount	$115,000,000	$290,000,000	$195,000,000

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	NSL	JFR	JRO
Outstanding balance on Borrowings	$114,000,000	$264,500,000	$178,800,000

For NSL, interest is charged at a rate equal to 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.75% (0.80% prior to January 28, 2019). For JFR and JRO, interest is charged at a rate equal to 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.80%. NSL accrues 0.15% per annum on the undrawn balance if it is less than 50% of the maximum commitment amount; however, if the undrawn portion of the Borrowings is greater than 50% of the maximum commitment amount the Fund will accrue 0.25% per annum on the undrawn portion. JFR accrues 0.25% per annum on the undrawn balance if the undrawn portion of the Borrowings on a particular day is more than 20% of the maximum commitment amount. JRO accrues 0.30% per annum on the undrawn balance if the undrawn portion of the Borrowings on a particular day is more than 10% of the maximum commitment amount. NSL and JRO also accrued an upfront fee of 0.05% and 0.025% per annum on the maximum commitment amount, respectively.

On December 21, 2018, JFR and JRO renewed their Borrowings through December 20, 2019. On January 28, 2019, NSL renewed its Borrowings through January 27, 2020. Interest charged on NSL’s Borrowings was changed to 1-Month LIBOR plus 0.80%. All other items of the Borrowings remain unchanged.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:

	NSL	JFR	JRO
Average daily balance outstanding	$114,000,000	$258,568,478	$178,800,000
Average annual interest rate	3.06%	3.06%	3.08%

Borrowings Information for JSD

The Fund has outstanding a 364-day revolving line of credit. As of the end of the reporting period, the Fund’s maximum commitment amount under its Borrowings is as follows:

JSD
Maximum commitment amount	$75,000,000

As of the end of the reporting period, the Fund’s outstanding balance on its Borrowings was as follows:

JSD
Outstanding balance on Borrowings	$72,000,000

Interest is charged on these Borrowings at a rate per annum equal to 1-Month LIBOR plus 0.80%. The Fund also accrued 0.15% per annum on the undrawn portion if it was less than 50% of the maximum commitment; however, if the undrawn portion of the Borrowings was greater than 50% of the maximum commitment amount the Fund accrued a 0.25% per annum on the undrawn portion of the Borrowings.

On October 31, 2018, JSD renewed its Borrowings through October 30, 2019. The Fund also accrued an upfront fee of 0.05% per annum on the maximum commitment amount. All other items of the Borrowings remain unchanged.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on the Fund’s Borrowings were as follows:

JSD
Average daily balance outstanding	$72,000,000
Average annual interest rate	3.06%

Borrowings Information for JQC

The Fund has entered into a borrowing agreement with a bank and its affiliate. As of the end of the reporting period, the Fund’s maximum commitment amount under its Borrowings is as follows:

JQC
Maximum commitment amount	$550,000,000

As of the end of the reporting period, the Fund’s outstanding balance on its Borrowings was as follows:

JQC
Outstanding balance on Borrowings	$495,000,000

For the period August 1, 2018 to September 11, 2018, the interest was charged on these Borrowings at a rate per annum equal to 3-Month LIBOR plus 1.15%. The Fund also accrued 1.15% per annum on any positive difference between 90% of the maximum commitment amount and the daily drawn amount.

On September 11, 2018, JQC amended its borrowings. Interest is charged on the Borrowings at a rate per annum equal to the 3-Month LIBOR plus 1.10%. The Fund also accrues 1.10% per annum on any positive difference between 90% of the maximum commitment amount and the daily drawn amount. All other items remain unchanged.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on the Fund’s Borrowings were as follows:

JQC
Average daily balance outstanding	$517,717,391
Average annual interest rate	3.55%

Other Borrowings Information for the Funds

In order to maintain their Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Each Fund’s Borrowings outstanding is fully secured by eligible securities held in its portfolio of investments.

Each Funds’ Borrowings outstanding is recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount, undrawn balance and initial fees are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Reverse Repurchase Agreements

During the current fiscal period, JQC used reverse repurchase agreements as a means of leverage.

In a reverse repurchase agreement, the Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, with the Fund retaining the risk of loss that is associated with that security. The Fund will pledge assets determined to be liquid by the Adviser to cover its obligations under reverse repurchase agreements. Securities sold under reverse repurchase agreements are recorded as a liability and recognized as “Reverse repurchase agreements” on the Statement of Assets and Liabilities.

Payments made on reverse repurchase agreements are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. In periods of increased demand for the security, the Fund receives a fee for use of the security by the counterparty. This results in interest income to the Fund, which is recognized as a component of the “Interest and dividend income” on the Statement of Operations.

Notes to Financial Statements (continued)

(Unaudited)

As of the end of the reporting period, the Fund’s outstanding balances on its reverse repurchase agreements were as follows:

Counterparty	Rate	Principal Amount	Maturity*	Value	Value and Accrued Interest
Societe Generale	3-Month LIBOR plus 0.75%	$(198,000,000)	4/15/20	$(198,000,000)	$(198,625,328)
*	The Fund may repurchase the reverse repurchase agreement prior to the maturity date and/or counterparty may accelerate maturity upon pre-specified advance notice.

During the current fiscal period, the average daily balance outstanding and average interest rate on the Fund’s reverse repurchase agreements were as follows:

JQC
Average daily balance outstanding	$187,347,826
Average interest rate	3.28%

The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.

Counterparty	Reverse Repurchase Agreements*	Collateral Pledged to Counterparty**	Net Exposure
Societe Generale	$(198,625,328)	$198,625,328	$—
*	Represents gross value and accrued interest for the counterparty as reported in the preceding table.
**	As of the end of the reporting period, the value of the collateral pledged to the counterparty exceeded the value of the reverse repurchase agreements.

10. Inter-Fund Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

11. New Accounting Pronouncements

Disclosure Update and Simplification

During August 2018, the SEC issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of)

net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.

The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532.

For the prior fiscal period, the total amount of distributions paid to shareholders from net investment income and from accumulated net realized gains, if any, are recognized as “Dividends” on the Statement of Changes in Net Assets.

As of July 31, 2018, the Funds’ Statement of Changes in Net Assets reflected the following UNII balances.

	NSL	JFR	JRO	JSD	JQC
UNII at the end of period	$492,596	$(6,939,292)	$(4,665,678)	$(1,022,611)	$(21,887,770)

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

Fair Value Measurement: Disclosure Framework

During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. During the current reporting period, management early implemented this guidance. This implementation did not have a material impact on the Funds’ financial statements.

12. Subsequent Events

Borrowings

Subsequent to the end of the reporting period, JQC decreased its maximum commitment amount to $505,000,000 and reduced the outstanding balance on its Borrowings to $455,000,000.

Additional Fund Information

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson
Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L Wolff	Robert L. Young

*	Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 (800) 257-8787

Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NSL	JFR	JRO	JSD	JQC
Common shares repurchased	10,400	—	20,000	—	157,700

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Collateralized Loan Obligation (CLO): A security backed by a pool of debt, often low rated corporate loans. Collateralized loan obligations (CLOs) are similar to collateralized mortgage obligations, except for the different type of underlying loan.

∎	Convexity: A tool used in risk management to measure the sensitivity of bond duration to interest rate changes. Higher convexity generally means higher sensitivity to interest rate changes.

∎

Credit Suisse Leveraged Loan Index: A representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎

ICE BofAML U.S. High Yield Index: An index that tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Your Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	ESA-A-0119D 780995-INV-B-03/20

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period*	(a) TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED	(b) AVERAGE PRICE PAID PER SHARE (OR UNIT)	(c) TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED AS PART OF PUBLICLY ANNOUNCED PLANS OR PROGRAMS	(d)* MAXIMUM NUMBER (OR APPROXIMATE DOLLAR VALUE) OF SHARES (OR UNITS) THAT MAY YET BE PURCHASED UNDER THE PLANS OR PROGRAMS
AUGUST 1-31, 2018	0			4,055,000
SEPTEMBER 1-30, 2018	0			4,055,000
OCTOBER 1-31, 2018	0			4,055,000
NOVEMBER 1-30, 2018	0			4,055,000
DECEMBER 1-31, 2018	20,000	$8.82	20,000	4,035,000
JANUARY 1-31, 2019	0			4,035,000
TOTAL	20,000

*

The registrant’s repurchase program, for the repurchase of 4,055,000 shares, was authorized August 1, 2018. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4) Change in registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Floating Rate Income Opportunity Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: April 9, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: April 9, 2019

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: April 9, 2019